EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 to CREDIT AGREEMENT, dated as of January 20, 2023 (this “Amendment”), by the Lenders party hereto, EVOLENT HEALTH LLC, a Delaware limited liability company, as the Administrative Borrower, the other Borrowers party hereto, EVOLENT HEALTH, INC., a Delaware corporation, as the Parent, each other Guarantor party hereto, Ares Capital Corporation, as Administrative Agent, and ACF Finco I LP, as Collateral Agent and Revolving Agent.

WHEREAS, the Borrowers, the Parent, the Lenders from time to time party thereto, Ares Capital Corporation, as Administrative Agent, ACF Finco I LP, as Collateral Agent and Revolving Agent, and the other parties thereto are party to that certain Credit Agreement, dated as of August 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement unless the context otherwise requires);

WHEREAS, the Borrowers have requested (i) an increase in Revolver Commitments in the aggregate amount of $25,000,000 (the “Revolver Commitment Increase”), (ii) an additional term loan in an aggregate principal amount equal to $240,000,000 (the “Amendment No. 1 Incremental Term Loan”) and (iii) certain other amendments to the Existing Credit Agreement that are subject to the approval of each Lender, in each case that will become effective on the Amendment No. 1 Effective Date (as defined below) on the terms and subject to the conditions set forth herein;

WHEREAS, each Person listed on Schedule I hereto (each an “Amendment No. 1 Incremental Term Lender”) has indicated its willingness, on the terms and subject to the conditions of this Amendment and the Credit Agreement, to make available to the Borrowers, on the Amendment No. 1 Effective Date, a commitment to make an Amendment No. 1 Incremental Term Loan in the principal amount set forth opposite such Amendment No. 1 Incremental Term Lender’s name under the heading “Amendment No. 1 Incremental Term Commitment” on Schedule I hereto (each such commitment, an “Amendment No. 1 Incremental Term Commitment”);

WHEREAS, each Person listed on Schedule I hereto (each an “Amendment No. 1 Incremental Revolving Lender” and, together with the Amendment No. 1 Incremental Term Lenders, the “Amendment No. 1 Incremental Lenders”) has indicated its willingness, on the terms and subject to the conditions of this Amendment and the Credit Agreement, to make available to the Borrowers, on the Amendment No. 1 Effective Date, an increase to its existing Revolver Commitment in the principal amount set forth opposite such Amendment No. 1 Incremental Revolving Lender’s name under the heading “Amendment No. 1 Incremental Revolver Commitment” on Schedule I hereto (each such commitment increase, an “Amendment No. 1 Incremental Revolver Commitment”); and

WHEREAS, pursuant to and in accordance with Section 12.01 of the Credit Agreement, the Administrative Agent, the Revolving Agent and the Lenders party hereto (which constitute Required Lenders under the Existing Credit Agreement) agree to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment No. 1 Loans.

(a) Amendment No. 1 Incremental Term Loan. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Person with an Amendment No. 1 Incremental Term Commitment severally agrees to make an Amendment No. 1 Incremental Term Loan to the Borrowers in a principal amount equal to its Amendment No. 1 Incremental Term Commitment set forth opposite such Person’s name on Schedule I hereto. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Amendment No. 1 Effective Date, once funded, the Amendment No. 1 Incremental Term Loans shall be deemed to be “Term Loans” and “Loans”, in each case, as defined in the Credit Agreement for all purposes of the Credit Documents, having terms and provisions identical to those applicable to the Initial Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date, except as otherwise set forth herein or in the Credit Agreement, shall constitute, together with the Initial Term Loans, a single class of Loans, and shall be entitled to all the benefits afforded to the Initial Term Loans by the Credit Agreement and the other Credit Documents (including the right to participate on a pro rata basis in any voluntary or mandatory prepayment of the Initial Term Loans), and shall, without limiting the foregoing, benefit equally and ratably from the guarantees under the Guarantee Agreement and any security interests created by the Security Documents. From and after the Amendment No. 1 Effective Date, each Amendment No. 1 Incremental Term Lender shall be a “Term Lender” and a “Lender” for purposes of the Credit Agreement and the other Credit Documents.

(b) Revolver Commitment Increase. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Amendment No. 1 Incremental Revolving Lender severally agrees to increase its existing Revolver Commitment in a principal amount equal to its Amendment No. 1 Incremental Revolver Commitment set forth opposite such Person’s name on Schedule I hereto. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Amendment No. 1 Effective Date, the existing Revolver Commitments of each Revolving Lender with an Amendment No. 1 Incremental Revolver Commitment shall be deemed increase by its Amendment No. 1 Incremental Revolver Commitment, which increased Revolver Commitment, and the Revolving Loans funded thereunder, shall otherwise have terms and provisions identical to those applicable to the Revolver Commitments and Revolving Loans existing or outstanding, as applicable, immediately prior to the Amendment No. 1 Effective Date, except as otherwise set forth herein or in the Credit Agreement, and shall be entitled to all the benefits afforded to the Revolver Commitments and Revolving Loans by the Credit Agreement and the other Credit Documents (including the right to participate on a pro rata basis in any voluntary or mandatory prepayment of the Revolving Loans or any voluntary or mandatory reduction of the Revolver Commitments), and shall, without limiting the foregoing, benefit equally and ratably from the guarantees under the Guarantee Agreement and any security interests created by the Security Documents.

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2. Amendments to the Credit Agreement. Each of the parties hereto agrees and consents that, effective on the Amendment No. 1 Effective Date, the Existing Credit Agreement shall be amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto and (ii) amend Schedule 1.01(a) to the Credit Agreement by (x) adding the Amendment No. 1 Incremental Term Commitments and (y) replacing the existing Revolver Commitments with the Revolver Commitments as set forth on Schedule I hereto.

3. Representations and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants to the Administrative Agent, the Revolving Agent and each of the Lenders that, on and as of the Amendment No. 1 Effective Date:

(a) Corporate Status. Each Credit Party is a duly organized or formed and validly existing corporation, limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged.

(b) Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute and deliver this Amendment and carry out the terms and provisions of each of this Amendment and the Credit Agreement (as amended hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and the performance of each of this Amendment and the Credit Agreement (as amended hereby). Each Credit Party has duly executed and delivered this Amendment, and each of this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(c) No Violation. None of (a) the execution or delivery of this Amendment, or the performance by any Credit Party of this Amendment or the Credit Agreement (as amended hereby) or compliance with the terms and provisions hereof or thereof or (b) the consummation of the Amendment No. 1 Transactions will violate any provision of the Organization Documents any Credit Party.

(d) Use of Proceeds; Regulations U and X. The proceeds of the Amendment No. 1 Incremental Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 8.10 of the Credit Agreement (as amended hereby). No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with Regulation U or Regulation X. No Credit Party and no Subsidiary of any Credit Party owns any margin stock.

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(e) Investment Company Act. No Credit Party is required to be registered, or will be required to be registered after giving effect to the Amendment No. 1 Transactions and the transactions contemplated under the Credit Documents (as amended hereby), as an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940.

(f) Solvency. On the Amendment No. 1 Effective Date after giving effect to the Amendment No. 1 Transactions, Parent and its Subsidiaries, on a consolidated basis, are Solvent.

(g) Foreign Assets Control Regulations; Anti-Money Laundering and Anti-Corruption Practices. Each Credit Party and each Subsidiary of each Credit Party is (x) in compliance in all material respects with all U.S. economic sanctions laws, executive orders and implementing regulations (“Sanctions”) as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and (y) in compliance in all material respects with all applicable anti money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it. No Credit Party and no Subsidiary or Affiliate of a Credit Party (i) is a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions, (ii) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person or (iii) is controlled by (including without limitation, by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person or entity on the SDN List or a foreign government that is the target of U.S. economic sanctions prohibitions such that the entry into this Amendment, or the performance under, this Amendment or the Credit Agreement (as amended hereby) or any other Credit Document would be prohibited under U.S. law. Each Credit Party and each Subsidiary of each Credit Party is in compliance in all material respects with all applicable Anti-Corruption Laws. None of the Credit Parties or any Subsidiary thereof, nor to the knowledge of the Borrower, any director, officer, agent, employee, or other person acting on behalf of a Credit Party or any Subsidiary, has taken any action, directly or indirectly, that would result in a violation in any material respect of applicable Anti-Corruption Laws. Each Credit Party and each Subsidiary of a Credit Party has instituted and will continue to maintain policies and procedures reasonably designed to promote compliance with Applicable Anti-Corruption laws.

(h) Patriot Act. The Credit Parties, each of their Subsidiaries and each of their controlled Affiliates are in compliance in all material respects with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) the Patriot Act and (c) other federal or state laws relating to “know your customer” and Anti-Money Laundering Laws, rules and regulations. No part of the proceeds of any Amendment No. 1 Incremental Term Loan will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.

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4. Conditions Precedent. The amendments to the Existing Credit Agreement set forth in Section 2 above shall become effective as of the date upon which each of the following conditions precedent shall be satisfied or waived (such date, the “Amendment No. 1 Effective Date”):

(a) Execution of Credit Documents. The Administrative Agent shall have received the following documents, duly executed by an Authorized Officer of each Credit Party and each other relevant party:

(i) this Amendment;

(ii) a completed Borrowing Base Certificate dated as of the Amendment No. 1 Effective Date (provided that, this clause (ii) shall be a condition precedent only to any Borrowing of any Revolving Loan on the Amendment No. 1 Effective Date);

(iii) the Notice of Borrowing, reasonably satisfactory to the Administrative Agent for the Borrowing of Amendment No. 1 Incremental Term Loans and reasonably satisfactory to Revolving Agent for the Borrowing of any Revolving Loan on the Amendment No. 1 Effective Date, delivered no later than three Business Days prior to the Amendment No. 1 Effective Date; and

(iv) the Letter of Direction and flow of funds, reasonably satisfactory to the Agents.

(b) Officer’s Certificates. The Administrative Agent shall have received a certificate for each Credit Party, dated the Amendment No. 1 Effective Date, duly executed and delivered by such Credit Party’s general counsel, secretary, other duly authorized officer, sole shareholder, managing member or general partner, as applicable, as to:

(i) resolutions of each such Person’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) or shareholder(s) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents and the other Transaction Documents applicable to such Person and the execution, delivery and performance of each Credit Document and each other Transaction Document, in each case, to be executed by such Person;

(ii) the incumbency and signatures of its certain of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person;

(iii) each such Person’s Organization Documents, as amended, modified or supplemented as of Amendment No. 1 Effective Date, with the certificate or articles of incorporation or formation certified by the appropriate officer or official body of the jurisdiction of organization of such Person;

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(iv) certificates of good standing with respect to each Credit Party from its relevant jurisdiction of incorporation or formation, each dated within a recent date prior to the Amendment No. 1 Effective Date, such certificates to be issued by the appropriate officer or official body of the jurisdiction of organization of such Credit Party, which certificate shall indicate that such Credit Party is in good standing in such jurisdiction.

(c) Legal Opinions. The Agents shall have received executed legal opinions of King & Spalding LLP, counsel to the Borrowers and the other Credit Parties, which opinion shall be addressed to the Agents and the Lenders and shall be in form and substance reasonably satisfactory to the Agents.

(d) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate of the chief financial officer of the Administrative Borrower, on behalf of the Credit Parties, confirming the Solvency of the Credit Parties and their Subsidiaries after giving effect to the Amendment No. 1 Transactions.

(e) Costs and Expenses. Each of the Administrative Agent and each Lender shall have received, for its own respective account, (i) all fees and expenses due and payable on the Amendment No. 1 Effective Date to such Person under the Amendment No. 1 Fee Letter and (ii) the reasonable and documented out of pocket fees, costs and expenses due and payable to such Person pursuant Sections 4.01 and 12.05 (including the reasonable and documented fees, disbursements and other charges of counsel) for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 1 Effective Date (which amounts may be offset against the proceeds of the Amendment No. 1 Incremental Term Loans).

(f) Interest. All accrued and unpaid interest on the Loans through (but not including) the Amendment No. 1 Effective Date shall be paid in cash.

(g) Financial Information. The Agents shall have received (i)(x) the unaudited consolidated balance sheets and related unaudited consolidated statements of income and cash flows of Minuet and its consolidated subsidiaries as at December 31, 2020, and December 31, 2021, and (y) the unaudited consolidated balance sheets and related unaudited consolidated statements of income and cash flows of Minuet and its consolidated subsidiaries, in each case, for each fiscal quarter ended after the date of the most recent unaudited financial statements delivered pursuant to clause (i)(x) above and at least 45 days prior to the Amendment No. 1 Effective Date (and the Administrative Agent acknowledges that, as of the date hereof, it has received the financial statements described in clause (i)(x) above for the fiscal years ended December 31, 2020, and December 31, 2021, and the financial statements described in clause (i)(y) above for each period ended on or prior to September 30, 2022), and (ii) a pro forma consolidated balance sheet as of the last day of the most recent fiscal quarter for which unaudited financial statements are required to be delivered pursuant to clause (i) above, prepared after giving pro forma effect to the consummation of the Amendment No. 1 Transactions as if the Amendment No. 1 Transactions had occurred as of such date, which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)).

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(h) Preferred Stock. The Agents shall have received evidence that immediately prior to, immediately after or substantially concurrently with the borrowing of the Amendment No. 1 Incremental Term Loans hereunder, the Parent shall have issued the Preferred Equity in an aggregate principal amount of at least $175,000,000.

(i) Amendment No. 1 Specified Representations and Minuet Acquisition Agreement Representations. (i) The Minuet Acquisition Agreement Representations shall be true and correct in all material respects to the extent required by the Certain Funds Provisions, and (ii) the representations and warranties set forth in Section 3 above (the “Amendment No. 1 Specified Representations”) shall be true and correct in all material respects on, or as of, the Amendment No. 1 Effective Date (except in the case of any Amendment No. 1 Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided that to the extent that any Amendment No. 1 Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, (x) the definition thereof shall be the definition of “Material Adverse Effect” (as defined in the Minuet Acquisition Agreement) for purposes of the making or deemed making of such Amendment No. 1 Specified Representation on, or as of, the Amendment No. 1 Effective Date (or any date prior thereto) and (y) the same shall be true and correct in all respects.

(j) Minuet Acquisition. The Minuet Acquisition shall have been consummated, or substantially simultaneously with the initial borrowing of Amendment No. 1 Incremental Term Loans, shall be consummated, in all material respects in accordance with the terms of the Minuet Acquisition Agreement, after giving effect to any modifications, amendments, consents or waivers not prohibited by this paragraph. The Minuet Acquisition Agreement shall not have been amended or waived or modified by the Administrative Borrower or any of its Affiliates in a manner materially adverse to the Amendment No. 1 Incremental Lenders, without the consent of each Amendment No. 1 Incremental Lender (such consent not to be unreasonably withheld, delayed or conditioned).

(k) No Material Adverse Effect. Since November 17, 2022, there shall not have occurred and be continuing any “Material Adverse Effect” (as defined in the Minuet Acquisition Agreement).

(l) Know Your Customer. The Administrative Agent shall have received at least two (2) Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information about the Borrowers, the other Credit Parties and the Minuet Target as has been reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 1 Effective Date by the Administrative Agents or the Amendment No. 1 Incremental Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

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5. Miscellaneous.

(a) Headings. Section headings in this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

(b) Counterparts; Facsimile Signature. This Amendment may be executed by one or more of the parties thereto on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Borrower and the Administrative Agent.

(c) Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

(d) Effects of Amendment. This Amendment shall be deemed a Credit Document for all purposes of the Credit Agreement and the other Credit Documents. On and after the date hereof, each reference in the Credit Agreement and the other Credit Documents to the “Credit Agreement,” “hereunder,” “thereunder,” “hereof”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document, except as specifically set forth herein. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.

(e) Reaffirmation of Obligations. Each Credit Party, to the extent it is a party to the Credit Agreement and certain of the Credit Documents, in each case as amended, supplemented or otherwise modified from time to time as of the date hereof, hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

(f) Reaffirmation of Security Interests. Each Credit Party, to the extent it is a party to the Credit Agreement and certain of the Credit Documents, in each case as amended, supplemented or otherwise modified from time to time as of the date hereof, hereby (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

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(g) Governing Law; Waiver of Right to Trial by Jury. The provisions of Sections 12.13 (Governing Law), 12.14 (Submission to Jurisdiction) and 12.16 (Waiver of Right to Trial by Jury) of the Credit Agreement shall be applicable mutatis mutandis to this Amendment.

(h) No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement (as amended hereby).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:	EVOLENT HEALTH LLC, a Delaware limited liability company

	By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

IMPLANTABLE PROVIDE GROUP, INC., a Delaware corporation

	By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

ENDZONE MERGER SUB, INC., a Delaware corporation

	By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

PARENT:	EVOLENT HEALTH, INC., a Delaware corporation

	By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

[Signature Page to Amendment No. 1]

OTHER GUARANTORS:	EH HOLDING COMPANY, INC., a Delaware corporation

	By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

EVOLENT CARE PARTNERS HOLDING COMPANY, INC., a Delaware corporation

	By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

NCIS HOLDINGS, INC., a Delaware corporation

	By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

[Signature Page to Amendment No. 1]

NCH MANAGEMENT SYSTEMS, INC., a California corporation

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

EVOLENT CARE PARTNERS OF TEXAS, INC., a Texas corporation

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

MTS III VITAL DECISIONS BLOCKER CORP., a Delaware corporation

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

VITAL DECISIONS ACQUISITION LLC, a Delaware limited liability company

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

VITAL DECISIONS LLC, a New Jersey limited liability company

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

[Signature Page to Amendment No. 1]

THE ACCOUNTABLE CARE ORGANIZATION LTD., a Michigan limited company

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

EVOLENT CARE PARTNERS OF NORTH CAROLINA, INC., a North Carolina corporation

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

SURGICAL COLLECTIONS GROUP, INC., a Delaware corporation

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

EVH GROWTH ICEMAN INTERMEDIATE, INC., a Delaware corporation

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

[Signature Page to Amendment No. 1]

ADMINISTRATIVE AGENT	ARES CAPITAL CORPORATION, a Maryland corporation

	By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ACF FINCO I LP, a Delaware limited partnership

	By:	/s/ Ryan T. Magee
Name: Ryan T. Magee
Title: Authorized Signatory

REVOLVING AGENT:	ACF FINCO I LP, a Delaware limited partnership

	By:	/s/ Ryan T. Magee
Name: Ryan T. Magee
Title: Authorized Signatory

TERM LENDERS	ARES CAPITAL CORPORATION, a Maryland corporation

	By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P. By: Ares Centre Street GP, Inc. as general partner

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES PRIVATE CREDIT SOLUTIONS II, L.P. By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ARES PRIVATE CREDIT SOLUTIONS (DELAWARE) II, L.P. By: Ares PCS Management II, L.P., its manager By: Ares PCS Management GP II LLC, its general partner

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES JASPER FUND HOLDINGS, LLC By: Ares Capital Management LLC, its servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES ND CSF HOLDINGS LLC By: Ares Capital Management LLC, its servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P. By: Ares Management LLC, its investment advisor By: Ares Capital Management LLC, as subadvisor

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P. By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

SDL II CREDIT B1 LP By: Ares SDL II Capital Management, its servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

SDL II CREDIT B2 LP By: Ares SDL II Capital Management, its servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES SFERS HOLDINGS LLC By: Ares Capital Management LLC, its servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES COMMERCIAL FINANCE LP By: Ares Commercial Finance Management
LP, as manager

By:	/s/ Ryan T. Magee
Name: Ryan T. Magee
Title: Authorized Signatory

ADF I HOLDINGS LLC By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

AC AMERICAN FIXED INCOME IV L.P. By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

FEDERAL INSURANCE COMPANY By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

SC ACM PRIVATE DEBT FUND L.P. By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

NATIONWIDE LIFE INSURANCE CO By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

NATIONWIDE MUTUAL INSURANCE COMPANY By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

BOWHEAD IMC LP By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

SWISS REINSURANCE AMERICA CORPORATION By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

VG ACM PRIVATE DEBT FUND L.P. By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

AO MIDDLE MARKET CREDIT FINANCING L.P.
By: AO Middle Market Credit Financing GP
Ltd., its general partner

	By:	/s/ K. Patel
Name: K.Patel
Title: Director

	By:	/s/ Jeremy Ehrlich
Name: Jeremy Ehrlich
Title: Director

LUOMUS FUND, L.P.
By: Ares PE Co-Invest GP LLC, its general partner

	By:	/s/ Matthew Jill
Name: Matthew Jill
Title: Authorized Signatory

MINKE IMC INC.

	By:	/s/ Jatinder Mall
Name: Jatinder Mall
Title: Director

REVOLVING LENDERS	ARES CAPITAL CORPORATION,
a Maryland corporation

	By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P. By: Ares Centre Street GP, Inc. as general partner

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES PRIVATE CREDIT SOLUTIONS II, L.P. By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES PRIVATE CREDIT SOLUTIONS (DELAWARE) II, L.P. By: Ares PCS Management II, L.P., its manager By: Ares PCS Management GP II LLC, its general partner

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ARES PRIVATE CREDIT SOLUTIONS (OFFSHORE) II, L.P. By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES JASPER FUND, L.P. By: Ares Centre Street GP, Inc. as general partner

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC By: Ares Capital Management LLC, its account manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P. By: Ares Management LLC, its investment subadvisor

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ARES SENIOR DIRECT LENDING MASTER FUND II DESIGNATED ACTIVITY COMPANY By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (L) II, L.P. By: Ares SDL II Capital Management LLC, its
Manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P. By: Ares SDL II Capital Management LLC, its Manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES SFERS CREDIT STRATEGIES FUND LLC By: Ares Capital Management LLC, its servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ACF FINCO I LP

By:	/s/ Ryan T. Magee
Name: Ryan T. Magee
Title: Authorized Signatory

ACF FINCO II LP

By:	/s/ Ryan T. Magee
Name: Ryan T. Magee
Title: Authorized Signatory

ARES DIRECT FINANCE I LP
Ares Capital Management LLC, its
investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

LUOMUS FUND, L.P.
Ares PR Co-Invest GP LLC, its general
partner

By:	/s/ Matthew Jill
Name: Matthew Jill
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

Schedule I

Amendment No. 1 Incremental Term Commitments

Amendment No. 1 Incremental Term Lender	Amendment No. 1 Incremental Term Commitment
ARES CAPITAL CORPORATION	$78,985,884.00
CION ARES DIVERSIFIED CREDIT FUND	$1,491,980.00
ARES CENTRE STREET PARTNERSHIP, L.P.	$8,100,000.00
ARES PRIVATE CREDIT SOLUTIONS II, L.P.	$405.00
ARES PRIVATE CREDIT SOLUTIONS (DELAWARE) II, LLC	$595.00
ARES JASPER FUND HOLDINGS, LLC	$1,571,475.00
ARES ND CSF HOLDINGS LLC	$4,666,914.00
ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.	$3,509,588.00
ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P.	$5,718,110.00
SDL II CREDIT B1 LP	$34,998,461.00
SDL II CREDIT B2 LP	$4,127,907.00
ARES SFERS HOLDINGS LLC	$9,997,112.00
ARES COMMERCIAL FINANCE LP	$1,000.00
LUOMUS FUND, L.P.	$20,999,000.00
ADF I HOLDINGS LLC	$5,000,000.00
AC AMERICAN FIXED INCOME IV L.P.	$9,759,561.00
AO MIDDLE MARKET CREDIT FINANCING L.P.	$20,000,000.00
FEDERAL INSURANCE COMPANY	$2,009,075.00
SC ACM PRIVATE DEBT FUND L.P.	$5,000,000.00
NATIONWIDE LIFE INSURANCE CO	$3,346,209.00
NATIONWIDE MUTUAL INSURANCE COMPANY	$3,403,791.00
BOWHEAD IMC LP	$2,070,933.00
SWISS REINSURANCE AMERICA CORPORATION	$6,125,000.00
VG ACM PRIVATE DEBT FUND L.P.	$9,117,000.00

TOTAL	$240,000,000.00

Amendment No. 1 Incremental Revolver Commitments

Amendment No. 1 Incremental Revolving Lender	Amendment No. 1 Incremental Revolver Commitment
ARES CAPITAL CORPORATION	$1,000.00
CION ARES DIVERSIFIED CREDIT FUND	$1,000.00
ARES CENTRE STREET PARTNERSHIP, L.P.	$1,000.00
ARES PRIVATE CREDIT SOLUTIONS II, L.P.	$405.00
ARES PRIVATE CREDIT SOLUTIONS (DELAWARE) II, LLC	$595.00
ARES JASPER FUND, L.P.	$1,000.00
ARES ND CREDIT STRATEGIES FUND LLC	$1,000.00
ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.	$1,000.00
ARES SENIOR DIRECT LENDING MASTER FUND II DESIGNATED ACTIVITY COMPANY	$780.00

ARES SENIOR DIRECT LENDING PARALLEL FUND (L) II, L.P.	$92.00
ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P.	$128.00
ARES SFERS CREDIT STRATEGIES FUND LLC	$1,000.00
ACF FINCO I LP	$19,989,200.00
ACF FINCO II LLC	$4,999,800.00
LUOMUS FUND, L.P.	$1,000.00
ARES DIRECT FINANCE I LP	$1,000.00

TOTAL	$25,000,000.00

Revolver Commitments (after giving effect to Amendment No. 1)

Revolving Lender	Revolving Commitment
ARES CAPITAL CORPORATION	$2,000.00
CION ARES DIVERSIFIED CREDIT FUND	$2,000.00
ARES CENTRE STREET PARTNERSHIP, L.P.	$2,000.00
ARES JASPER FUND, L.P.	$2,000.00
ARES ND CREDIT STRATEGIES FUND LLC	$2,000.00
ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY	$708.00
ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P.	$125.00
ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P.	$106.00
ARES SENIOR DIRECT LENDING MASTER FUND II DESIGNATED ACTIVITY COMPANY	$1,560.44
ARES SENIOR DIRECT LENDING PARALLEL FUND (L) II, L.P.	$184.05
ARES SENIOR DIRECT LENDING PARALLEL FUND (U) II, L.P.	$255.51
ARES CREDIT INVESTMENT PARTNERSHIP II ( A ) LP	$1,000.00
ARES SFERS CREDIT STRATEGIES FUND LLC	$2,000.00
ARES DIRECT FINANCE I LP	2,000.00
ACF FINCO II LLC	$14,999,800.00
ARES SENIOR DIRECT LENDING PARALLEL FUND (U) B, LP	$61.00
ARES PRIVATE CREDIT SOLUTIONS II, LP	$405.00
ARES PRIVATE CREDIT SOLUTIONS (DELAWARE) II, LLC	$595.00
ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI- SERIES FUND LP	$1,000.00
LUOMUS FUND LP	$1,000.00
ACF FINCO I LP	$59,979,200.00

TOTAL	$75,000,000.00

Exhibit A

Amendments to Credit Agreement

[See attached]

~~EXECUTION VERSION~~Conformed through Amendment No. 1, dated as of January 20, 2023

CREDIT AGREEMENT

by and among

EVOLENT HEALTH LLC,

as Administrative Borrower,

ENDZONE MERGER SUB, INC.,

as Initial Borrower

which upon consummation of the TPG Acquisition will be merged with and into

TPG GROWTH ICEMAN PARENT, INC.,

as TPG and, upon consummation of the TPG Acquisition, as the survivor thereof, as a Borrower,

IMPLANTABLE PROVIDER GROUP, INC.,

as a Borrower

EVOLENT HEALTH, INC.,

as Parent

Certain Subsidiaries thereof, as Guarantors,

The Lenders

from Time to Time Party Hereto,

and

ARES CAPITAL CORPORATION,

as Administrative Agent,

ACF FINCO I LP,

as Collateral Agent,

ACF FINCO I LP,

as Revolving Agent,

Dated as of August 1, 2022

i

(continued)

(continued)

(continued)

(continued)

SCHEDULES
Schedule 1.01(a)	Commitments
Schedule 1.01(b)	~~Revolver~~Revolving Agent’s Account
Schedule 1.01(c)	Designated Account Bank
Schedule 1.01(d)	Licensed Insurance Entities
Schedule 1.01(e)	Material Contracts
Schedule 1.01(f)	Permitted Acquisitions
Schedule 1.01(g)	Permitted Dispositions
Schedule 2.14	Deposit Accounts
Schedule 7.04	Litigation
Schedule 7.12	Subsidiaries and Joint Ventures/Partnerships
Schedule 7.15	Real Property
Schedule 7.18	Licensed Insurance Entities
Schedule 7.22	Collective Bargaining Agreements
Schedule 7.23	Insurance
Schedule 7.24	Evidence of Indebtedness
Schedule 7.30	Location of Collateral; Equipment List
Schedule 7.31	Health Care Matters
Schedule 9.02	Liens
Schedule 9.04	Dispositions
Schedule 9.05(g)	Investments
Schedule 9.09	Transactions with Affiliates
Schedule 9.10	Restrictive Agreements
Schedule 12.02	Addresses for Notices

EXHIBITS

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	Form of Borrowing Base Certificate
Exhibit C-1	Form of Compliance Certificate
Exhibit N-1	Form of Notice of Borrowing
Exhibit N-2	Form of Notice of Conversion or Continuation
Exhibit P-1	Form of Perfection Certificate
Exhibit R-1	Form of Revolver Note
Exhibit T-1	Form of Term Loan Note

v

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of August 1, 2022, is among EVOLENT HEALTH, INC., a Delaware corporation (“Parent”), EVOLENT HEALTH LLC, a Delaware limited liability company (“Evolent”), ENDZONE MERGER SUB, INC., a Delaware corporation (“Endzone” or “Initial Borrower”), which upon consummation of the TPG Acquisition (as defined herein) will be merged with and into TPG GROWTH ICEMAN PARENT, INC., a Delaware corporation “TPG”), PROVIDER GROUP, INC., a Delaware corporation (“Implantable”, collectively with Evolent, Endzone and TPG, the “Borrowers” and each a “Borrower”), the Subsidiaries signatory hereto as guarantors or hereafter designated as Guarantors pursuant to Section 8.11, the lenders from time to time party hereto (each, a “Lender” and, collectively, the “Lenders”), ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and ACF FINCO I LP, a Delaware limited partnership (“ACF”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as ~~revolver agent~~Revolving Agent for the Revolving Lenders (in such capacity, together with its successors and assigns in such capacity, the “~~Revolver~~Revolving Agent”).

RECITALS

WHEREAS, the Borrowers have requested that the Lenders extend credit to the Borrowers in the form of (a) an initial term loan in the aggregate principal amount of $175,000,000 on the Closing Date to Initial Borrower (as defined herein)(the “Initial Term Loan Facility”), and (b) a revolving credit facility in the aggregate principal amount of up to $50,000,000 (the “Revolving Facility”), which shall be fully funded to Initial Borrower on the Closing Date (the “Closing Date Revolver Draw”); and

WHEREAS, (a) the proceeds of the Initial Term Loan Facility will be used (i) to finance the TPG Acquisition, (ii) to pay fees and expenses incurred in connection with the transactions contemplated hereby (including the TPG Acquisition), and (iii) to fund acquisitions, ongoing working capital needs and other growth capital expenditure investments (to the extent permitted hereunder) and (b) the proceeds of the Revolving Facility will be used (i) on the Closing Date, to finance the TPG Acquisition and to pay fees and expenses incurred in connection with the transactions contemplated hereby (including the TPG Acquisition) and (ii) thereafter to fund acquisitions, ongoing working capital needs, and other growth capital investments and to pay fees and expenses in connection with the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Defined Terms. As used herein, the following terms shall have the meanings specified in this Section 1.01, unless the context otherwise requires:

“2024 Convertible Notes” shall mean Parent’s 3.50% Convertible Senior Notes due December 1, 2024 in favor of U.S. Bank National Association, as trustee (the “Trustee”) and any refinancing and extension thereof to the extent such refinancing or extension complies with clause (y) of the definition of Additional Notes.

“2024 Convertible Notes Repurchase” shall mean Parent’s repurchase or redemption of all or any portion of the 2024 Convertible Notes, whether by tender offer, open-market purchases or otherwise.

“2025 Convertible Notes” shall mean Parent’s 1.50% Convertible Senior Notes due October 15, 2025, in favor of Trustee and any refinancing and extension thereof to the extent such refinancing or extension complies with clause (y) of the definition of Additional Notes.

“2025 Convertible Notes Repurchase” shall mean Parent’s repurchase or redemption of all or any portion of the 2025 Convertible Notes, whether by tender offer, open-market purchases or otherwise.

“ABR” shall mean, for any day, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 1⁄2 of one percentage point and (c) the Adjusted Term SOFR Rate with a tenor of one month (or any comparable Benchmark Replacement implemented pursuant to Section 2.08(e)) (for the avoidance of doubt, in each case, not less than the Floor) plus two percentage points. Changes in the rate of interest on that portion of any Loans maintained as ABR Loans will take effect simultaneously with each change in the ABR.

“ABR Interest Payment Date” shall have the meaning set forth in Section 2.08(d).

“ABR Loan” shall mean each Loan bearing interest at ABR, as provided in Section 2.08(a).

“ACF” shall have the meaning set forth in the recitals to this Agreement.

“Acquisition Agreement Representations” means those representations and warranties made with respect to the Parent and its Subsidiaries in the Acquisition Agreement as are material to the interests of the Agents and the Lenders, but only to the extent that TPG Growth Iceman Parent, Inc. or TPG Growth Iceman Parent, Inc.’s Affiliates have the right (taking into account any applicable cure provisions) to terminate TPG Growth Iceman Parent, Inc.’s or TPG Growth Iceman Parent, Inc.’s Affiliates’ obligations under the TPG Acquisition Agreement or the right not to consummate the TPG Acquisition (in each case, pursuant to the TPG Acquisition Agreement) as a result of a failure of such representations and warranties to be true and correct.

“Additional Notes” shall mean unsecured convertible senior notes issued by Parent after the Closing Date; provided, that, (x) such Indebtedness shall not mature, amortize or be mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a Change of Control or asset sale event so long as any rights of the holders thereof upon the occurrence of a Change of Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments) earlier than the date that is ninety-one (91) days after the Maturity Date (as determined under clause (a) of the definition thereof), (y) the cash interest rate payable thereon does not exceed 4% per annum (it being agreed there shall be no maximum rate with respect to paid-in-kind interest payments or on the conversion price of such Additional Notes) and (z) no Credit Party (other than Parent) shall be an obligor under such unsecured convertible senior notes.

“Administrative Agent” shall have the meaning set forth in the preamble to this Agreement.

“Administrative Borrower” shall have the meaning set forth in Section 12.26.

“Administrative Questionnaire” shall mean a questionnaire completed by each Lender, in a form approved by the Administrative Agent, in which such Lender, among other things, (a) designates one or more credit contacts to whom all syndicate-level information (which may contain material nonpublic information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with such Lender’s compliance procedures and Applicable Laws, including federal and state securities laws and (b) designates an address, facsimile number, electronic mail address and/or telephone number for notices and communications with such Lender.

“Adjusted Term SOFR Rate” shall mean, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR Rate as so determined shall ever be less than the Floor, then Adjusted Term SOFR Rate shall be deemed to be the Floor.

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, that, no Secured Party shall be an Affiliate of any Credit Party solely by reason of the provisions of the Credit Documents. The term “Control” means either (a) the power to vote, or the beneficial ownership of, ten (10%) or more of the Voting Stock of such Person or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Agents” shall mean, collectively, the Administrative Agent, the Collateral Agent and the Revolving Agent.

“Agreement” shall mean this Credit Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

“Amendment No. 1” shall mean that certain Amendment No. 1 to Credit Agreement, dated as of January 20, 2023, by and among the Borrowers, the Parent, the other Guarantors party thereto, the Agents and the Lenders party thereto.

“Amendment No. 1 Effective Date” shall have the meaning ascribed thereto in the Amendment No. 1.

“Amendment No. 1 Fee Letter” shall mean that certain fee letter dated as of November 17, 2022 by and among the Administrative Borrower, the Administrative Agent, Ares Capital Management LLC (solely in its capacity as manager to one or more funds and managed accounts) and the other parties thereto, as the same may be amended, supplemented or otherwise modified from time to time.

“Amendment No. 1 Incremental Term Commitment” shall have the meaning ascribed thereto in the Amendment No. 1.

“Amendment No. 1 Incremental Term Lender” shall have the meaning ascribed thereto in the Amendment No. 1.

“Amendment No. 1 Incremental Term Loan” shall have the meaning ascribed thereto in Section 2.01(a).

“Amendment No. 1 Preferred Stock” shall have the meaning ascribed thereto in the definition of “Preferred Equity Issuance”.

“Amendment No. 1 Transactions” shall mean (a) the entry into Amendment No. 1, and the incurrence of the Amendment No. 1 Incremental Term Loans and the other transactions contemplated thereby, (b) the Preferred Equity Issuance, (c) the Minuet Acquisition, and the other transactions contemplated by the Minuet Acquisition Agreement, and (d) the payment of fees and expenses incurred in connection with the foregoing.

“Anti-Corruption Laws” shall mean any and all laws, rules or regulations relating to corruption or bribery, including, but not limited to, the FCPA and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” shall mean any and all laws, rules or regulations relating to money laundering or terrorism financing, including (a) 18 U.S.C. §§ 1956 and 1957; and (b) the Bank Secrecy Act, 31 U.S.C. §§ 531 et seq., as amended by the PATRIOT Act, and its implementing regulations.

“Anti-Terrorism Laws” shall mean any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, all as amended, supplemented or replaced from time to time.

“Applicable Laws” shall mean, with respect to any Person, the common law and any federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or Products or to which such Person or any of its property or Products is subject. For the avoidance of doubt, the term “Applicable Laws” shall include FATCA and any intergovernmental agreements with respect thereto between the United States and another jurisdiction.

“Applicable Margin” shall mean (X) as of the Closing Date, (a) in the case of (i) an ABR Loan that is a Revolving Loan, 2.50% and (ii) a Term SOFR Loan that is a Revolving Loan, 3.50% and (b) in the case of a (i) an ABR Loan that is a Term Loan, 4.50% and (ii) a Term SOFR Loan that is a Term Loan, 5.50%~~.~~ and (Y) on and after the Amendment No. 1 Effective Date, (a) in the case of (i) an ABR Loan that is a Revolving Loan, 3.00% and (ii) a Term SOFR Loan that is a Revolving Loan, 4.00% and (b) in the case of a (i) an ABR Loan that is a Term Loan, 5.00% and (ii) a Term SOFR Loan that is a Term Loan, 6.00%.

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Ares” shall have the meaning set forth in the recitals to this Agreement.

“Assignment and Acceptance” shall mean an assignment and acceptance substantially in the form of Exhibit A-1 or such other form approved by the Administrative Agent.

“Attributable Indebtedness” shall mean, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Authorized Officer” shall mean, with respect to any Credit Party, the Chief Executive Officer, the Chief Financial Officer, secretary or any other senior financial officer (to the extent that such senior financial officer is designated as such in writing to the Administrative Agent by such Credit Party) of such Credit Party.

“Available Amount” means, at any date of determination (the “Available Amount Reference Date”), an amount equal to the sum of (i)  $~~20,000,000~~30,000,000 ; plus (ii) 50% of cumulative Excess Cash Flow plus (iii) the cumulative amount of net cash proceeds of issuances of Qualified Capital Stock received by Evolent after the Closing Date and prior to the Available Amount Reference Date, which net cash proceeds are not otherwise used for any other purpose, plus (iv) Indebtedness and Disqualified Capital Stock of any Borrower or any Guarantor which have been exchanged or converted into Qualified Capital Stock of Evolent (or any direct or indirect parent thereof) after the Closing Date, plus (v) the aggregate amount of Net Proceeds received by any Borrower in cash after the Closing Date from the sale, transfer or other disposition of any Investment to the extent not required to be used to prepay the Obligations; plus (vi) the aggregate amount of Declined Proceeds retained by the Borrowers (and not applied to repay or prepay any other Indebtedness) during the period from the Business Day immediately following the Closing Date through and including the Available Amount Reference Date, in each case of the amounts set forth in clause (i) through (vi) above, solely to the extent such amounts are not otherwise applied.

“Availability” means, as of any date of determination, the aggregate amount that the Borrowers are entitled to borrow as Revolving Loans, in each case, under Section 2.01 (after giving effect to the then outstanding Revolver Usage).

“Average Revolver Usage” means, with respect to any period, the sum of the aggregate amount of Revolver Usage for each calendar day in such period (calculated as of the end of each respective day) divided by the number of calendar days in such period.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” shall mean the Federal Bankruptcy Reform Act of 1978.

“Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.16(a).

“Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Administrative Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” shall mean a date and time determined by the Administrative Agent, which date shall be no later than:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current available tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” shall mean, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.16 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.16.

“Benefited Lender” shall have the meaning set forth in Section 12.09.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Board of Directors” shall mean, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

“Borrowers” shall mean, the Initial Borrower and, immediately following the consummation of the TPG Acquisition, any of TPG, Evolent or Implantable.

“Borrowing” shall mean any Loans of the same Type and Class made, converted or continued on the same date.

“Borrowing Base” means, as of any date of determination (without duplication of any part thereof), the result of:

(a) the sum of:

(i) (A) 80% of the amount of Eligible Billed Accounts attributable to the Evolent Health Services Business Segment, less (B) the amount, if any, of the Dilution Reserve, plus

(ii) (A) 80% of the amount of Eligible Billed Accounts attributable to the TPG Business Segment, less (B) the amount, if any, of the Dilution Reserve, plus

(iii) (A) 80% of the amount of Eligible Billed Accounts attributable to the Vital Business Segment, less (B) the amount, if any, of the Dilution Reserve, plus

(iv) (A) 80% of the amount of Eligible Billed Accounts attributable to MSH Services Business Segment less (B) the amount, if any, of the Dilution Reserve, plus

(v) ~~(iv)~~ 50% of the amount of Eligible Billed Accounts attributable to ~~the Clinical Solutions~~MSH Contract Business Segment~~,~~ less (B) the amount, if any, of the Dilution Reserve, plus

(vi) 50% of the amount of Eligible Billed Accounts attributable to the Clinical Solutions Business Segment, less (B) the amount, if any, of the Dilution Reserve, plus

(vii) ~~(v)~~ (A) ~~The~~the lesser of (1)  $~~15,000,000~~22,500,000 and (2) 50% of the amount of Eligible Unbilled Accounts, less (B) the amount, if any, of the Dilution Reserve, minus

(b) without duplication, the aggregate amount of all Reserves in effect at such time.

“Borrowing Base Certificate” means a certificate in the form of Exhibit B-1.

“Budget” shall have the meaning set forth in Section 8.01(f).

“Business Day” shall mean any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of the State of New York or which is a day on which any Agent is, or is authorized to be, otherwise closed for transacting business with the public.

“Capital Stock” shall mean any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing.

“Capitalized Lease Obligations” shall mean, as applied to any Person, all obligations under Capitalized Leases of such Person or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities on the balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP.

“Capitalized Leases” shall mean, as applied to any Person, all leases of property that have been or should be, in accordance with GAAP, recorded as capitalized leases on the balance sheet of such Person or any of its Subsidiaries, on a consolidated basis; provided, that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability on the balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP; provided, that, any lease classified as an operating lease on December 31, 2018 (assuming for purposes hereof that such lease was in existence on December 31, 2018) shall continue to be treated as an operating lease regardless of its treatment under GAAP. For the avoidance of doubt, “Capitalized Leases” shall not include obligations or liabilities of any Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations would be required to be classified and accounted for as an operating lease under GAAP as existing on December 31, 2018; provided, that financial reporting obligations shall not be affected by this sentence.

“Cash Dominion Event” means the occurrence of an Event of Default; provided that, if such Event of Default is cured, waived or otherwise no longer exists, the Cash Dominion Event shall no longer be deemed to exist until such time as another Event of Default occurs; provided, further that, (A) a Cash Dominion Event may not be deemed to have ended under this definition on more than three (3) occasions in any period of three hundred sixty-five (365) consecutive days and (B) the expiration of any Cash Dominion Event in accordance with this definition shall not impair the commencement of any subsequent Cash Dominion Event.

“Cash Equivalents” shall mean:

(a) any direct obligation of (or unconditional guarantee by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one (1) year after the date of acquisition thereof;

(b) commercial paper maturing not more than one hundred eighty (180) days from the date of issue and issued by (i) a corporation (other than an Affiliate of any Credit Party) organized under the laws of any state of the United States or of the District of Columbia and, at the time of acquisition thereof, rated A-1 or higher by S&P or P-1 or higher by Moody’s, or (ii) any Lender (or its holding company);

(c) any certificate of deposit, time deposit or bankers’ acceptance, maturing not more than one hundred eighty (180) days after its date of issuance, which is issued by either: (i) a bank organized under the laws of the United States (or any state thereof) which has, at the time of acquisition thereof, (A) a credit rating of P2 or higher from Moody’s or A or higher from S&P and (B) a combined capital and surplus greater than $500,000,000, or (ii) a Lender;

(d) any repurchase agreement having a term of thirty (30) days or less entered into with any Lender or any commercial banking institution satisfying, at the time of acquisition thereof, the criteria set forth in clause (c)(i) which (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and (ii) has a market value at the time such repurchase agreement is entered into of not less than one hundred percent (100%) of the repurchase obligation of such Lender or commercial banking institution thereunder;

(e) Cash Equivalents set forth on Schedule 9.05(g); and

(f) money market and mutual funds investing primarily in assets described in clauses (a) through (d) of this definition.

“Cash Management Bank” has the meaning specified therefor in Section 2.14(a).

“Casualty Event” shall mean the damage, destruction or condemnation, as the case may be, of property of any Credit Party.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“Change of Control” shall mean an event or series of events by which: (a) (1) any Person or group within the meaning of the Exchange Act and the rules of the SEC thereunder (other than each Borrower and its respective wholly-owned Subsidiaries and its affiliates and the employee benefit plans of each Borrower and its respective wholly-owned Subsidiaries) shall acquire ownership, directly or indirectly, beneficially or of record, of Capital Stock of the Parent representing more than fifty percent (50%) or, in the case of the Permitted Holders collectively, more than sixty percent (60%), of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Parent; provided, however, that a Person or group shall not be deemed a beneficial owner of, or to own beneficially, (x) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or group pursuant to a Schedule TO (or any successor form) until such tendered securities are accepted for purchase or exchange thereunder or (y) any securities to the extent such beneficial ownership (i) arises solely as a result of a revocable proxy delivered to such Person or group by a shareholder that is not, for the avoidance of doubt, a member of such “group” in response to a proxy or consent solicitation made pursuant to, and disclosed in accordance with, the applicable rules and regulations under the Exchange Act and (ii) is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act; and (2) any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder) files or the Parent files, a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such an event described in the immediately preceding clause (1) has occurred; (b) the consummation of (A) any recapitalization, reclassification or change of the Class A common stock of the Parent (other than changes resulting from a subdivision or combination) as a result of which the Class A common stock of the Parent would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of Parent pursuant to which the Class A common stock of Parent will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of Parent and its Subsidiaries, taken as a whole, to any Person other than one of Parent’s Subsidiaries; provided, however, that a transaction described in clause (B) in which the holders of all classes of Parent’s Capital Stock immediately prior to such transaction hold, directly or indirectly, more than 50% of the voting power of all classes of Capital Stock of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such holders held, directly or indirectly, immediately prior to such transaction shall not be a Change of Control pursuant to this clause (b); (c) the Class A common stock (or other common stock) of the Parent ceases to be listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors); (d) Parent ceases to own one hundred percent (100%) of the issued and outstanding voting Capital Stock of Evolent; (e) any Borrower ceases to own directly or indirectly one hundred percent (100%) of the issued and outstanding Capital Stock of each Guarantor (other than Parent), free and clear of all Liens, rights, options, warrants or other similar agreements or understandings, other than Liens in favor of Administrative Agent or non-consensual Permitted Liens arising by operation of applicable law; or (f) a “Fundamental Change” (as defined in the Convertible Senior Notes) shall occur.

“Change in Law” shall mean the occurrence after the Closing Date of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Clinical Solutions Business Segment” shall mean the business of the following entities: NCIS Holding, Inc., a Delaware corporation, NCH Management Systems, Inc., a California corporation, Evolent Care Partners Holding Company, Inc., a Delaware corporation, Evolent Care Partners of Texas, a Texas corporation, The Accountable Care Organization Ltd., a Michigan corporation, and Evolent Care Partners of North Carolina, Inc., a North Carolina corporation.

“Closing Date” shall mean August 1, 2022.

“Closing Date Revolver Draw” shall have the meaning set forth in the recitals to this Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

“Collateral” shall mean any assets of any Credit Party or other collateral upon which Administrative Agent has been granted a Lien in connection with this Agreement.

“Collateral Agent” shall have the meaning set forth in the preamble to this Agreement.

“Collateral Documents” shall mean the Security Agreement and each other document or agreement that creates or perfects any security interests granted by any of the Credit Parties to the Administrative Agent on behalf of the Secured Parties.

“Collateral Sale” shall have the meaning set forth in Section 11.14.

“Collections” shall mean all cash, checks, credit card slips or receipts, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds and tax refunds) of the Credit Parties.

“Commitment” shall mean any of the Initial Term Loan Commitment, the Amendment No. 1 Incremental Term Commitment or Revolver Commitment. The aggregate amount of the Commitments as of the Closing Date is $225,000,000, as set forth on Schedule 1.01(a).

“Competitor” means any Person that is an operating company engaged in substantially similar business operations as the Borrowers.

“Compliance Certificate” shall mean a certificate duly completed and executed by an Authorized Officer of the Administrative Borrower substantially in the form of Exhibit C-1.

“Confidential Information” shall have the meaning set forth in Section 12.17.

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” shall mean, for a specified Test Period, an amount determined for Parent and its Subsidiaries on a consolidated basis equal to:

(a) Consolidated Net Income,

plus

(b) to the extent deducted in calculating Consolidated Net Income for such period (other than with respect to clause (b)(xiii) below), the sum of, without duplication, amounts for:

(i) Consolidated Interest Expense (net of interest income);

(ii) (a) provisions for Taxes based on income and (b) any payments actually made pursuant to the TRA;

(iii) total depreciation expense;

(iv) total amortization expense;

(v) other non-cash charges reducing Consolidated Net Income (excluding any such non-cash item (x) to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period or (y) relating to a write-down, write off or reserve with respect to receivables or inventory);

(vi) losses, costs and expenses on asset sales, disposals or abandonments (other than (i) of current assets and (ii) asset sales, disposals or abandonments in the ordinary course of business);

(vii) fees and expenses incurred in connection with a Permitted Acquisition, other Investments permitted hereunder, Dispositions (other than in the ordinary course of business) permitted hereunder, Restricted Payments permitted hereunder or the refinancing or redemption of Indebtedness permitted hereunder; provided, that, to the extent such transactions have not been consummated, such costs, fees and expenses (any such costs, fees and expenses, “Unconsummated Deal Expenses”) (x) shall not exceed $~~1,500,000~~3,000,000 in any Test Period and (y) shall not exceed the aggregate amount of any adjustments made pursuant to this clause (b)(vii) during such period shall not exceed 25% of Consolidated Adjusted EBITDA (calculated together with clause (b)(xi) and clause (b)(xv)) for such period (calculated before giving effect to any such adjustments); provided that, the foregoing caps shall not include fees and expenses incurred prior to the Closing Date in connection with the transaction previously identified to the Administrative Agent as “Project Holiday”, so long as such amount does not exceed $3,500,000 in the aggregate;

(viii) fees and expenses incurred in connection with the consummation of the Transactions on the Closing Date in an aggregate amount not to exceed $6,000,000, and to the extent disclosed to the Agents;

(ix) non-cash adjustments pursuant to any management equity or equity-based plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement;

(x) (1) the effects of adjustments in the Parent’s and its Subsidiaries’ consolidated financial statements pursuant to GAAP (including in the property and equipment, software, goodwill, intangible assets, deferred revenue and debt line items thereof) resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions, the Amendment No. 1 Transactions or any consummated acquisition or the amortization of any amounts thereof, (2) any non-cash losses, charges or adjustments resulting from the application of Accounting Standards Codification 606 and (3) earnout obligations and other similar contingent consideration;

(xi) costs, fees and expenses relating to restructuring, severance, recruiting, retentions and relocations, signing and stay bonuses, payments made to employees or producers who are subject to non-compete agreements, and curtailments or modifications to pension and post-retirement employee benefits plans; provided, that, the aggregate amount included in this clause (xi) during any Test Period shall not exceed 25% of Consolidated Adjusted EBITDA (calculated together with clause (b)(vii) (solely to the extent relating to Unconsummated Deal Expenses) and clause (b)(xv) for such period (calculated before giving effect to any such adjustments);

(xii) charges, losses or expenses to the extent paid for, reimbursed or indemnified by a Person other than Parent and its Subsidiaries or reimbursed through insurance by a Person other than Parent and its Subsidiaries, in each case to the extent such expenses are actually paid or refunded to Parent or any of its Subsidiaries (to the extent such payments or refunds are included in Consolidated Net Income);

(xiii) proceeds received from business interruption insurance;

(xiv) to the extent included in Consolidated Net Income, losses attributable to non-controlling interests; and

(xv) extraordinary, unusual and non-recurring costs, expenses and losses in any Test Period; provided, that, the aggregate amount included in this clause (xv) during any Test Period shall not exceed provided, that, the aggregate amount included in this clause (xv) during any Test Period shall not exceed 25% of Consolidated Adjusted EBITDA (calculated together with clause (b)(vii) (solely to the extent relating to Unconsummated Deal Expenses) and clause (b)(xi)) as of the end of the most recently ended Test Period as calculated before giving effect to the add-back in this clause (xv);

minus

(c) to the extent included in calculating Consolidated Net Income for such period (other than with respect to clause (c)(iv)), the sum of, without duplication, amounts for:

(i) other non-cash gains increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period),

(ii) extraordinary, unusual and non-recurring gains and income;

(iii) gains on asset sales, disposals or abandonments (other than (A) of current assets and (B) asset sales, disposals or abandonments in the ordinary course of business); and

(iv) any software development costs to the extent capitalized during such period.

provided; however, for purposes of determining the Total Leverage Ratio and the Total Secured Leverage Ratio, Consolidated Adjusted EBITDA shall be determined on a Pro Forma Basis.

“Consolidated Interest Expense” shall mean, for any specified Test Period, for the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, the sum of: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capitalized Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) in respect of Hedging Obligations relating to interest during such period (whether or not actually paid or received during such period).

“Consolidated Net Income” shall mean, for any specified Test Period, the consolidated net income (or loss) of Parent and its Subsidiaries determined in accordance with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than consolidated Subsidiaries of Parent) in which any Person (other than Parent or any of its consolidated Subsidiaries) has a joint ownership interest or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or other distributions actually paid to Parent or any of its consolidated Subsidiaries by such Person during such specified Test Period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a consolidated Subsidiary of Parent or is merged into or consolidated with Parent or any of its consolidated Subsidiaries or such Person’s assets are acquired by Parent or any of its consolidated Subsidiaries, and (iii) the income of any consolidated Subsidiary of Parent (other than a Credit Party) to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, governmental regulation applicable to that consolidated Subsidiary or would require governmental (including regulatory) consent; provided, that, the income (or loss) of any consolidated Subsidiary of Parent (other than a Credit Party) shall not be excluded from this definition to the extent governmental (including regulatory) consent has been received for the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of its income.

“Consolidated Secured Debt” shall mean, as of any date of determination, the outstanding principal amount of all Funded Debt that is secured, in whole or part, by a Lien on any asset of Parent or any of its Subsidiaries.

“Convertible Senior Notes” shall mean (i) the 2024 Convertible Notes, (ii) the 2025 Convertible Notes and (iii) any Additional Notes.

“Contingent Liability” shall mean, for any Person, any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Control” shall have the meaning set forth in the definition of “Affiliate.”

“Controlling and Controlled” shall have the meaning set forth in the definition of “Affiliate.”

“Convertible Senior Notes” shall mean the 2024 Convertible Notes and/or 2025 Convertible Notes.

“Credit Documents” shall mean this Agreement, the Springing Control Agreements, the Fee Letter, the Amendment No. 1 Fee Letter, the Guarantee Agreement, the Security Documents, the Intercompany Subordination Agreement, the Global Intercompany Note, any Notes issued by any Borrower hereunder, any intercreditor or subordination agreements in favor of the Administrative Agent with respect to this Agreement, and any other agreement entered into now, or in the future, by any Credit Party, on the one hand, and the Administrative Agent or Lender, on the other hand, in connection with this Agreement.

“Credit Extension” shall mean and include the making (but not the conversion or continuation) of a Loan.

“Credit Facility” shall mean any of the Initial Term Loan Facility (including, on and after the Amendment No. 1 Effective Date, the Amendment No. 1 Incremental Term Loans) or Revolving Facility, as applicable, and, collectively, the Initial Term Loan Facility and Revolving Facility.

“Credit Party” shall mean each Borrower, each of the Guarantors and each other Person that becomes a Credit Party hereafter pursuant to the execution of joinder documents.

“Cure Amount” shall have the meaning set forth in Section 9.13(d).

“Cure Right” shall have the meaning set forth in Section 9.13(d).

“Declined Proceeds” shall have the meaning set forth in Section 5.02(k).

“Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” shall have the meaning set forth in Section 2.08(c).

“Defaulting Lender” shall mean, subject to Section 2.15, any Lender that, as determined by the Administrative Agent, (a) has failed to (i) fund any portion of the Loans required to be funded by it hereunder for three (3) or more Business Days unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any other Lender any other amount required to be paid by it hereunder, (b) has notified the Administrative Borrower, or the Administrative Agent in writing that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) or more Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing in a manner satisfactory to the Agents that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a bankruptcy or insolvency proceeding, (ii) had a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error.

“Defaulting Lender Rate” means (a) for the first 3 days from and after the date the relevant payment is due, the Prime Rate, and (b) thereafter, the interest rate then applicable to Loans as if the Prime Rate were applicable thereto.

“Designated Account” means the Deposit Account of each Borrower identified on Schedule 1.01(c) as a “Designated Account” (or such other Deposit Account of a Borrower located at Designated Account Bank that has been designated as such, in writing, by such Borrower to Collateral Agent).

“Designated Account Bank” means the depositary institution shown on Schedule 2.14 which maintains the Designated Account of any Borrower (or such other bank that is located within the United States that has been designated as such, in writing, by a Borrower to Collateral Agent).

“Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior twelve (12) months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Credit Parties’ Accounts during such period, by (b) the Credit Parties’ billings with respect to Accounts during such period.

“Dilution Reserve” means, as of any date of determination, a reserve that may be established by ~~Revolver~~Revolving Agent in its Permitted Discretion, including, but not limited to, to address the results of any Field Exam performed by (or on behalf of) ~~Revolver~~Revolving Agent, in an amount sufficient to reduce the advance rate against Eligible Billed Accounts and Eligible Unbilled Accounts by the number of full or partial percentage points by which Dilution is in excess of 5%.

“Disposition” shall mean, with respect to any Person, any sale, transfer, lease, contribution, division or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of such Person’s or their respective Subsidiaries’ assets (including receivables and Capital Stock of Subsidiaries) to any other Person in a single transaction or series of transactions; provided that “Disposition” and “Dispose” shall not include any issuance by Parent of any of its Capital Stock to another Person.

“Disqualified Capital Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a Change of Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change of Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock) (except as a result of a Change of Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change of Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is ninety-one (91) days after the Maturity Date (as determined under clause (a) of the definition thereof); provided, that if such Capital Stock is issued pursuant to a plan for the benefit of employees of the Borrowers or their respective Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Borrowers or their respective Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Disqualified Institution” means any Person that is (a) designated by the Administrative Borrower, by written notice delivered to Administrative Agent on or prior to the Closing Date, as a (i) disqualified institution or (ii) Competitor or (b) clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (a)(i) or (a)(ii) above; provided, however, Disqualified Institutions shall (A) exclude any Person that the Administrative Borrower has designated as no longer being a Disqualified Institution by written notice delivered to the Administrative Agent from time to time, (B) exclude any bona fide debt fund, investment vehicle, regulated bank entity or unregulated lending entity (other than any person separately identified as a Disqualified Institution in accordance with clause (a)(ii) above or any Affiliate of a Person identified under clause (b) above) that is engaged in making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of business and (C) include (I) any Person that is added as a Competitor and (II) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (C)(I), pursuant to a written supplement to the list of Competitors that are Disqualified Institutions, that is delivered by the Administrative Borrower after the date hereof to the Administrative Agent. Such supplement shall become effective two (2) Business Days after the date that such written supplement is delivered to Administrative Agent, but which shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans and/or Commitments as permitted herein. Notwithstanding the foregoing, each Credit Party and the Lenders acknowledge and agree that the Administrative Agent shall not have any responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Institution and the Administrative Agent shall have no liability with respect to any assignment or participation made to a Disqualified Institution.

“Distributable Cash” shall have the meaning set forth in Section 10.01(m).

“Dollars” and “$” shall mean dollars in lawful currency of the United States of America.

“Domestic Holding Company” shall mean a Domestic Subsidiary that has no material assets other than Capital Stock (or Capital Stock and indebtedness) of one or more Foreign Subsidiaries.

“Domestic Subsidiary” shall mean each Subsidiary of any Borrower that is organized under the Applicable Laws of the United States, any state thereof or the District of Columbia.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Billed Accounts” means those Accounts created by a Credit Party in the ordinary course of its business, that arise out of its rendition of services in the United States that have been acknowledged as accepted by the applicable Account Debtor, that comply with each of the representations and warranties respecting Eligible Billed Accounts made in the Credit Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by ~~Revolver~~Revolving Agent in ~~Revolver~~Revolving Agent’s Permitted Discretion including to address the results of any Field Exam performed by (or on behalf of) ~~Revolver~~Revolving Agent from time to time after the Closing Date. In determining the amount to be including, Eligible Billed Accounts shall be calculated net of customer deposits, unapplied cash, Taxes, discounts, credits and allowances. Eligible Billed Accounts shall not include the following:

(a) Accounts that the Account Debtor has failed to pay within 180 days of original invoice date and Accounts that are more than 90 days past due,

(b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

(c) Accounts with respect to which the Account Debtor is an Affiliate of a Borrower or an employee or agent of a Borrower or any Affiliate of a Borrower,

(d) Accounts that are not payable in Dollars,

(e) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to ~~Revolver~~Revolving Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Collateral Agent and is directly drawable by ~~Revolver~~Revolving Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to ~~Revolver~~Revolving Agent,

(f) Accounts of a Credit Party with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which such Credit Party has complied, to the reasonable satisfaction of ~~Revolver~~Revolving Agent, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States,

(g) Accounts with respect to which the Account Debtor is a creditor of a Credit Party, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account or has repaid only a portion of the Account,

(h) Accounts with respect to which the Account Debtor is an individual and not a corporate entity,

(i) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which a Credit Party has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

(j) Accounts, the collection of which, ~~Revolver~~Revolving Agent, in its Permitted Discretion following consultation with the Administrative Borrower, believes to be doubtful, including by reason of the Account Debtor’s financial condition,

(k) Accounts that are not subject to a valid and perfected first priority ~~Revolver~~Revolving Agent’s Lien,

(l) Accounts with respect to which the services giving rise to such Account have not been performed and billed to the Account Debtor,

(m) Accounts owned by a target acquired in connection with a Permitted Acquisition or any other Permitted Investment, until the completion of a customary due diligence investigation, which may include a field examination conducted by ~~Revolver~~Revolving Agent, or the receipt of other information reasonably requested by Collateral Agent with respect to such target, in each case, reasonably satisfactory to ~~Revolver~~Revolving Agent (which field examination may be conducted prior to the closing of such Permitted Acquisition or Permitted Investment),

(n) [reserved],

(o) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity,

(p) [reserved],

(q) Accounts that are not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for services rendered and accepted by the applicable Account Debtor,

(r) Accounts that have been redated, extended, compromised, settled or otherwise modified or discounted, except discounts or modifications that are granted by a Credit Party in the ordinary course of business and that are reflected in the calculation of the Borrowing Base,

(s) the portion, if any, of any Account that includes a billing for interest, fees or late charges, or

(t) Accounts which are otherwise unacceptable to ~~Revolver~~Revolving Agent in its Permitted Discretion after consultation with the Administrative Borrower.

“Eligible Accounts” means Eligible Billed Accounts and Eligible Unbilled Accounts.

“Eligible Assignee” shall have meaning set forth in Section 12.06(b).

“Eligible Unbilled Accounts” means Accounts of a Credit Party (a) arising from the rendition of services in the United States that have been completed by the applicable Credit Party and that are evidenced by supporting documentation in form and substance satisfactory to ~~Revolver~~Revolving Agent and (b) that qualify as Eligible Billed Accounts except that the invoice applicable to such Accounts has not been issued to the applicable Account Debtor; provided that an Account shall cease to be an Eligible Unbilled Account upon the earlier of (i) the date the invoice applicable to such Account is issued to the applicable Account Debtor and (ii) one hundred eighty (180) days after the services giving rise to such Account have been completed by the applicable Credit Party. In determining the amount to be included, Eligible Unbilled Accounts shall be calculated net of customer deposits and unapplied cash.

“Endzone” shall have the meaning set forth in the preamble to this Agreement.

“Environmental Claims” shall mean any and all administrative, regulatory, adjudicatory or judicial actions, suits, demands, demand letters, claims, liens, fines, penalties, requests for information, inquiries, notices of noncompliance or violation, investigations (other than internal reports prepared by the Credit Parties in the ordinary course of such Person’s business) or proceedings relating in any way to any Environmental Law, any Hazardous Material (including any exposure to any Hazardous Material), or any permit issued, or any approval given, under any such Environmental Law, including (i) by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial, investigation, monitoring or other actions or damages pursuant to any Environmental Law and (ii) by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence, Release of, or threat of Release of, Hazardous Materials or arising from alleged injury or threat of injury to human health, public safety or the environment, pursuant to any Environmental Law.

“Environmental Law” shall mean any federal, state, foreign, regional, county or local statute, law, rule, regulation, ordinance and code now or hereafter in effect and, in each case, as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, decree or judgment, relating to the protection of human health, safety or the environment or natural resources, including laws relating to the Release, threat of Release, manufacture, processing, distribution, use, presence, production, treatment, storage, disposal, transport, labeling or handling of, or exposure to, Hazardous Materials, including the Federal Water Pollution Control Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Clean Air Act and CERCLA, and other similar state and local statutes and any regulations promulgated thereto.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) that, together with any Credit Party or a Subsidiary thereof, is, or within the last six (6) years was, treated as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” shall mean (a) the occurrence of any Reportable Event with respect to a Plan, (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is reasonably expected to be, in “at-risk” status (as defined in Section 303 of ERISA or Section 430 of the Code), (e) the incurrence by any Credit Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the non-standard termination of any Pension Plan, (f) the receipt by any Credit Party from the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan under Section 4042 of ERISA, (g) the incurrence by any Credit Party or any ERISA Affiliate of any liability with respect to its withdrawal or partial withdrawal from any Multiemployer Plan or (i) the receipt by any Credit Party or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability on it or a determination that a Multiemployer Plan is, or is reasonably expected to be, insolvent, within the meaning of Title IV of ERISA or in “endangered” or “critical” status, within the meaning of Section 305 of ERISA.

“Erroneous Payment” has the meaning assigned to it in Section 12.27(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 12.27(d).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 12.27(d).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 12.27(d).

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” shall have the meaning set forth in Article X.

“Evolent” shall have the meaning set forth in the preamble to this Agreement.

“Evolent Health Services Business Segment” means the business of Evolent and EH Holding Company, Inc., a Delaware corporation.

“Excess Cash Flow” shall mean, with respect to any fiscal period and with respect to Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP the result of:

(a) Consolidated Adjusted EBITDA determined on a consolidated basis, for the twelve (12) fiscal month period most recently ended, minus

(b) the sum of, without duplication

(i) the cash portion of interest on the Loans paid during such fiscal period,

(ii) the cash portion of income taxes paid during such period, and

(iii) to the extent financed with internally generated cash, voluntary payments made in respect of the Term Loan during such period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Account” means each deposit or securities accounts constituting (a) a zero balance account that sweeps on a daily basis into a deposit account subject to a Springing Control Agreement, (b) a deposit account used solely to fund payroll obligations, health benefit or employee benefit obligations, Tax obligations, escrow arrangements, trust accounts or holding third-party insurance funds or funds owned by (or held solely for the benefit of) Persons other than the Credit Parties or holding any funds to be used for the purpose of paying claims to satisfy statutory or regulatory requirements, (c) any other deposit or securities account so long as with respect to this clause (c), the aggregate amount on deposit in all such accounts does not exceed $~~1,000,000~~1,500,000 at any one time (each account under this clause (c), a “Monitored Account”), (d) a deposit account into which an Account Debtor makes payment under Medicare,

Medicaid, TRICARE or any other health program operated by or financed in whole or in part by any foreign or domestic federal, state or local government so long as funds on deposit in such deposit account are transferred within two (2) Business Days to an account subject to a Springing Control Agreement or (e) a deposit account holding solely funds pledged as cash collateral to the extent permitted under Section 9.02(b) or Section 9.02(m).

“Excluded Subsidiary” shall mean any Subsidiary (1) for which guarantees at any time are prohibited or restricted by Applicable Laws (including financial assistance, fraudulent conveyance, preference, capitalization or any other Applicable Laws or regulations) (or contractually prohibited on the Closing Date (in the case of existing Subsidiaries) or on the date of acquisition or formation thereof (in the case of acquired or formed Subsidiaries), so long as such prohibition is not created in contemplation of such transaction) from guaranteeing the Obligations, or if guaranteeing the Obligations would require governmental (including regulatory) consent, non-disapproval, approval, filing, license or authorization (unless such consent, approval, license or authorization has been received), (2) not-for-profit subsidiaries, captive insurance companies and special purpose entities, (3) any non-wholly owned Subsidiary (x) in existence on the Closing Date or (y) to the extent a guaranty by such Subsidiary is prohibited by the terms of such person’s organizational or joint venture documents (to the extent the prohibition is existing on the Closing Date or at the time any subsidiary is acquired, formed or established (and which prohibition is not created in contemplation of such transaction)), (4) any Subsidiary where the cost of providing a guarantee, taken as a whole, outweighs the benefit to the Lenders, as determined in the reasonable discretion of the Administrative Agent and Administrative Borrower, (5) any subsidiary to the extent a guarantee by such entity will result in material adverse tax or regulatory consequences, taken as a whole, to Parent and its Subsidiaries and (6) any Foreign Subsidiary, Domestic Holding Company and Licensed Insurance Entity (solely, in the case of any Licensed Insurance Entity, to the extent guaranteeing the Obligations would require governmental (including regulatory) consent, notification, non-disapproval, approval, filing, license or authorization or would otherwise be prohibited or restricted by Applicable Laws).

“Excluded Taxes” shall mean with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any Obligation of any Borrower hereunder, (a) income, franchise or similar Taxes imposed on (or measured by) its net income (i) by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which a Borrower is located, (c) in the case of a Non-U.S. Lender, any withholding tax that is imposed on amounts payable to such Non-U.S. Lender pursuant to an Applicable Law in effect at the time such Non-U.S. Lender becomes a party to this Agreement (or designates a new lending office, unless such designation was at the request of the Administrative Borrower), except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from a Borrower with respect to such withholding tax pursuant to Section 5.04(a), (d) Taxes imposed by reason of the failure of the Administrative Agent or such Lender to comply with its obligations under Section 5.04(b) and Section 5.04(c), or to the extent that such documentation fails to establish a complete exemption from applicable withholding Taxes, other than, in either case, due to a change in Applicable Laws after the Closing Date and (e) U.S. federal withholding Taxes imposed under FATCA.

“Extraordinary Advances” has the meaning specified therefor in Section 2.02(c)(iii).

“Existing Earnouts” shall mean (i) the “Earnout Consideration” as defined under the TPG Acquisition Agreement, in an amount not to exceed $87,000,000, payable in Capital Stock and, absent the occurrence and continuance of any Event of Default, in cash ~~and~~, (ii) the “Earnout Consideration” as defined in that certain Purchase Agreement and Agreement and Plan of Merger, dated as of August 2, 2021 by and among Parent, Evolent, EV Thunder Merger Sub, LLC, Windrose Health Investors III, L.P., and Vital Decisions Acquisition, LLC, in an amount not to exceed $45,000,000, payable in Capital Stock and, absent the occurrence and continuance of any Event of Default, in cash~~.~~ and (iii) the “Earnout Amount” as defined under the Minuet Acquisition Agreement, in an amount not to exceed $150,000,000.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“FCPA” shall mean the Foreign Corrupt Practices Act of 1977, as amended from time to time, and the rules and regulations thereunder.

“Federal Funds Rate” shall mean, for any day, a fluctuating interest rate per annum equal to: (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next succeeding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” shall mean the Fee Letter dated as of June 24, 2022 by and between the Evolent and Ares Capital Management LLC, and acknowledged by each Credit Party as of the Closing Date, as amended, restated, supplemented or otherwise modified from time to time.

“Fees” shall mean all amounts payable pursuant to, or referred to in, Section ~~4.01 or~~4.01, the Fee Letter or the Amendment No. 1 Fee Letter.

“Field Exam” shall have the meaning set forth in Section 8.02(b).

“Financial Performance Covenants” shall mean the covenants set forth in Section 9.12.

“Fiscal Quarter” shall mean each quarterly period corresponding to the Fiscal Year.

“Fiscal Year” shall mean any of the annual accounting periods of the Borrowers ending on December 31 of each year.

“Flood Hazard Property” shall have the meaning set forth in the definition of the term “Flood Insurance Requirements.”

“Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 and (v) the Biggert –Waters Flood Insurance Reform Act of 2012, as now or hereafter in effect of any successor statute thereto, in each case, together with all statutory and regulatory provisions consolidating, amending, replacing, supplementing, implementing or interpreting any of the foregoing, as amended or modified from time to time.

“Flood Insurance Requirements” shall mean (i) a completed “life of loan” Federal Emergency Management Standard Flood Hazard Determination as to whether such real property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and (ii) if such real property is a Flood Hazard Property, evidence as to (A) whether the community in which such real property, or as applicable, the leasehold interest of such Credit Party in such real property, is located is participating in the National Flood Insurance Program, (B) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such real property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of flood insurance policies under the National Flood Insurance Program (or private insurance endorsed to cause such private insurance to be fully compliant with the federal law as regards private placement insurance applicable to the National Flood Insurance Program, with financially sound and reputable insurance companies not Affiliates of any Borrower) or a declaration page, application accompanied by proof of premium payment for such policies, or such other documentation as is satisfactory to the Agents and each Lender, with confirmation of such satisfaction of such Lender to be made in writing (which, for purposes of such confirmation, shall include email) and such confirmation shall not be unreasonably withheld or delayed, in each case, for the Parent and its Subsidiaries evidencing such flood insurance coverage in such amounts and with such deductibles as required by Flood Insurance Laws or as the Administrative Agent may request (but no less than required by applicable Flood Insurance Laws) and naming the Administrative Agent and its successors and/or assigns as sole loss payee on behalf of the Lenders.

“Floor” shall mean 1.00%.

“Foreign Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by any Credit Party primarily for the benefit of employees of the Credit Parties residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Foreign Subsidiary” shall mean each Subsidiary of a Credit Party that is not a Domestic Subsidiary.

“Funded Debt” shall mean, as of any date of determination, all then outstanding Indebtedness of Parent and its Subsidiaries, on a consolidated basis, of the type described in clauses (a), (b) (excluding the amount of any undrawn or cash collateralized letters of credit), (d) and (f) of the defined term “Indebtedness.”

“Funding Date” means the date on which a Borrowing occurs.

“GAAP” shall mean generally accepted accounting principles in the United States of America, as in effect from time to time; provided, that if the Administrative Borrower notifies the Administrative Agent that any Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then the Administrative Agent, the Lenders and the Credit Parties shall negotiate in good faith to effect such amendment and such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Global Intercompany Note” means a Global Intercompany executed by the “Payors” listed on the signature pages thereto for the benefit of the “Payees” listed on the signature pages thereto.

“Governmental Authority” shall mean the government of the United States, any foreign country or any multinational authority, or any state, commonwealth, protectorate or political subdivision thereof, and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the PBGC and other quasi-governmental entities established to perform such functions.

“Guarantee Agreement” shall mean a Guarantee Agreement, executed and delivered by each Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties, in form and substance satisfactory to the Agents.

“Guarantee Obligations” shall mean, as to any Person, any Contingent Liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date, entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Guarantors” shall mean (a) Parent, (b) each Person that is a Domestic Subsidiary on the Closing Date, and (c) each Person that becomes a party to the Guarantee Agreement after the Closing Date pursuant to Section 8.11, in each case, other than any Excluded Subsidiary.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products (except when used for refueling motor vehicles in commercially reasonable quantities that would not reasonably be expected to result in a Material Adverse Effect), radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous waste,” “restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” or “pollutants,” or words of similar import, under any Environmental Law; and (c) any other chemical, material or substance, which is classified, prohibited, limited or regulated by, or forming the basis of liability under, any Environmental Law.

“Health Care Laws” means (i) any and all federal, state and local fraud and abuse laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws (42 U.S.C. § 1320a-7), the civil monetary penalty laws (42 U.S.C. § 1320a-7a), the regulations promulgated pursuant to such statutes and any comparable state laws; (ii) the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), and the regulations promulgated thereunder and any comparable state laws, (iii) Medicare (Title XVIII of the Social Security Act) and the regulations promulgated thereunder; (iv) Medicaid (Title XIX of the Social Security Act) and the regulations promulgated thereunder; (v) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173) and the regulations promulgated thereunder; (vi) quality, safety and accreditation standards and requirements of all applicable state laws or Governmental Authorities; (vii) State and Federal Applicable Laws relating to the licensure, ownership or operation of a health care facility, health maintenance organization (HMO), Medicaid managed care organization (MCO), Medicare Advantage organization, provider service network (PSN) or insurance plan, including any assets used in connection therewith, (viii) Applicable Laws relating to the preparation, processing, evaluation or payment of claims, collection of accounts receivable, underwriting the cost of, or provision of management or administrative services in connection with, any and all of the foregoing, by any of Parent, its Subsidiaries or any Licensed Insurance Entity, including, but not limited to, laws and regulations relating to the administration of health benefit policies, patient or program charges, recordkeeping, referrals, professional fee splitting, certificates of need, certificates of operations and authority, (ix) any and all federal or state laws regulating third-party administrators and pharmacy benefit managers, including those promulgated by state departments of insurance, and (x) any and all other applicable health care laws, rules, codes, statutes, ordinances, regulations, manual provisions, policies and administrative guidance, each of (i) through (x) as may be amended from time to time.

“Hedge Termination Value” shall mean, in respect of any one or more Hedging Obligations, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Obligations, (a) for any date on or after the date such Hedging Obligations have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Obligations, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Obligations (which may include any Lender or any Affiliate of a Lender).

“Hedging Obligations” shall mean, with respect to any Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (a) any and all Hedging Transactions (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions and (c) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions.

“Hedging Transaction” of any Person shall mean (a) any transaction (including an agreement with respect to any such transaction) permitted under Section 9.11 now existing or hereafter entered into by such Person that is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot transaction, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as the same may be amended, modified or supplemented from time to time, any successor statute thereto, any and all rules or regulations promulgated from time to time thereunder, and any comparable state laws.

“Historical Financial Statements” shall mean (a) audited consolidated financial statements of Parent for the Fiscal Years ended December 31, 2020 and December 31, 2021, (b) unaudited consolidated financial statements of Parent for the Fiscal Year to date period ended March 31, 2022 and (c) unaudited consolidated balance sheets and related statements of operations and cash flows of TPG Growth Iceman Parent, Inc. and its subsidiaries for each Fiscal Quarter ended after March 31, 2022 and at least forty-five (45) days prior to the Closing Date.

“Holding Company Guarantor” shall mean any entity formed after the Closing Date and joined as a Guarantor under this Agreement pursuant to the terms of Section 8.11 for the sole purpose of holding the Capital Stock of any Licensed Insurance Entity or joint venture.

“Implantable” shall have the meaning set forth in the preamble to this Agreement.

“Indebtedness” shall mean, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) available under all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) the Hedge Termination Value of all Hedging Obligations of such Person;

(d) all obligations of such Person to pay the deferred purchase price of property or services, including earn-out obligations (including, but not limited to the Existing Earnout) (other than (i) trade accounts payable in the ordinary course of business and (ii) any earn-out obligation (including, but not limited to the Existing Earnout) until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

(g) all obligations of such Person in respect of Disqualified Capital Stock; and

(h) all Guarantee Obligations of such Person in respect of any of the foregoing,

provided, that Indebtedness shall not include (i) prepaid or deferred revenue arising in the ordinary course of business, (ii) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (iii) endorsements of checks or drafts arising in the ordinary course of business, (iv) trade accounts payable in the ordinary course of business, and (v) preferred Capital Stock to the extent not constituting Disqualified Capital Stock.

The amount of any net Hedging Obligations on any date shall be deemed to be the Hedge Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property of such Person encumbered thereby as determined by such Person in good faith.

“Initial Borrower” shall have the meaning set forth in the preamble to this Agreement.

“Initial Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the date hereof, the amount set forth opposite such Lender’s name on Schedule 1.01(a) as such Lender’s “Initial Term Loan Commitment” and (b) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender’s “Initial Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed all or a portion of the Initial Term Loan Commitment, in each case, as the same (x) shall be permanently reduced on the Closing Date upon the Initial Term Loan draw that such Lender funds and (y) may be changed from time to time pursuant to the terms hereof.

“Initial Term Loan Facility” shall have the meaning set forth in the recitals to this Agreement.

“Initial Term Loan” shall have the meaning set forth in Section 2.01(a).

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” shall have the meaning set forth in the Security Agreement.

“Intercompany Service Agreement” shall mean that certain Intercompany Service Agreement, dated as of January 31, 2018, by and between the Evolent and Evolent Health International Private Limited (formally known as Valence Health Solutions India Private Limited), as amended, restated, supplemented or otherwise modified from time to time.

“Intercompany Subordination Agreement” shall mean the Intercompany Subordination Agreement dated as of the date hereof among the Credit Parties and the Administrative Agent.

“Investment” shall mean, relative to any Person, (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such first Person of any bonds, notes, debentures or other debt securities of any such other Person, (b) Contingent Liabilities in favor of any other Person and (c) any Capital Stock or other investment held by such Person in any other Person. The amount of any Investment at any time shall be the original principal or capital amount thereof less all returns of principal or equity thereon made on or before such time and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“Junior Debt” shall mean any outstanding Indebtedness of the Parent or any of its Subsidiaries that is (i) secured by a lien that is junior to the lien securing the Obligations, (ii) unsecured or (iii) subordinated in right of payment to the Obligations.

“Lender” shall have the meaning set forth in the preamble to this Agreement.

“Letter of Direction” shall mean that certain executed letter of direction from Administrative Borrower addressed to Administrative Agent, on behalf of itself and Lenders, directing the disbursement (i) on the Closing Date or (ii) on the Amendment No. 1 Effective Date, as applicable, of the proceeds of the Loans made on such date.

“Leverage Covenant” shall have the meaning set forth in Section 9.13(d).

“Licensed Insurance Entity” shall mean any Subsidiary of any Borrower listed on Schedule 1.01(d) to this Agreement, any other Subsidiary of any Borrower that operates as a licensed insurance company, is otherwise regulated by a Governmental Authority performing insurance regulatory functions or is a healthcare entity subject to regulatory capital requirements.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment for collateral purposes, lien (statutory or other) or similar encumbrance, and any easement, right-of-way, license, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any conditional sale or other title retention agreement or any lease in the nature thereof); provided, that in no event shall an operating lease entered into in the ordinary course of business or any precautionary UCC filings made pursuant thereto by an applicable lessor or lessee, be deemed to be a Lien.

“Liquidity” shall mean, as of any date of determination, Qualified Cash of the Credit Parties, net of any checks written by any Credit Party, plus Availability, in each case as of such date.

“Loan” shall mean, individually, any Loan made by any Lender hereunder, and collectively, the Loans made by the Lenders hereunder. “Loan” shall include the Initial Term Loan, the Amendment No. 1 Incremental Term Loan and any Revolving Loan, Swingline Advance or Extraordinary Advance made (or to be made) hereunder.

“Master Agreement” shall have the meaning set forth in the definition of the term “Hedging Transaction.”

“Material Adverse Effect” shall mean a material adverse effect caused by a material adverse change in (a) the business, assets, properties, liabilities (actual or contingent), operations, financial condition or results of operations of the Parent and its Subsidiaries, taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Credit Documents, (c) the Secured Parties’ ability to enforce their rights or remedies hereunder or under any of the other Credit Documents, or (d) the ability of the Parent and its Subsidiaries, taken as a whole, to perform their payment and other material obligations under the Credit Documents to which they are parties.

“Material Contract”shall mean, as to any Person, (i) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate annual consideration payable to or by such Person or such Subsidiary of $15,000,000 or more, and (ii) all other contracts or agreements, the loss of which could reasonably be expected to result in a Material Adverse Effect. A reasonably detailed description of each Material Contract is set forth on Schedule 1.01(e) as of the Closing Date.

“Material Real Property” shall mean any Real Property that has a fair market value in excess of $~~4,000,000,~~6,000,000, as reasonably determined by the Administrative Borrower based on information available to it; provided that, in no event shall the real property located at Broadway and 18th Street in West Louisville, Kentucky constitute Material Real Property.

“Maturity Date” shall mean the date that is the earliest of (a) ~~August 1, 2027,~~the sixth anniversary of the Amendment No. 1 Effective Date, (b) the date on which the Commitments are voluntarily terminated pursuant to the terms hereof, (c) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise) in accordance with the terms hereof, (d) the date that is ninety-one (91) days prior to the maturity date of any Junior Debt; provided, that, clause (d) of this definition shall not apply if (x) Liquidity (A) at all times within the four (4) months prior to the maturity date of such Junior Debt and (B) immediately after giving effect to any such Junior Debt payment at maturity, exceeds the sum of (i) the principal amount of such maturing Junior Debt plus (ii) $~~67,200,000~~50,000,000 ; provided further that, clause (d) of this definition shall not apply in the event that the 2024 Convertible Notes and/or 2025 Convertible Notes are converted to equity interests in accordance with the terms set forth in the applicable instrument prior to the date that is ninety-one (91) days prior to the maturity date of such Convertible Senior Note. If such date is not a Business Day, the immediately succeeding Business Day.

“Maturity Test Date” shall have the meaning set forth in Section 8.01(a).

“Maximum Revolver Amount” means ~~$50,000,000,~~(i) as of the Closing Date, $50,000,000 and (ii) as of the Amendment No. 1 Effective Date, $75,000,000, in each case decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 4.03.

“Minimum Revolver Borrowing Amount” shall mean $200,000.

“Minimum Revolver Interest Amount” shall have the meaning set forth in Section 2.08(a).

“Minuet ” shall mean, collectively, National Imaging Associates, Inc., a Delaware corporation, and its Subsidiaries.

“Minuet Acquisition” shall mean the acquisition by Evolent of substantially all the assets of Minuet.

“Minuet Acquisition Agreement” shall mean that certain Stock and Asset Purchase Agreement, dated as of November 17, 2022, among, inter alios, Parent, Evolent, Magellan Health, Inc., a Delaware corporation, and Magellan Healthcare, Inc., a Delaware corporation.

“Minuet Acquisition Agreement Representations” means those representations and warranties made by Minuet or by the Sellers (as defined in the Minuet Acquisition Agreement) with respect to Minuet in the Minuet Acquisition Agreement as are material to the interests of the Amendment No. 1 Incremental Lenders (in their capacities as such), but only to the extent that Evolent has (and or Evolent’s applicable Affiliates have) the right (taking into account any applicable cure provisions) to terminate Evolent’s (and/or its applicable Affiliates’) obligations under the Minuet Acquisition Agreement or to decline to consummate the Minuet Acquisition as a result of a breach of such representations in the Minuet Acquisition Agreement.

“ Monitored Account” shall have the meaning set forth in the definition of “Excluded Account”.

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed or other security document entered into by any applicable Credit Party and the Administrative Agent for the benefit of the Secured Parties in respect of any Real Property owned by such Credit Party, in such form as agreed between such Credit Party and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Mortgaged Property” shall mean each parcel of Real Property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 8.11(d).

“MSH Contract Business Segment” shall mean the business segment of Minuet referred to as “MSH Risk”.

“MSH Services Business Segment” shall mean the business segment of Minuet referred to as “MSH Technology and Services”.

“Multiemployer Plan” shall mean a “multiemployer plan” within the meaning of Section 3(37) of ERISA to which any Credit Party or any ERISA Affiliate makes, is making, is obligated, or within the last six (6) years has been obligated, to make contributions, or with respect to which any Credit Party has any liability, actual or contingent.

“Net Proceeds” shall mean (a) in respect of a Disposition or Casualty Event, cash proceeds as and when received by the Person making a Disposition, as well as insurance proceeds and condemnation and similar awards received on account of a Casualty Event, net of: (i) in the event of a Disposition (w) the direct costs and expenses relating to such Disposition, (x) sales, use or other transaction Taxes actually paid, assessed or estimated by such Person (in good faith) to be payable in cash within the next twelve (12) months in connection with such proceeds provided, that if, after the expiration of the twelve (12) month period, the amount of estimated or assessed Taxes, if any, exceeded the Taxes actually paid in cash in respect of proceeds from such Disposition, the aggregate amount of such excess shall constitute Net Proceeds under Section 5.02 and, subject to Section 5.02(k), be immediately applied to the prepayment of the Obligations in accordance with Section 5.02(j), (y) amounts required to be applied to pay principal, interest and prepayment premiums and penalties on Indebtedness (other than the Obligations) secured by a Lien on the asset which is the subject of such Disposition and (z) with respect to a Disposition, any escrow or reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of the applicable Disposition undertaken by any Credit Party or other liabilities in connection with such Disposition (provided that upon release of any such escrow or reserve, the amount released shall be considered Net Proceeds) and (ii) in the event of a Casualty Event, (x) all money actually applied to repair or reconstruct the damaged property affected thereby or otherwise reinvested in replacement property in accordance with this Agreement, (y) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (z) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments and (b) in respect of any incurrence of Indebtedness, cash proceeds, net of underwriting discounts and out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of a Borrower in respect of any incurrence of Indebtedness, cash proceeds, net of underwriting discounts and reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of a Borrower.

“Non-Consenting Lender” shall have the meaning set forth in Section 12.07(b).

“Non-Excluded Taxes” shall have the meaning set forth in Section 5.04(a).

“Non-U.S. Lender” shall have the meaning set forth in Section 5.04(b).

“Note” shall mean, as the context may require, a Revolver Note or a Term Loan Note.

“Notice of Borrowing” shall have the meaning set forth in Section 2.02(a).

“Notice of Conversion or Continuation” shall have the meaning set forth in Section 2.06.

“Obligations” shall mean all Loans, advances, debts, liabilities, obligations, covenants and duties owing by any Credit Party to any Lender, Agent, or any other Person required to be indemnified hereunder, in each case, that arise under any Credit Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including all fees, expenses and other amounts accruing during the pendency of any proceeding of the type described in Section 10.01(h), whether or not allowed in such proceeding.

“OFAC” shall have the meaning set forth in Section 7.26.

“Organization Documents” shall mean: (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” shall mean, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan, or sold or assigned an interest in any Loan).

“Other Taxes” shall mean any and all present or future stamp, court, documentary, intangible recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies (but excluding any Tax, charge or levy that constitutes an Excluded Tax) arising from any payment made hereunder or from the execution, delivery or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 12.07).

“Overadvance” means, as of any date of determination, that the Revolver Usage is greater than any of the limitations set forth in Section 2.01 or Section 2.02.

“Parent” shall have the meaning set forth in the recitals to this Agreement.

“Participant” shall have the meaning set forth in Section 12.06(c)(i).

“Participant Register” shall have the meaning set forth in Section 12.06(c)(iii).

“Patriot Act” shall have the meaning set forth in Section 12.20.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Pension Plan” shall mean any single-employer plan, as defined in Section 4001(a)(15) of ERISA, and subject to Title IV of ERISA, Section 412 of the Code or Sections 302 or 303 of ERISA, that is or was within any of the preceding six plan years sponsored, maintained or contributed to (or to which there is or was an obligation to contribute) by any Credit Party or any ERISA Affiliate thereof, or respect of which any Credit Party or any ERISA Affiliate thereof otherwise has any obligation or liability, contingent or otherwise.

“Perfection Certificate” means a certificate in the form of Exhibit P-1.

“Permits” shall mean, with respect to any Person, any permit, approval, clearance, authorization, enrollment, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other contractual obligations with, any Governmental Authority, in each case, whether or not having the force of law and applicable to or binding upon such Person or any of its property or Products or to which such Person or any of its property or Products is subject.

“Permitted Acquisition” shall mean any acquisition by a Credit Party or a Subsidiary of (i) all or substantially all of the assets of a target, which assets are located in the United States or (ii) one hundred percent (100%) of the Capital Stock of a target organized under the laws of any State in the United States or the District of Columbia, in each case, to the extent that each of the following conditions shall have been satisfied:

(a) the Parent and its Subsidiaries (including any new Subsidiary) shall execute and deliver the agreements, instruments and other documents required by Section 8.11; provided, that, the Parent and its Subsidiaries may acquire Persons that do not become Credit Parties and assets that do not become Collateral after the Closing Date in an amount not to exceed a total consideration of $~~35,000,000~~52,500,000 ;

(b) such acquisition shall not be hostile and shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equityholders of the target;

(c) no Event of Default shall then exist or would exist after giving effect thereto;

(d) Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section 9.12 and 9.13;

(e) the total consideration paid or payable for Permitted Acquisitions shall be funded solely with (x) net proceeds from an issuance of Qualified Capital Stock or cash on hand and from operations, (y) proceeds from the Revolving Facility and (z) net proceeds from the issuance of Additional Notes;

(f) the total consideration for the Acquisition set forth on Schedule 1.01(f) shall not exceed $150,000,000 in the aggregate; and

(g) the total consideration paid with respect to target Persons with pro forma Target Consolidated Adjusted EBITDA that is less than $0 shall not exceed $~~20,000,000~~30,000,000 in the aggregate after the Closing Date; provided, that, this clause (g) shall not apply to the Acquisition set forth on Schedule 1.01(f).

Notwithstanding the foregoing and the definition of Borrowing Base, no Accounts acquired in an Acquisition permitted hereunder shall be included in the Borrowing Base unless ~~Revolver~~Revolving Agent, in its Permitted Discretion, determines that such Accounts conform to standards of eligibility established in accordance with this Agreement through completion of such audits, evaluations and appraisals thereof as ~~Revolver~~Revolving Agent shall require (which appraisals, evaluations and audits shall be conducted at the expense of the Borrowers, jointly and severally, and in form, scope and substance acceptable to ~~Revolver~~Revolving Agent in its Permitted Discretion).

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Holders” shall mean TPG Growth II Advisors, Inc., TPG Growth II BDH, L.P. and TPG Eagle Holdings L.P. and each of their Affiliates and any funds or partnerships managed by any of them (but not including any portfolio companies or operating companies of any of the foregoing, notwithstanding the form of ownership of any such portfolio or operating companies), The Advisory Board Company and University of Pittsburgh Medical Center.

“Permitted Liens” shall have the meaning set forth in Section 9.02.

“Permitted Refinancing Indebtedness” shall mean Indebtedness issued or incurred (including by means of the extension or renewal of existing Indebtedness) to refinance, refund, extend, renew or replace existing Indebtedness of any Credit Party or any of its Subsidiaries permitted hereunder (the “Refinanced Indebtedness”); provided, that the original principal amount of such refinancing, refunding, extending, renewing or replacing Indebtedness does not exceed the principal amount of such Refinanced Indebtedness plus the amount of any interest, premiums or penalties required to be paid thereon plus fees and expenses associated therewith.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.

“Plan” shall mean a Pension Plan or a Multiemployer Plan.

“Preferred Equity Issuance” shall mean the issuance on the Amendment No. 1 Effective Date of convertible preferred stock of the Parent with an aggregate initial liquidation preference of $175,000,000 (the “Amendment No. 1 Preferred Stock”).

“ Prepayment Premium” shall mean the following amounts (expressed as a percentage of the principal amount of the Term Loans being prepaid or repaid or Revolver Commitments being reduced or terminated):

Time Period	Prepayment Premium
After the ~~Closing~~Amendment No. 1 Effective Date, but on or prior to the first anniversary of the ~~Closing~~Amendment No. 1 Effective Date	3.0%

After the first anniversary, but on or prior to the second anniversary of the ~~Closing~~Amendment No. 1 Effective Date	2.0%

After the second anniversary, but prior to the third anniversary of the ~~Closing~~Amendment No. 1 Effective Date	1.0%

On or after the third anniversary of the ~~Closing~~Amendment No. 1 Effective Date	0.0%

“Prepayment Premium Event” shall have the meaning set forth in Section 4.04.

“Primary Obligor” shall have the meaning set forth in the definition of “Guarantee Obligations.”

“Prime Rate” shall mean a variable per annum rate, as of any date of determination, equal to the rate as of such date published in The Wall Street Journal as being the “Prime Rate” (or, if more than one rate is published as the Prime Rate, then the highest of such rates). The Prime Rate will change as of the date of publication in The Wall Street Journal of a Prime Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the Prime Rate, the Administrative Agent shall choose a reasonably comparable index or source to use as the basis for the Prime Rate.

“Privacy and Security Rules” shall have the meaning set forth in Section 7.31(i).

“Products” shall mean any item or any service that is researched or developed, created, tested, packaged, labeled, distributed, manufactured, managed, performed, or otherwise used, offered, marketed, sold, or handled by or on behalf of the Credit Parties or any of their Subsidiaries, whether marketed or in development.

“Pro Forma Basis” shall mean, for purposes of calculating the Total Leverage Ratio and the Total Secured Leverage Ratio:

(a) Investments, acquisitions, mergers, consolidations and dispositions of any Subsidiary, line of business or division, that have been made by the specified Person or any of its Subsidiaries, or any Person or any of its Subsidiaries acquired by, merged or consolidated with the specified Person or any of its Subsidiaries, and including any related financing transactions and incurrences of Indebtedness, and including increases in ownership of Subsidiaries, during the applicable reference period or subsequent to such reference period and on or prior to the date of determination will be given pro forma effect, as if they had occurred on the first day of the applicable reference period;

(b) any Person that is a Subsidiary on the date of determination will be deemed to have been a Subsidiary at all times during such reference period; and

(c) any Person that is not a Subsidiary on the date of determination will be deemed not to have been a Subsidiary at any time during such reference period;

For purposes of this definition, whenever pro forma effect is given to a transaction, the pro forma calculations shall be made in good faith by an Authorized Officer of the Administrative Borrower and shall be reasonably satisfactory to the Agents. Any such pro forma calculation may include adjustments appropriate, in the good faith determination of the Administrative Borrower as set forth in an officers’ certificate, to reflect operating expense reductions (but not revenue increases) expected to result from the applicable pro forma event if such adjustments are reasonably satisfactory to the Agents.

“Pro Rata Share” shall mean (a) with respect to the Initial Term Loan Commitment of any Lender at any time, a percentage, the numerator of which shall be the sum of such Lender’s unfunded Initial Term Loan Commitment, plus such Lender’s funded Initial Term Loans, and the denominator of which shall be the sum of the unused Initial Term Loan Commitments of all Lenders, plus all funded Initial Term Loans of all Lenders ~~or (b~~, (b) with respect to the Amendment No. 1 Incremental Term Commitment of any Lender at any time, a percentage, the numerator of which shall be the sum of such Lender’s unfunded Amendment No. 1 Incremental Term Commitment, plus such Lender’s funded Amendment No. 1 Incremental Term Loans, and the denominator of which shall be the sum of the unused Amendment No. 1 Incremental Term Commitments of all Lenders, plus all funded Amendment No. 1 Incremental Term Loans of all Lenders, or (c) with respect to the Revolver Commitment of any Lender at any time, a percentage, the numerator of be the sum of such Lender’s unfunded Revolver Commitment, plus such Lender’s funded Revolving Loan, and the denominator of which shall be the sum of the Revolver Commitment of all Lenders, plus all funded Revolving Loans of all Lenders.

“Protective Advances” has the meaning specified therefor in Section 2.02(c)(i).

“Purchase Notice” shall have the meaning set forth in Section 12.24.

“Purchase Option Date” shall have the meaning set forth in Section 12.24.

“Purchase Option Trigger Event” shall mean (a) an Event of Default has occurred and is continuing or (b) the Obligations have been accelerated in accordance with Section 10.02.

“Qualified Capital Stock” shall mean any Capital Stock that is not Disqualified Capital Stock.

“Qualified Cash” shall mean, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Credit Parties that are in deposit accounts or in securities accounts, or any combination thereof, which deposit accounts and securities accounts are the subject of Springing Control Agreements and are maintained by a branch office of the applicable bank or securities intermediary located within the United States of America; provided, that, for the first sixty (60) days (or such longer period as reasonably agreed to by the Administrative Agent) following the Closing Date there shall be no requirement that cash and Cash Equivalents of the Credit Parties be held in accounts subject to Springing Control Agreements in order for such cash and Cash Equivalents to be Qualified Cash.

“Real Property” shall mean, with respect to any Person, all right, title and interest of such Person (including, without limitation, any leasehold estate) in and to a parcel of real property owned, leased or operated by such Person together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Refinanced Indebtedness” shall have the meaning set forth in the definition of “Permitted Refinancing Indebtedness.”

“Register” shall have the meaning set forth in Section 12.06(b)(iv).

“Regulatory Matters” shall mean, collectively, activities that are subject to Health Care Laws.

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Rejection Notice” shall have the meaning set forth in Section 5.02(k).

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees, advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Release” shall mean a “release,” as such term has the meaning set forth in CERCLA.

“Reportable Event” shall mean an event described in Section 4043 of ERISA and the regulations thereunder (excluding any such event for which the notice requirement has been waived by the PBGC).

“Required Lenders” shall mean, at any date, Lenders having or holding a majority of the sum of (a) the outstanding principal amount of the Term Loans and (b) (i) the Revolver Commitment or (ii) if the Revolver Commitment has been terminated, the aggregate outstanding principal amount of the Revolving Loans; provided that the Revolver Commitment of, and the portion of the outstanding principal amount of the Revolving Loans and the Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” shall mean, at any date, Lenders having or holding a majority of (a) the Revolver Commitment or (b) if the Revolver Commitment has been terminated, the aggregate outstanding principal amount of the Revolving Loans; provided that the Revolver Commitment of, and the portion of the outstanding principal amount of the Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Required Term Lenders” shall mean, at any date, the Lenders having or holding a majority of the outstanding principal amount of the Term Loans, any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Lenders.

“Restricted Payment” shall mean, with respect to any Person, (a) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Stock of such Person or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property (it being understood, for the avoidance of doubt, that payments in the form of Capital Stock pursuant to an employee benefit plan shall not constitute Restricted Payments), (b) the payment or prepayment of principal of, or premium or interest or any other amount in respect of, any Indebtedness that is contractually subordinate to the Obligations unless such payment is permitted under the terms of the subordination agreement applicable thereto, (c) any payment in respect of earn-out obligations and (d) any payment or prepayment of principal of, or premium or interest in respect of the Convertible Senior Notes.

“Revolver Commitment” shall mean, with respect to each Revolving Lender, its Revolver Commitment, and, with respect to all Revolving Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Revolving Lender’s name under the applicable heading on Schedule 1.01(a) or in the Assignment and Acceptance pursuant to which such Revolving Lender became a Revolving Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to this Agreement and/or assignments made in accordance with the provisions of Section 12.01.

“Revolver Note” shall mean the promissory note substantially in the form of Exhibit R-1.

“Revolver Usage” shall mean, as of any date of determination, the amount of outstanding Revolving Loans (inclusive of Extraordinary Advances and Swingline Advances).

“Revolving Agent” shall mean ACF.

“Revolving Agent’s Account” shall mean the Deposit Account of ~~Revolver~~Revolving Agent identified on Schedule 1.01(b) (or such other Deposit Account of ~~Revolver~~Revolving Agent that has been designated as such, in writing, by ~~Revolver~~Revolving Agent to Administrative Borrower and the Lenders).

“Revolving Credit Obligations” shall have the meaning set forth in Section 12.06(d).

“Revolving Creditors” shall have the meaning set forth in Section 12.06(d).

“Revolving Facility” shall mean, at any time, the aggregate amount of the Revolving Lenders’ Revolver Commitments at such time.

“Revolving Lender” shall mean a Lender that has a Revolver Commitment, has an outstanding Revolving Loan.

“Revolving Loan Exposure” shall mean, with respect to any Revolving Lender, as of any date of determination (a) prior to the termination of the Revolver Commitments, the amount of such Lender’s Revolver Commitment, and (b) after the termination of the Revolver Commitments, the aggregate outstanding principal amount of the Revolving Loans (inclusive of Extraordinary Advances and Swingline Advances).

“Revolving Loans” has the meaning specified therefor in Section 2.01(a). Revolving Loans shall include Extraordinary Advances and Swingline Advances, unless the context clearly requires otherwise.

“Sanctioned Entity” shall mean (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” shall mean a person named on the list of Specially Designated Nationals maintained by OFAC.

“Sanctions”shall have the meaning set forth in Section 7.26.

“SEC”shall mean the Securities and Exchange Commission.

“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Secured Parties” shall mean, collectively, (a) the Lenders, (b) the Agents, (c) the beneficiaries of each indemnification obligation undertaken by any Credit Party under the Credit Documents and (d) any successors, endorsees, transferees and permitted assigns of each of the foregoing.

“Securitization” shall have the meaning set forth in Section 12.08.

“Security Agreement” shall mean a Security Agreement, by and among each Credit Party and the Collateral Agent for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Security Documents” shall mean, collectively, the Security Agreement, any Mortgage and each other security agreement or other instrument or document executed and delivered pursuant to Section 8.11 or pursuant to any of the Security Documents to secure any of the Obligations.

“Settlement” shall have the meaning set forth in Section 2.02(d)(i).

“Settlement Date” shall have the meaning set forth in Section 2.02(d)(i).

“Significant Subsidiary” shall mean a Subsidiary of any Borrower that meets the definition of “significant subsidiary” in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act.

“SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Solvency Certificate” shall mean a solvency certificate dated as of the Closing Date, duly executed and delivered by an Authorized Officer of the Administrative Borrower to the Administrative Agent, in form and substance reasonably satisfactory to the Agents.

“Solvent” shall mean, with respect to any Person, at any date, that (a) the sum of such Person’s debt (including Contingent Liabilities) does not exceed the present fair saleable value of such Person’s present assets, (b) such Person’s capital is not unreasonably small in relation to its business as contemplated on such date, (c) such Person has not incurred and does not intend to incur debts including current obligations beyond its ability to pay such debts as they become due (whether at maturity or otherwise) and (d) such Person is “solvent” within the meaning given that term and similar terms under Applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Specified Representations” shall mean Section 7.01(a), 7.02, 7.03(iii), 7.05, 7.07, 7.17, 7.26, and 7.27.

“Springing Control Account” means a Deposit Account that is subject to a Springing Control Agreement.

“Springing Control Agreement” shall mean an agreement in which a Credit Party, Collateral Agent, and Cash Management Bank maintaining the Deposit Account have agreed that the Cash Management Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in the Deposit Account without further consent by the Credit Party pursuant to terms reasonably satisfactory to the Collateral Agent and the Administrative Borrower. Terms of the agreement shall provide control (within the meaning of Section 9-104 of the UCC) reasonably satisfactory to Collateral Agent.

“Statutory Reserve Rate” shall mean, for any day as applied to any Term SOFR Loan, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages that are in effect on that day (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, as prescribed by the Board and to which the Administrative Agent is subject, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in

Regulation D). Such reserve percentages shall include those imposed pursuant to such Regulation D. Term SOFR Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” of any Person shall mean and include (a) any corporation more than fifty percent (50%) of whose Voting Stock having by the terms thereof power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, directly or indirectly, through Subsidiaries and (b) any partnership, association, joint venture or other entity in which such Person, directly or indirectly, through Subsidiaries, has more than a fifty percent (50%) voting equity interest at the time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of a Credit Party. Notwithstanding the foregoing, solely to the extent the Securities Exchange Commission has permitted the Parent to treat Justify Holdings, Inc. as being an unconsolidated entity, then for the purposes of the definition of “Consolidated Adjusted EBITDA,” “Consolidated Net Income,” “Consolidated Secured Debt,” “Funded Debt” and Section 8.01(a)-(c), Section 8.01(f) and Section 9.13 Justify Holdings, Inc. shall not be considered a “Subsidiary.”

“Swingline Advance” has the meaning specified in Section 2.02(b).

“Swingline Loan Limit” shall mean, at any time, the smaller of the following amounts: (i) $10,000,000, (ii) the aggregate Revolver Commitment minus the Revolver Usage and (iii) the Borrowing Base, minus the amount of Revolving Loans outstanding.

“Target Consolidated Adjusted EBITDA” shall mean, for any specified trailing 12 month period, an amount determined for any Person equal to (a) the consolidated net income (or deficit) of such Person in accordance with GAAP after eliminating all extraordinary nonrecurring items of income, plus (b) without duplication and to the extent deducted in arriving at the consolidated net income of such Person, the sum of, without duplication, amounts for (i) total interest expense, (ii) provisions for Taxes based on income, (iii) total depreciation expense, (iv) total amortization expense, and (v) any other non-cash charges and expenses deducted in arriving at the consolidated net income of such Person (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of an item that was paid in a prior period), minus (c) without duplication and to the extent included in arriving at the consolidated net income of such Person, amounts for non-cash gains (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash items in any prior period).

“Taxes” shall mean all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, enacted, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties, additions to tax or similar liabilities with respect thereto.

“Term Lender” shall mean each Lender that holds an Initial Term Loan Commitment, an Amendment No. 1 Incremental Term Commitment or a Term Loan.

“Term Loan” shall mean the Initial Term Loan and the Amendment No. 1 Incremental Term Loan.

“Term Creditor” shall have the meaning set forth in Section 12.06(d).

“Term Loan Note” shall mean a promissory note substantially in the form of Exhibit T-1.

“Term Loan Obligations” shall have the meaning set forth in Section 12.06(d).

“Term SOFR” shall mean.

(a) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor of ninety (90) days on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of the applicable calendar quarter, as such rate is published by the Term SOFR Administrator; provided, however, that (x) if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day and (y) with respect to any Borrowing of Term SOFR Loans on or before September 30, 2022, the Periodic Term SOFR Determination Day shall be July 28, 2022, and

(b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of ninety (90) days on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

“Term SOFR Adjustment” shall mean a percentage equal to 0.15% per annum.

“Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agents in their reasonable discretion).

“Term SOFR Loan” shall mean each Loan bearing interest at Adjusted Term SOFR Rate, as provided in Section 2.08(a).

“Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR.

“Test Period” shall mean, for any date of determination under this Agreement, the four (4) consecutive Fiscal Quarters of any Borrower most recently ended as of such date of determination.

“Total Leverage Ratio” shall mean, as of the last day of any Test Period, the ratio of (a) the outstanding principal amount of all Funded Debt as of such date to (b) Consolidated Adjusted EBITDA for such Test Period.

“Total Secured Leverage Ratio” shall mean, as of the last day of any Test Period, the ratio of (a) Consolidated Secured Debt as of such date to (b) Consolidated Adjusted EBITDA for such Test Period.

“TPG” shall have the meaning set forth in the recitals to this Agreement.

“TPG Acquisition” shall mean the acquisition by Evolent of substantially all the assets of TPG Growth Iceman Parent, Inc. and each of its subsidiaries.

“TPG Acquisition Agreement” shall mean the Agreement and Plan of Merger dated as of June 24, 2022, by and between Parent, Evolent, Endzone, TPG and TPG Growth V Iceman, L.P.

“TPG Business Segment”shall mean the business of the TPG Entities.

“TPG Entities” shall mean TPG, TPG Growth Iceman Intermediate, Inc., a Delaware corporation, Implantable and Surgical Collections Group, Inc., a Delaware corporation.

“TRA” shall mean that certain Income Tax Receivables Agreement, dated as of June 4, 2015, by and among Parent, Evolent, TPG Eagle Holdings, L.P., Ptolemy Capital, LLC, The Advisory Board Company, UPMC, TPG Growth II BDH, L.P., Premier Health Partners, Oxeon Partners, LLC and Medstar Health, Inc., as amended, restated, supplemented or otherwise modified from time to time.

“Transaction Documents” shall mean each of the documents executed and/or delivered in connection with the Transactions, including, without limitation, the Credit Documents.

“Transactions” shall mean, collectively, the transactions contemplated by the Credit Documents, including the TPG Acquisition and the transactions contemplated by the TPG Acquisition Agreement.

“Transactions Rule” shall have the meaning set forth in Section 7.31(i).

“Treasury Rate” shall mean as of any prepayment date, shall mean the yield to maturity at the time of computation of United States Treasury Securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519), which has become publicly available at least (2) two Business Days prior such prepayment (or, if such Statistical Release is no longer published, any publicly available source or similar market data) most nearly equal to the period from such prepayment date to the second anniversary of the Closing Date; provided, however, that if the period from such prepayment date to the second anniversary of the Closing Date, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one twelfth of a year) from the weekly average yields of United States Treasury Securities for which such yields are given.

“Trustee” shall have the meaning set forth in the definition “2024 Convertible Notes.”

“Type” shall mean, as to any Loan, its nature as an ABR Loan or Term SOFR Loan.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unasserted Contingent Obligations” shall have the meaning given to such term in the Security Agreement.

“Unfunded Current Liability” of any Pension Plan shall mean the amount, if any, by which the present value of all accumulated benefit obligations under such Pension Plan as of the close of its most recent plan year, determined in accordance with FASB Accounting Standards Codification 715: Compensation—Retirement Benefits, as in effect on the date hereof, exceeds the fair market value of the assets of such Pension Plan allocable to such accrued benefits.

“Unused Line Fee” shall have the meaning specified therefor in Section 4.01(b).

“U.S.” and “United States” shall mean the United States of America.

“U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Vital Business Segment” shall mean the business of MTS III Vital Decisions Blocker Corp., a Delaware corporation, Vital Decisions Acquisition LLC, a Delaware limited liability company, and Vital Decisions, LLC, a New Jersey limited liability company.

“Voting Stock” shall mean, with respect to any Person, shares of such Person’s Capital Stock having the right to vote for the election of directors (or Persons acting in a comparable capacity) of such Person under ordinary circumstances.

“Waterfall Trigger Event” shall mean (w) an Event of Default under (i) Section 10.01(a) (payment default); (ii) Section 10.01(c) or (d) arising from the failure of any Borrower or any other Credit Party to observe or perform any obligation under any of Section 8.01(a) (liquidity certificate), 8.01(b) (delivery of quarterly financials) or 8.01(c) (annual financials) (solely to the extent such financial statements are not delivered to the Administrative Agent for delivery to each Lender within 30 days following the date such financial statements were required to be delivered pursuant to Section 8.01(a), Section 8.01(b) or Section 8.01(c), as applicable), Section 8.10 (use of proceeds) (solely as it relates to the use of proceeds of the Revolving Facility), Section 8.17 (Borrowing Base and Financial Statement Reporting), Section 9.01 (indebtedness), Section 9.02 (liens), Section 9.04 (dispositions), Section 9.05 (investments), Section 9.06 (restricted payments), or Section 9.12 (conduct of business); (iii) Section 10.01(f) (judgment default); (iv) Section 10.01(h) (insolvency proceedings, dissolution or liquidation); (v) Section 10.01(i) (liens); or (vi) Section 10.01(j) (change of control), (x) solely to the extent Required Lenders exercise rights under any Springing Control Agreement in accordance with Section 2.14(b), a Cash Dominion Event, (y) solely to the extent that such amendment, modification or waiver is prohibited by Section 12.01(vi) without the consent of the Required Revolving Lenders, the amendment, modification or waiver of any of the provisions set forth in the immediately preceding clause (x) without the consent of the Required Revolving Lenders to such amendment, modification or waiver or (z) notice of any prepayment made pursuant to Section 5.02(a) from the Net Proceeds of any Disposition set forth on Schedule 1.01(g) (it being understood that a Waterfall Trigger Event occurring pursuant to this clause (z) shall continue until such time the foregoing payment is completed).

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c) Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(g) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

SECTION 1.03 Accounting Terms and Determination. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Historical Financial Statements set forth in clause (a) of such definition, except as otherwise specifically prescribed herein. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in Article IX shall be made, without giving effect to any election under Accounting Standards Codification 825-10 or 470-20 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value.” A breach of any Financial Performance Covenant shall be deemed to have occurred as of the last day of the relevant specified measurement period, regardless of when the financial statements reflecting such breach are delivered to the Administrative Agent.

SECTION 1.04 Rounding. Any financial ratios required to be maintained or complied with by any Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05 References to Agreements, Laws, etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other Material Contracts shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are permitted by any Credit Document; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.

SECTION 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.07 Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.

SECTION 1.08 Corporate Terminology. Any reference to officers, shareholders, stock, shares, directors, boards of directors, corporate authority, articles of incorporation, bylaws or any other such references to matters relating to a corporation made herein or in any other Credit Document with respect to a Person that is not a corporation shall mean and be references to the comparable terms used with respect to such Person.

SECTION 1.09 UCC Definitions. When used in this Agreement, the following terms have the same definitions as provided in Article 9 of the UCC, but for convenience in this Agreement the first letter of all such terms shall be capitalized: “Accession,” “Account,” “Account Debtor,” “Authenticate” (and all derivations thereof), “Certificate Of Title”, “Chattel Paper,” “Commercial Tort Claim,” “Deposit Account,” “Document,” “Equipment,” “General Intangible,” “Goods,” “Health-Care-Insurance Receivable,” “Instrument,” “Inventory,” “Investment Property,” “Letter-Of-Credit Right,” “Obligor,” “Proceeds” (as specifically defined in Section 9-102(64) of the UCC), “Record,” “Secondary Obligor,” “Secured Party,” “Software” and “Supporting Obligation.”

SECTION 1.10 Divisions; Series. For all purposes under the Credit Documents, if, in connection with any division or plan of division with respect to a limited liability company under Delaware law (or any comparable event under a different jurisdiction’s laws) or an allocation of assets to a series of a limited liability company under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such transaction shall constitute a “transfer” (as used in the definition of “Disposition” contained herein) from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized by the holders of its Capital Stock on the first date of its existence.

SECTION 1.11 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Prime Rate, the Term SOFR Reference Rate, Adjusted Term SOFR Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Prime Rate, the Term SOFR Reference Rate, Adjusted Term SOFR Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Prime Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to any Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Prime Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE II

Amount and Terms of Credit Facilities

SECTION 2.01 Loans.

(a) Subject to and upon the terms and conditions herein set forth:

(x) (A) Each Term Lender having an Initial Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make a term loan (collectively, the “Initial Term Loan”) to the Initial Borrower on the Closing Date in the amount of the Initial Term Loan Commitment of such Lender and (B) each Term Lender having an Amendment No. 1 Incremental Term Commitment agrees (severally, not jointly or jointly and severally) to make a term loan (collectively, the “Amendment No. 1 Incremental Term Loan”) to the Borrowers on the Amendment No. 1 Effective Date in the amount of the Amendment No. 1 Incremental Term Commitment of such Lender.

(y) Each Revolving Lender agrees (severally, not jointly or jointly and severally) to make revolving loans (all such loans, collectively, the “Revolving Loans”) to the Borrowers under a revolving credit facility in an amount at any one time outstanding (on an aggregate basis) not to exceed:

(i) on the Closing Date, an amount equal to the Maximum Revolver Amount,

(ii) any time after the Closing Date, the lesser of:

(A) an amount equal to such Revolving Lender’s Revolver Commitment, and

(B) such Revolving Lender’s Pro Rata Share of an amount equal to the lesser of:

a.	the amount equal to the Maximum Revolver Amount, and

b.

the amount equal to the Borrowing Base as of such date (based upon the most recent Borrowing Base Certificate delivered by the Administrative Borrower to the ~~Revolver~~Revolving Agent, as adjusted by the Revolving Agent for Reserves established by the Revolving Agent from time to time).

(b) Each of the Loans made pursuant to Section 2.01(a)(x) may, at the option of a Borrower, (i) be incurred and maintained as, and/or converted into, ABR Loans or Term SOFR Loans; provided, that all such Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type and (ii) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed.

(c) Each Lender, may at its option, make any Term SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Term SOFR Loan; provided, that (i) any exercise of such option shall not affect the obligation of any Borrower to repay such Term SOFR Loan and (ii) in exercising such option, such Lender shall use its reasonable efforts to minimize any increased costs to the Borrowers resulting therefrom.

(d) Each of the Revolving Loans made pursuant to Section 2.01(a)(y) may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Revolving Loans, together with interest accrued and unpaid thereon, shall constitute Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

(e) Notwithstanding anything to the contrary in this Section 2.01, the Revolving Agent may at any time establish one or more reserves (“Reserves”) under the Revolving Facility as the Revolving Agent may deem proper and appropriate in the Revolving Agent’s Permitted Discretion (including, without limitation, Reserves based on the results of any Field Exams, including relating to contingent liabilities of the Credit Parties under any Material Contract of such Credit Party). A Reserve may reduce the Borrowing Base (by reduction of an advance rate set forth in the Borrowing Base or otherwise). For the avoidance of doubt, the Revolving Agent may in its Permitted Discretion (but the Revolving Agent shall have no obligation in any circumstance to) increase, reduce or release any Reserve that was previously established under this clause (e).

SECTION 2.02 Borrowing Procedures and Settlements.

(a) Procedure for Borrowing Revolving Loans. Each Borrowing of a Revolving Loan shall be made by a written request by an Authorized Officer pursuant to prior written notice in the form of Exhibit N-1 or such other form approved by the Administrative Agent (a “Notice of Borrowing”) delivered to Revolving Agent and received by Revolving Agent no later than 11:00 a.m. one Business Day prior to the Funding Date, specifying (i) the amount of such Borrowing (which such amount may not be less than the Minimum Revolver Borrowing Amount), and (ii) the requested Funding Date (which shall be a Business Day); provided, that Revolving Agent may, in its sole discretion, elect to accept as timely requests that are received later than 11:00 a.m. on the applicable Business Day; and, provided, further, that Borrower shall promptly after delivery of such written request confirm Revolving Agent’s receipt thereof by phone or written confirmation. With respect to each request for a Borrowing pursuant to this Section 2.02(a), each Revolving Lender agrees that Revolving Agent may in Revolving Agent’s sole discretion, but Revolving Agent shall not be obligated to, make such requested Borrowing to Borrower on behalf of the Revolving Lenders as a Swingline Advance.

(b) Making of Revolving Loans.

(i) After receipt of a request for a Borrowing pursuant to Section 2.02(a), Revolving Agent at its option and in its discretion shall do either of the following:

(A) in Revolving Agent’s sole discretion, advance the amount of the requested Borrowing to a Borrower disproportionately (a “Swingline Advance”) out of Revolving Agent’s own funds on behalf of the Revolving Lenders in an aggregate amount not to exceed the Swingline Loan Limit, which advance shall be (i) on the Funding Date specified in the relevant Notice of Borrowing (which shall have been delivered no later than one (1) Business Day in advance of the requested Funding Date) and (ii) notwithstanding anything in the Notice of Borrowing to the contrary, an ABR Loan. Revolving Agent shall make the proceeds of Swingline Advances available to a Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds to the Designated Account. All Swingline Advances made under this Section 2.02(b)(i)(A) shall be subject to Settlement in accordance with Section 2.02(d) below; it being understood that all payments on any such Swingline Advances shall be payable solely to Revolving Agent solely for its own account until Settlement thereof shall have occurred. For the avoidance of doubt, all Swingline Advances constitute Loans hereunder; or

(B) notify the Revolving Lenders by telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent by 1:00 p.m. on the Business Day that is one (1) Business Day prior to the requested Funding Date. If Revolving Agent has notified the Revolving Lenders of a requested Borrowing on the Business Day that is one (1) Business Day prior to the Funding Date, then each Revolving Lender shall make the amount of such Revolving Lender’s Pro Rata Share of the requested Borrowing available to Revolving Agent in immediately available funds, to Revolving Agent’s Account, not later than 10:00 a.m. on the Business Day that is the requested Funding Date. After Revolving Agent’s receipt of the proceeds of such Revolving Loans from the Revolving Lenders, Revolving Agent shall make the proceeds thereof available to a Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, that, subject to the provisions of Section 2.02(c)(ii), no Revolving Lender shall have an obligation to make any Revolving Loan, if (1) one or more of the applicable conditions precedent set forth in Article VI will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

(ii) Unless Revolving Agent receives notice from a Revolving Lender prior to 9:30 a.m. on the Business Day that is the requested Funding Date relative to a requested Borrowing as to which Revolving Agent has notified the Revolving Lenders of a requested Borrowing that such Revolving Lender will not make available as and when required hereunder to Revolving Agent for the account of a Borrower the amount of that Revolving Lender’s Pro Rata Share of the Borrowing, Revolving Agent may assume that each Revolving Lender has made or will make such amount available to Agent in immediately available funds on the

Funding Date and Revolving Agent may (but shall not be so required), in reliance upon such assumption, make available to such Borrower a corresponding amount. If, on the requested Funding Date, any Revolving Lender shall not have remitted the full amount that it is required to make available to Revolving Agent in immediately available funds and if Revolving Agent has made available to a Borrower such amount on the requested Funding Date, then such Revolving Lender shall make the amount of such Revolving Lender’s Pro Rata Share of the requested Borrowing available to Revolving Agent in immediately available funds, to Revolving Agent’s Account, no later than 10:00 a.m. on the Business Day that is the first Business Day after the requested Funding Date (in which case, the interest accrued on such Lender’s portion of such Borrowing for the Funding Date shall be for Revolving Agent’s Account). If any Revolving Lender shall not remit the full amount that it is required to make available to Revolving Agent in immediately available funds as and when required hereby and if Revolving Agent has made available to a Borrower such amount, then that Revolving Lender shall be obligated to immediately remit such amount to Revolving Agent, together with interest at the Defaulting Lender Rate for each day until the date on which such amount is so remitted. A notice submitted by Revolving Agent to any Revolving Lender with respect to amounts owing under this Section 2.02(c)(ii) shall be conclusive, absent manifest error. If the amount that a Revolving Lender is required to remit is made available to Revolving Agent, then such payment to Revolving Agent shall constitute such Revolving Lender’s Loan for all purposes of this Agreement. If such amount is not made available to Revolving Agent on the Business Day following the Funding Date, Agent will notify the applicable Borrower of such failure to fund and, upon demand by Revolving Agent, such Borrower shall pay such amount to Revolving Agent for Revolving Agent’s Account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable ABR Loans at the time to the Revolving Loans composing such Borrowing. If any Borrower and any Revolving Lender shall pay interest to the Revolving Agent for the same (or a portion of the same) period, the Revolving Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period.

(c) Protective Advances and Optional Overadvances.

(i) Any contrary provision of this Agreement or any other Credit Document notwithstanding, but subject to Section 2.02(c)(iv), at any time Revolving Agent hereby is authorized by a Borrower and the Revolving Lenders, from time to time, in Revolving Agent’s sole discretion, to make Revolving Loans to, or for the benefit of, any Borrower, on behalf of the Revolving Lenders, that Revolving Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of repayment of the Obligations or (3) to pay any other amount chargeable to any Credit Party hereunder (the Revolving Loans described in this Section 2.02(c)(i) shall be referred to as “Protective Advances”). Notwithstanding the foregoing, no Protective Advance shall be made which would cause (A) the aggregate amount of all Protective Advances outstanding at any one time to exceed 10% of the Maximum Revolver Amount unless the Required Revolving Lenders otherwise agree or (B) the aggregate amount of Revolver Usage outstanding at any one time to exceed the Maximum Revolver Amount.

(ii) Any contrary provision of this Agreement or any other Credit Document notwithstanding, but subject to Section 2.02(c)(iv), the Revolving Lenders hereby authorize Revolving Agent, and Revolving Agent may, but is not obligated to, knowingly and intentionally, continue to make Revolving Loans to any Borrower notwithstanding that an Overadvance exists or would be created thereby, so long as (A) after giving effect to such Revolving Loans, the outstanding Revolver Usage does not exceed the Borrowing Base by more than 10% of the Maximum Revolver Amount (unless Required Revolving Lenders agree to a higher amount), and (B) after giving effect to such Revolving Loans, the outstanding Revolver Usage does not exceed the Maximum Revolver Amount. In the event Revolving Agent obtains actual knowledge that an Overadvance exists, regardless of the amount of, or reason for, such excess, Revolving Agent shall notify the Revolving Lenders as soon as practicable and the Revolving Lenders with Revolver Commitments thereupon shall, together with Revolving Agent, jointly determine the terms of arrangements that shall be implemented with the Borrowers intended to eliminate the Overadvance within thirty (30) days. In such circumstances, if any Revolving Lender with a Revolver Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Revolving Lenders. The foregoing provisions are meant for the benefit of the Revolving Lenders and Revolving Agent and are not meant for the benefit of the Borrowers, which shall continue to be bound by the provisions of Section 5.02. Each Revolving Lender with a Revolver Commitment shall be obligated to make Revolving Loans in accordance with Section 2.02(b) in, or settle Overadvances made by Revolving Agent with Revolving Agent as provided in Section 2.02(d) (or Section 2.15), as applicable) for, the amount of such Revolving Lender’s Pro Rata Share of any unintentional Overadvances by Revolving Agent reported to such Revolving Lender, any intentional Overadvances made as permitted under this Section 2.02(c)(ii).

(iii) Each Protective Advance and each Overadvance (each, an “Extraordinary Advance”) shall be deemed to be a Revolving Loan hereunder. Prior to Settlement with respect to Extraordinary Advances, all payments on the Extraordinary Advances made by Revolving Agent, including interest thereon, shall be payable to Revolving Agent solely for its own account. The Extraordinary Advances shall be repayable on demand, secured by Revolving Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Revolving Loans. The provisions of this Section 2.02(c) are for the exclusive benefit of Revolving Agent and the Revolving Lenders and are not intended to benefit any Borrower (or any other Credit Party) in any way.

(iv) Notwithstanding anything contained in this Agreement or any other Credit Document to the contrary: (A) no Extraordinary Advance may be made by Revolving Agent if such Extraordinary Advance would cause the aggregate principal amount of Extraordinary Advances outstanding to exceed an amount equal to 10% of the Maximum Revolver Amount; and (B) to the extent that the making of any Extraordinary Advance causes the aggregate Revolver Usage to exceed the Maximum Revolver Amount, such portion of such Extraordinary Advance shall be for Revolving Agent’s sole and separate account and not for the account of any Revolving Lender and shall be entitled to priority in repayment in accordance with Section 5.02(j).

(d) Settlement. It is agreed that each Revolving Lender’s funded portion of the Revolving Loans is intended by the Revolving Lenders to equal, at all times, such Revolving Lender’s Pro Rata Share of the outstanding Revolving Loans. Such agreement notwithstanding, Revolving Agent and the Revolving Lenders agree (which agreement shall not be for the benefit of the Borrowers) that in order to facilitate the administration of this Agreement and the other Credit Documents, settlement among the Revolving Lenders as to the Revolving Loans (including the Swingline Advances and Extraordinary Advances) shall take place on a periodic basis in accordance with the following provisions:

(i) Revolving Agent shall request settlement (“Settlement”) with the Revolving Lenders on a weekly basis, or on a more frequent basis if so determined by Revolving Agent in its sole discretion (A) for itself, with respect to the outstanding Swingline Advances and Extraordinary Advances, and (B) with respect to Parent’s or their Subsidiaries’ payments or other amounts received, as to each by notifying the Revolving Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Revolving Loans (including Swingline Advances and Extraordinary Advances) for the period since the prior Settlement Date. Subject to the terms and conditions contained herein)(including Section 2.15): (1) if the amount of the Revolving Loans (including Swingline Advances and Extraordinary Advances) made by a Revolving Lender that is not a Defaulting Lender exceeds such Revolving Lender’s Pro Rata Share of the Revolving Loans (including Swingline Advances and Extraordinary Advances) as of a Settlement Date, then Revolving Agent shall, by no later than 2:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Revolving Lender (as such Revolving Lender may designate), an amount such that each such Revolving Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Swingline Advances and Extraordinary Advances), and (2) if the amount of the Revolving Loans (including Swingline Advances and Extraordinary Advances) made by a Revolving Lender is less than such Revolving Lender’s Pro Rata Share of the Revolving Loans (including Swingline Advances and Extraordinary Advances) as of a Settlement Date, such Revolving Lender shall no later than 2:00 p.m. on the Settlement Date transfer in immediately available funds to Revolving Agent’s Account, an amount such that each such Revolving Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Swingline Advances and Extraordinary Advances). Such amounts made available to Revolving Agent under clause (2) of the immediately preceding sentence shall be applied against the amounts of the applicable Swingline Advances or Extraordinary Advances and shall constitute Revolving Loans of such Revolving Lenders. If any such amount is not made available to Revolving Agent by any Revolving Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Revolving Agent shall be entitled to recover for its account such amount on demand from such Revolving Lender together with interest thereon at the Defaulting Lender Rate.

(ii) In determining whether a Revolving Lender’s balance of the Revolving Loans (including Swingline Advances and Extraordinary Advances) is less than, equal to, or greater than such Revolving Lender’s Pro Rata Share of the Revolving Loans (including Swingline Advances and Extraordinary Advances) as of a Settlement Date, Revolving Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Revolving Agent with respect to principal, interest, fees payable by the Borrowers and allocable to the Revolving Lenders hereunder, and proceeds of Collateral.

(iii) Between Settlement Dates, Revolving Agent, to the extent Swingline Advances and/or Extraordinary Advances for the account of Revolving Agent are outstanding, may apply any payments or other amounts received by Revolving Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, to the Swingline Advances and/or Extraordinary Advances. During the period between Settlement Dates, Revolving Agent shall be entitled to all interest and fees at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Revolving Agent with respect to all Swingline Advances and Extraordinary Advances.

(iv) Anything in this Section 2.02(c) to the contrary notwithstanding, in the event that a Revolving Lender is a Defaulting Lender, Revolving Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.15.

SECTION 2.03 Notice of Borrowing. The Borrower shall give the Administrative Agent a Notice of Borrowing for Term Loans (i) prior to 1:00 p.m. (New York time) at least three (3) Business Days’ prior to each Borrowing of Term Loans, which are to be initially Term SOFR Loans and (ii) prior to 12:00 noon (New York time) at least one (1) Business Day prior to the date of each Borrowing of Term Loans which are to be ABR Loans. Except as otherwise expressly provided in Section 2.10, each Notice of Borrowing shall be irrevocable and shall specify (A) the aggregate principal amount of the Term Loans to be made, (B) the Funding Date (which shall be, in the case of Term Loans, the Closing Date), (C) whether the Term Loans shall consist of ABR Loans and/or Term SOFR Loans and (D) Borrower’s wire instructions. The Administrative Agent shall promptly give each Term Lender written notice of each proposed Borrowing of Term Loans, of such Term Lender’s Pro Rata Share thereof and of the other matters covered by the related Notice of Borrowing.

SECTION 2.04 Disbursement of Term Loans.

(a) No later than (i) 2:00 p.m. (New York time), in the case of each Borrowing of Term Loans for which a Notice of Borrowing has been timely delivered in accordance with Section 2.03 (other than for Borrowings on the Closing Date, or a Borrowing on the Amendment No. 1 Effective Date of Amendment No. 1 Incremental Term Loans), each Term Lender will make available its Pro Rata Share, if any, of the Borrowing requested to be made on such date in the manner provided below, ~~and~~ (ii) 5:00 p.m. (New York time), in the case of the making of the Initial Term Loan, if the conditions set forth in Article VI to the effectiveness of this Agreement are met prior to 4:00 p.m. (New York time) on the Closing Date, each Term Lender will make available its Pro Rata Share of the Initial Term Loan in the manner provided below, and (iii) 5:00 p.m. (New York time), in the case of the making of the Amendment No. 1 Incremental Term Loan, if the conditions to the effectiveness of Amendment No. 1 set forth in Section 4 of Amendment No. 1 are met prior to 4:00 p.m. (New York time) on the Amendment No. 1 Effective Date, each Term Lender will make available its Pro Rata Share of the Amendment No. 1 Incremental Term Loan in the manner provided below.

(b) Each Term Lender shall make available all amounts it is to fund to a Borrower, under any Borrowing of Term Loans, in immediately available funds to the Administrative Agent, and the Administrative Agent will make available to such Borrower, the aggregate of the amounts so made available in Dollars. Unless the Administrative Agent shall have been notified in writing by any Term Lender prior to the date of any Borrowing of Term Loans that such Term Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Term Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to such Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Term Lender and the Administrative Agent has made available the same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Term Lender. If such Term Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Administrative Borrower and the Borrowers, jointly and severally, shall promptly pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Term Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to any Borrower, to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Federal Funds Rate or (ii) if paid by any Borrower, the then-applicable rate of interest, calculated in accordance with Section 2.08, applicable to ABR Loans. If such Borrower and such Term Lender shall pay interest to the Administrative Agent for the same (or a portion of the same) period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period.

(c) Nothing in this Section 2.04 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrowers may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

SECTION 2.05 Payment of Loans; Evidence of Debt.

(a) Each Borrower, jointly and severally, agrees to pay to the Administrative Agent, for the benefit of the Lenders, on the Maturity Date, the aggregate amount of all outstanding Loans.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

(c) Each Borrower agrees that from time to time on and after the Closing Date, upon the request to Administrative Agent by any Lender, at Borrowers’ own expense, each Borrower will execute and deliver to such Lender a Note, evidencing the Loans made by, and payable to such Lender or registered assigns in a maximum principal amount equal to such Lender’s applicable Initial Term Loan Commitment, Amendment No. 1 Incremental Term

Commitment or Revolver Commitment. The Agents shall maintain the Register pursuant to Section 12.06(b)(iv), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder and the Type of each Loan made, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent from the Borrowers and each Lender’s share thereof.

(d) The entries made in the Register and accounts and subaccounts maintained pursuant to paragraphs (c) and (d) of this Section 2.05 shall, to the extent permitted by Applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, that the failure of any Lender or Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Loans made to the Borrowers by such Lender in accordance with the terms of this Agreement.

SECTION 2.06 Conversions and Continuations. (a) The Borrowers shall have the option on any Business Day to convert all or a portion of the outstanding principal amount of Loans of one Type into a Borrowing or Borrowings of another Type; provided, that ABR Loans may not be converted into Term SOFR Loans if an Event of Default is in existence on the date of the proposed conversion and the Administrative Agent has, or the Required Lenders in respect of the Credit Facility that is the subject of such conversion have, determined in its or their sole discretion not to permit such conversion. Each such conversion or continuation shall be effected by the Administrative Borrower by giving the Administrative Agent written notice prior to 1:00 p.m. (New York time) at least three Business Days (or one (1) Business Day in the case of a conversion into ABR Loans) (and in either case on not more than five (5) Business Days) prior to such proposed conversion or continuation, in the form of Exhibit N-2 or such other form approved by the Administrative Agent (each, a “Notice of Conversion”) specifying the Loans to be so converted or continued and the Type of Loans to be converted or continued. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

(b) If any Event of Default is in existence at the time of any continuation of any Term SOFR Loans and the Administrative Agent determined in its or their sole discretion not to permit such continuation, such Term SOFR Loans shall be automatically converted into a Borrowing of ABR Loans.

SECTION 2.07 Pro Rata Borrowings. Borrowing of the Initial Term Loan funded on the Closing Date under this Agreement shall be made by each Term Lender with an Initial Term Loan Commitment on the basis of its then-applicable Initial Term Loan Commitment. Borrowing of the Amendment No. 1 Incremental Term Loan funded on the Amendment No. 1 Effective Date under this Agreement shall be made by each Term Lender with an Amendment No. 1 Incremental Term Commitment on the basis of its then-applicable Amendment No. 1 Incremental Term Commitment. Each Borrowing of Revolving Loans under this Agreement shall be made by each Revolving Lender with a Revolver Commitment on the basis of its then-applicable Revolver Commitment. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

SECTION 2.08 Interest.

(a) The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until repayment or prepayment thereof at a rate per annum that shall at all times be the Applicable Margin plus the ABR in effect from time to time.

(b) The unpaid principal amount of each Term SOFR Loan shall bear interest from the date of the Borrowing thereof until repayment or prepayment thereof at a rate per annum that shall at all times be the Applicable Margin in effect from time to time plus the relevant Adjusted Term SOFR Rate.

(c) From and after the occurrence and during the continuance of any Event of Default, upon notice by the Administrative Agent to the Administrative Borrower (or automatically while any Event of Default under Section 10.01(a) or Section 10.01(h) exists), the Borrowers shall pay interest on the principal amount of all Loans and all other due and unpaid Obligations, to the extent permitted by Applicable Law, at the rate described in Section 2.08(a) or Section 2.08(b), as applicable, plus two (2) percentage points per annum (the “Default Rate”). All such interest at the Default Rate shall be payable on demand of the Administrative Agent or the Required Lenders and in cash.

(d) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the first Business Day of each January, April, July and October, beginning with the Fiscal Quarter ending September 30, 2022 (the “ABR Interest Payment Date”), (ii) in respect of each Term SOFR Loan, quarterly in arrears on the first Business Day of each January, April, July and October, commencing on September 30, 2022 (the “SOFR Interest Payment Date”) and (iii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

(e) In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time in consultation with the Administrative Borrower and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. The Administrative Agent will promptly notify the Administrative Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

(f) On each of the ABR Interest Payment Date or SOFR Interest Payment Date, as applicable, the Borrowers, jointly and severally, shall pay all accrued and unpaid interest on the Loans by paying all such accrued interest in cash. All accrued, but unpaid Interest shall be payable in cash on the Maturity Date.

(g) The Administrative Agent, upon determining the interest rate for any Borrowing of Term SOFR Loans, shall promptly notify the Administrative Borrower and the relevant Lenders thereof. The Adjusted Term SOFR Rate for the Term SOFR Loans and ABR for the ABR Loans shall be determined on the first day of each January, April, July and October. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

(h) Notwithstanding anything in this Agreement or any other Credit Document to the contrary, to the extent that the outstanding aggregate principal amount of the drawn Revolving Loans, is less than $~~20,000,000~~37,500,000 on any date on or after the Amendment No. 1 Effective Date, the amount of interest payable on account of the Revolving Loans pursuant to this Section 2.08 shall be equal to the amount of interest that would be payable had the outstanding principal amount of the Revolving Loans equaled $~~20,000,000~~37,500,000 on such date; provided, that, to the extent the Revolver Commitment is reduced to an amount that is less than $~~20,000,000~~37,500,000 (but greater than $0), then, to the extent that the outstanding principal amount of the Revolving Loans is less than $~~10,000,000~~18,750,000 on any date, the amount of interest payable on account of the Revolving Loans pursuant to this Section 2.08 shall be equal to the amount of interest that would be payable had the outstanding principal amount of the Revolving Loans equaled $~~10,000,000~~18,750,000 on such date.

SECTION 2.09 [Reserved].

SECTION 2.10 Increased Costs, Illegality, etc.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in Adjusted Term SOFR Rate); or

(ii) subject any Lender to any Taxes (other than (A) Non-Excluded Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its Loans, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation therein,

and the result of any of the foregoing shall be to increase the cost to such Lender or any Lender of making or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or any Lender of participating in, or to reduce the amount of any sum received or receivable by such Lender or any Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Administrative Borrower, within five (5) Business Days of demand therefor, will pay to such Lender, such additional amount or amounts as will compensate such, as the case may be, for such additional costs incurred or reduction suffered.

(c) At any time that any Term SOFR Loan is affected by the circumstances described in Section 2.10(a)(ii), the Administrative Borrower may either (A) if the affected Term SOFR Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent written notice thereof on the same date that the Administrative Borrower was notified by a Lender pursuant to Section 2.10(a)(ii) or (B) if the affected Term SOFR Loan is then outstanding, upon at least three (3) Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such Term SOFR Loan into an ABR Loan; provided, that if more than one Lender is so affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b); provided, that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b).

(d) If, after the later of the date hereof, and that date such entity becomes a Lender hereunder, the adoption of any Applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by a Lender or its parent with any request or directive made or adopted after such date regarding capital adequacy (whether or not having the force of law) of any such authority, association, central bank or comparable agency, has the effect of reducing the rate of return on such Lender’s or its parent’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy), then within five (5) days after written demand by such Lender (with a copy to the Administrative Agent), the Borrowers, jointly and severally, shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any such Applicable Law as in effect on the date hereof. Each Lender (on its own behalf), upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will, as promptly as practicable upon ascertaining knowledge thereof, give written notice thereof to the Administrative Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts. The failure to give any such notice, with respect to a particular event, within the time frame specified in Section 2.13, shall not release or diminish any of the Borrowers’ obligation to pay additional amounts pursuant to this Section 2.10(c) for amounts accrued or incurred after the date of such notice with respect to such event.

(e) [Reserved].

(f) This Section 2.10 shall not apply to Taxes to the extent duplicative of Section 5.04.

SECTION 2.11 Compensation. If (a) any payment of principal of a Term SOFR Loan is made by any Borrower to or for the account of a Lender other than on the last Business Day of a calendar quarter for such Term SOFR Loan as a result of a payment or conversion pursuant to Section 2.05, 2.06, 2.10 or 4.04, as a result of acceleration of the maturity of the Loans pursuant to Article X or for any other reason, (b) any Borrowing of Term SOFR Loans is not made as a result of a withdrawn Notice of Borrowing (except with respect to a revocation as provided in Section 2.10 or by reason of a Lender being a Defaulting Lender), (c) any ABR Loan is not converted into a Term SOFR Loan as a result of a withdrawn Notice of Conversion, (d) any Term SOFR Loan is not continued as a Term SOFR Loan as a result of a withdrawn Notice of Conversion or (e) any prepayment of principal of a Term SOFR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Section 5.01, the Borrowers shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue, failure to prepay, reduction or failure to reduce, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Term SOFR Loan.

SECTION 2.12 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii), 2.10(a)(iii), 2.10(b) or 5.04 with respect to such Lender, it will, if requested by the Administrative Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided, that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrowers or the rights of any Lender provided in Section 2.10 or 5.04.

SECTION 2.13 Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.10, 2.11 or 5.04 is given by any Lender more than one hundred twenty (120) days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 2.10, 2.11 or 5.04, as the case may be, for any such amounts incurred or accruing prior to the giving of such notice to the Administrative Borrower.

SECTION 2.14 Bank Accounts and Collections.

(a) The Credit Parties shall establish and maintain cash management services of a type and on terms reasonably satisfactory to the Collateral Agent at one or more banks reasonably satisfactory to Agent (“Cash Management Banks”). Within sixty (60) days of the Closing Date (or such later date as Collateral Agent may reasonably agree in its sole discretion), each Credit Party will enter into a Springing Control Agreement with the applicable Cash Management Bank for each Deposit Account of Credit Parties (other than a Monitored Account or other Excluded Account). Schedule 2.14 sets forth a complete listing of Deposit Accounts for each Credit Party as of the Closing Date, including the identification of the Credit Party ownership, the name and address of the applicable Cash Management Bank, the account number, the purpose or usage of the account, and a designation of the account as a Springing Control Account, Excluded Account, or Monitored Account.

(b) Each Springing Control Agreement shall provide, among other things, that the applicable Cash Management Bank will comply with any instructions originated by Collateral Agent directing the disposition of the funds in the applicable Deposit Account subject to such Springing Control Agreement, without further consent by the applicable Credit Party. With respect to each Springing Control Account, unless a Cash Dominion Event has occurred, the Collateral Agent will not elect to provide instructions to the applicable Cash Management Bank regarding the disposition of funds in such account. Upon a Cash Dominion Event, the Required Lenders will maintain the right, in their sole discretion, to exercise rights provided for in each Springing Control Agreement, including requiring the applicable Cash Management Bank to forward funds in the applicable Deposit Account to the Collateral Agent to be applied in accordance with Section 5.2(j); provided, that, prior to the exercise of such rights, at the sole election of Required Lenders, all amounts received in such Springing Control Account shall be sent on each Business Day by wire transfer or ACH payment to Collateral Agent for application at the end of each Business Day to the payment of the Obligations in accordance with Section 5.02(j).

(c) Collateral Agent shall credit to the payment of the Obligations any funds received by Collateral Agent for which Collateral Agent has received notice that such funds are collected and available to Collateral Agent (i) on the same day of Collateral Agent’s receipt of such notice if such notice is received by Collateral Agent on or before 2 p.m. on a Business Day, and (ii) on the Business Day immediately following Agent’s receipt of such notice if such notice is received by Collateral Agent after 2 p.m. on a Business Day, or if such notice is received by Collateral Agent on a day that is not a Business Day. It is understood and agreed that the transfer and crediting of funds from a Springing Control Account may take up to two Business Days.

(d) Each Credit Party will deposit or cause to be deposited, no later than the first Business Day after the date of receipt thereof, all proceeds in respect of any Collateral, all collections (of a nature susceptible to a deposit in a bank account) and all other amounts received by such Credit Party (including payments made by Account Debtors directly to such Credit Party and remittances on credit card sales) into a Deposit Account that is subject to a Springing Control Agreement (or to a lockbox, to the extent funds collected therefrom are deposited directly into a Deposit Account that is subject Springing Control Agreement).

(e) No Credit Party shall maintain or permit any of its Subsidiaries to maintain cash, Cash Equivalents, or other amounts in any Deposit Account (other than a Monitored Account or other Excluded Account, in the ordinary course of business), unless the Agent shall have received a Springing Control Agreement in respect of each such account.

(f) Each Credit Party shall cause each Person processing or collecting any credit card payments or proceeds of receivables on behalf of the Credit Parties to deliver such payments or proceeds promptly, but not less frequently than each Business Day, into a Deposit Account that is subject to a Springing Control Agreement.

(g) If at any time, any Credit Party receives or otherwise has dominion and control of any proceeds or collections in contravention of this Section 2.14, such proceeds and collections shall (i) be held in trust by such Credit Party for benefit of the Collateral Agent, (ii) not be commingled with any of such Credit Party’s other funds or deposited in any account of such Credit Party, and (iii) be deposited into the Revolving Agent’s Account or dealt with in such other fashion as such Credit Party may be instructed by the Collateral Agent, no later than the Business Day after receipt thereof.

SECTION 2.15 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Agents for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 5.02(j) or Article X or otherwise, and including any amounts made available to any Agent by that Defaulting Lender pursuant to Section 12.09), shall be applied at such time or times as may be determined by the Agents as follows: first, to Revolving Agent to the extent of any Swingline Advances and Extraordinary Advances that were made by Revolving Agent and that were required to be, but were not, paid by the Defaulting Lender, second, to the payment of any other amounts owing by that Defaulting Lender to the applicable Agent hereunder; third, as the Administrative Borrower may request (so long as no Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agents; fourth, if so determined by the Agents and the Administrative Borrower, to be held in a noninterest bearing deposit account and released in order to satisfy such Defaulting Lender’s potential future funding with respect to Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. A Revolving Lender that is a Defaulting Lender shall not be entitled to receive any Unused Line Fees, for any period during which that Revolving Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(b) Defaulting Lender Cure. If the Administrative Borrower and each Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Agents may determine to be necessary to cause the Lenders to hold their respective Pro Rata Share of Loans, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to a Lender that is not a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

SECTION 2.16 Benchmark Replacement Setting.

(a) Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Administrative Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Administrative Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.16(a) will occur prior to the applicable Benchmark Transition Start Date. No Hedge Agreement shall be deemed to be a “Credit Document” for purposes of this Section 2.16.

(b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Administrative Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.16(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.16.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the tenor for any Benchmark settings (including, as applicable, the definition of “Term SOFR”) at or after such time to remove and/or replace such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the tenor for all Benchmark settings (including, as applicable, the definition of “Term SOFR”) at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a Borrowing of or conversion of Term SOFR Loans to be made, converted during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Prime Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an available, the component of the Prime Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Prime Rate.

ARTICLE III

[RESERVED]

ARTICLE IV

Fees and Commitment Terminations and Reductions

SECTION 4.01 Fees.

(a) Each Borrower, jointly and severally, agrees to pay to the Administrative Agent, all the Fees set forth in the Fee Letter~~.~~ and the Amendment No. 1 Fee Letter.

(b) Each Borrower, jointly and severally, agrees to pay to Revolving Agent, for the ratable account of the Revolving Lenders, an unused line fee (the “Unused Line Fee”) in an amount equal to 0.50% times the result of (i) the aggregate amount of the Revolver Commitments, less (ii) the Average Revolver Usage during the immediately preceding month (or portion thereof), which Unused Line Fee shall be due and payable quarterly in arrears, on the first day of each calendar quarter from and after the Closing Date and on the date on which (X) the Obligations are paid in full in cash and (y) the Revolver Commitments are otherwise terminated in accordance with the terms hereof.

SECTION 4.02 Mandatory Termination of Commitments.

(a) The Initial Term Loan Commitment shall terminate at 5:00 p.m. (New York time) on the Closing Date. The Amendment No. 1 Term Loan Commitment shall terminate at 5:00 p.m. (New York time) on the Amendment No. 1 Effective Date.

(b) The Revolving Commitment shall terminate at 2:00 p.m. (New York time) on the Maturity Date.

SECTION 4.03 Reduction of Commitments. The Borrowers may reduce the Revolver Commitments, subject to payment of the Prepayment Premium, if applicable, in accordance with Section 4.04, to an amount (which may be zero) not less than the sum of (A) the Revolver Usage as of such date, plus (B) the principal amount of all Revolving Loans not yet made as to which a request has been given by a Borrower under Section 2.02(a). Each such reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof (unless the Revolver Commitments are being reduced to zero and the amount of the Revolver Commitments in effect immediately prior to such reduction are less than $5,000,000), shall be made by providing not less than ten (10) Business Days prior written notice to ~~Revolver~~Revolving Agent, and shall be irrevocable. Once reduced, the Revolver Commitments may not be increased. Each such reduction of the Revolver Commitments shall reduce the Revolver Commitments of each Revolving Lender proportionately in accordance with its ratable share thereof.

SECTION 4.04 Prepayment Premium.

(a) Upon (i) each mandatory prepayment of Term Loans made pursuant to Section 5.02(a), (b), (d), or (e), (ii) any voluntary prepayment of Term Loans pursuant to Section 5.01, (iii) any voluntary reduction or termination in Revolving Commitments and/or (iv) any payment of the Loans and/or reduction or termination of commitments resulting from any enforcement of remedies pursuant to Section 10.02, including pursuant to acceleration thereunder (each, a “Prepayment Premium Event”), each Borrower, jointly and severally, shall pay to the Administrative Agent, for the ratable account of the Lenders according to their Pro Rata Share thereof, the Prepayment Premium applicable to the Term Loans so prepaid (or Revolving Commitments so reduced or terminated). Notwithstanding the foregoing, the Prepayment Premium shall not be required to be paid with respect to (x) Revolver Commitment reductions of up to $10,000,000 in the aggregate during the term of this Agreement and (y) optional and mandatory prepayments of the Term Loans in an aggregate principal amount during the term of this Agreement that is less than the lesser of (x) $58,300,000 and (y) the Available Amount calculated as of the date of any such prepayment, with details of such calculation delivered to the Administrative Agent as certified by an Authorized Officer of the Administrative Borrower.

(b) Any Prepayment Premium payable in accordance with this Section 4.04 shall be presumed to be equal to the liquidated damages sustained by Lenders as the result of the occurrence of the Prepayment Premium Event and the Credit Parties agree that it is reasonable under the circumstances currently existing. THE CREDIT PARTIES EXPRESSLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY ACCELERATION.

(c) The Credit Parties expressly agree that: (i) the Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (ii) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between the Lenders and the Credit Parties giving specific consideration in this transaction for such agreement to pay the Prepayment Premium; (iv) the Credit Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (v) their agreement to pay the Prepayment Premium is a material inducement to the Lenders to provide the Commitments and make the Term Loans, and (vi) the Prepayment Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Agents and Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Agents and Lenders or profits lost by the Agents and Lenders as a result of such Prepayment Premium Event.

ARTICLE V

Payments

SECTION 5.01 Voluntary Prepayments.

(a) Subject to the terms and conditions set forth in this Section 5.01 and Section 4.03 and 4.04, the Borrowers shall have the right to prepay the Term Loans, in whole or in part, from time to time subject to payment of the Prepayment Premium. The Borrowers shall have the right to repay the Revolving Loans, in whole or in part, from time to time, without premium or penalty. Notwithstanding anything to the contrary herein, during the occurrence and continuance of a Waterfall Trigger Event, the Borrowers shall not make any voluntary prepayment of Term Loans without the consent of the Revolving Agent.

(b) When making a voluntary partial prepayment, the Administrative Borrower shall give the Administrative Agent written notice of (i) its intent to make such prepayment, (ii) the amount of such prepayment and (iii) in the case of Term SOFR Loans, the specific Borrowing(s) pursuant to which such prepayment will be made, no later than (A) in the case of Term SOFR Loans, 1:00 p.m. (New York time) three (3) Business Days prior to, and (B) in the case of ABR Loans, 1:00 p.m. (New York time) ) one (1) Business Day prior to the date of such prepayment, and such prepayment shall promptly be transmitted by the Administrative Agent to each of the relevant Lenders, as the case may be.

(c) Each voluntary partial prepayment of any Loans shall be in a multiple of $500,000 and in aggregate principal amount of at least $100,000; provided, that no partial prepayment of Term SOFR Loans outstanding under a single Borrowing shall reduce the outstanding Term SOFR Loans outstanding under such Borrowing to an amount less than $500,000.

(d) With respect to each prepayment of Term Loans pursuant to this Section 5.01, the Borrowers may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made. In the absence of a designation by the Borrowers as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11. Each such prepayment shall be accompanied by all accrued interest on the Loans so prepaid, through the date of such prepayment.

(e) Each prepayment in respect of any Term Loans pursuant to this Section 5.01 shall be applied ratably to Term Loans.

SECTION 5.02 Mandatory Prepayments. Upon three (3) Business Days prior written notice from Borrower to Administrative Agent and ~~Revolver~~Revolving Agent,

(a) Within five (5) Business Days of the receipt by any Credit Party of any Net Proceeds from any Disposition (other than a Disposition permitted under Section 9.04 (other than Section 9.04(s) or (t))), the Borrowers, jointly and severally, shall prepay the Loans in an amount equal to one hundred percent (100%) of the Net Proceeds from such Disposition in excess of $5,000,000 in any Fiscal Year (when combined with Net Proceeds from other Dispositions and Casualty Events received in such Fiscal Year), to be applied as set forth in Section 5.02(g); provided, that, the Administrative Borrower may, at its option by notice in writing to the Administrative Agent, which such notice shall be received within thirty (30) days of the receipt of the Net Proceeds from such Disposition, within one hundred eighty (180) days after such event (or, if such Credit Party shall have entered into a binding commitment for the use of such Net Proceeds within such one hundred eighty (180) days, three hundred sixty (360) days after such event), instead reinvest such Net Proceeds in assets to be used in the business of the Borrowers so long as no Event of Default shall have occurred and be continuing at such time, in each case as certified by the Administrative Borrower in writing to the Administrative Agent. Nothing in this Section 5.02(a) shall be construed to permit or waive any Default or Event of Default arising from any Disposition not permitted under the terms of this Agreement.

(b) Within five (5) Business Days of the receipt by any Credit Party of any Net Proceeds from any Casualty Event, the Borrowers, jointly and severally, shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Proceeds in excess of $5,000,000 in any Fiscal Year (when combined with Net Proceeds from other Dispositions and Casualty Events received in such Fiscal Year), to be applied as set forth in Section 5.02(g); provided, that so long as no Event of Default shall have occurred and be continuing, the Administrative Borrower may, at its option by notice in writing to the Administrative Agent, which such notice shall be received within thirty (30) days of the receipt of the Net Proceeds from such Casualty Event, apply such Net Proceeds to the rebuilding or replacement of such damaged, destroyed or condemned assets or property, or otherwise reinvest such Net Proceeds in assets to be used in the business, so long as such Net Proceeds are in fact used to rebuild or replace the damaged, destroyed or condemned assets or property, or otherwise so reinvested, within one hundred eighty (180) days following the receipt of such Net Proceeds (or, if such Credit Party shall have entered into a binding commitment for the use of such Net Proceeds within such one hundred eighty (180) days, three hundred sixty (360) days after such event), with the amount of Net Proceeds unused after such period to be applied as set forth in Section 5.02(g).

(c) If, at any time, the Revolver Usage on such date exceeds the lesser of (i) Revolver Commitment and (ii) the Borrowing Base, then the Borrowers, jointly and severally, shall immediately prepay the Revolving Loans in an aggregate amount equal to the amount of such applicable excess.

(d) Concurrently with the incurrence of any Indebtedness by any Credit Party (other than Indebtedness permitted under Section 9.01), the Borrowers, jointly and severally, shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Proceeds, to be applied as set forth in Section 5.02(g). Nothing in this Section 5.02(d) shall be construed to permit or waive any Default or Event of Default arising from any incurrence of Indebtedness not permitted under the terms of this Agreement.

(e) Substantially concurrently with any Change of Control, the Borrowers, jointly and severally, shall prepay the Loans in full, to be applied as set forth in Section 5.02(g).

(f) Immediately upon any acceleration of any Loans and/or termination of commitments pursuant to Section 10.02, the Borrowers, jointly and severally, shall repay all the Loans and other Obligations, unless only a portion of Loans and other Obligations is so accelerated (in which case the portion so accelerated shall be so repaid).

(g) Subject to Section 5.02(j), (A) amounts to be applied in connection with prepayments of the Loans pursuant to Sections 5.02(a), (b), (d) and (e) shall be applied, first, to the prepayment of the Term Loans as set forth in Section 5.02(i) until such Term Loans are repaid in full and, second, to the outstanding principal amount of Protective Advances and Swingline Advances until paid in full, third, to the outstanding principal amount of the Revolving Loans until paid in full, and, fourth, to the prepayment of any other outstanding Obligations; provided that, during the occurrence and continuance of a Waterfall Trigger Event, such amounts shall be applied first, to the outstanding principal amount of Extraordinary Advances and Swingline Advances until paid in full and second, to the outstanding principal amount of the Revolving Loans until paid in full, third, to the prepayment of the Term Loans as set forth in Section 5.02(i) until such Term Loans are repaid in full and, fourth, to the prepayment of any other outstanding Obligation, (B) amounts to be applied in connection with prepayments of the Loans pursuant to Section 5.02(c) shall be applied, first, to the outstanding principal amount of Extraordinary Advances and Swingline Advances until paid in full and second, to the outstanding principal amount of the Revolving Loans until paid in full and (C) amounts to be applied in connection with repayments of the Loans pursuant to Section 5.02(f) shall be applied in accordance with Section 5.02(j).

(h) Each prepayment of the Loans under Section 5.02 shall be accompanied by accrued interest to the date of such prepayment on the principal amount prepaid and the Prepayment Premium, as applicable.

(i) Application to Loans.

(i) With respect to each prepayment of Term Loans elected by the Borrowers pursuant to Section 5.01 or required by (d), the Borrowers may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made. In the absence of a designation by the Borrowers as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11. Subject to clause (g), each prepayment in respect of any Term Loans pursuant to this Section 5.02 shall be applied ratably to the outstanding Term Loans.

(ii) With respect to each prepayment of Revolving Loans elected by the Borrowers pursuant to Section 5.01 or required by (d), the Borrowers may designate (i) the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made and (ii) the Revolving Loans to be prepaid; provided, that, subject to Section 2.15, each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrowers as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(j) Application of Collateral Proceeds and Payments. Notwithstanding anything to the contrary in Section 5.01, Section 5.02 or any other provision of any Credit Document, (x) all payments (including, without limitation, prepayments) in respect of the Obligations after acceleration or a Waterfall Trigger Event and (y) all proceeds of Collateral and other payments received by any Agent pursuant to the exercise of remedies against the Collateral shall be applied as follows:

(i) first, ratably to pay any fees then due to the Agents under the Credit Documents and any costs or expense reimbursements of the Agents and any indemnities then due to the Agents under the Credit Documents, until paid in full,

(ii) second, ratably, to pay any fees, premiums (including any Prepayment Premiums), indemnities or expense reimbursements then due to any Revolving Lenders, until paid in full,

(iii) third, ratably, to pay interest due and payable in respect of any Swingline Advances and any Extraordinary Advances, until paid in full,

(iv) fourth, ratably, to pay principal on any Swingline Advances and any Extraordinary Advances, until paid in full,

(v) fifth, ratably, to pay interest due and payable in respect of any Revolving Loans, until paid in full,

(vi) sixth, to the ratable payment of all principal on the Revolving Loans until paid in full,

(vii) seventh, to the ratable payment of all other Revolving Credit Obligations then due and payable until paid in full

(viii) eighth, to pay any fees, premiums (including any Prepayment Premiums), indemnities or expense reimbursements then due of the Term Lenders until paid in full,

(ix) ninth, ratably to pay interest due in respect of the outstanding Term Loans until paid in full,

(x) tenth, ratably to pay the outstanding principal balance of the Term Loans until paid in full,

(xi) eleventh, to the pay any other Obligations due to any Agent or any Lender until paid in full,

(xii) seventh, to Borrowers or such other Person entitled thereto under Applicable Law.

(k) Notwithstanding the foregoing, each Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of any class of Term Loans required to be made pursuant to clauses (a), (b), (c) or (d) of this Section 5.02 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 1:00 p.m. one (1) Business Day prior to the scheduled date of such prepayment (subject to extension by Administrative Agent in its sole discretion). Each Rejection Notice from a Lender shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of such Term Loans. Any Declined Proceeds may be retained by the Borrowers.

SECTION 5.03 Payment of Obligations; Method and Place of Payment.

(a) The obligations of the Borrowers hereunder and under each other Credit Document are not subject to counterclaim, set-off, rights of rescission or any other defense. Subject to Section 5.02, and except as otherwise specifically provided herein, all payments under this Agreement shall be made by the Borrowers, without set-off, rights of rescission, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Secured Parties entitled thereto, or, with respect to payments in connection with the Revolving Loans, to the ~~Revolver~~Revolving Agent for the ratable account of the Revolving Lenders, as the case may be, not later than 2:00 p.m. (New York time) on the date when due and shall be made in immediately available funds in Dollars to the applicable Agent at the location and/or in the account specified by such Agent to the Administrative Borrower in writing for such purpose. The applicable Agent will thereafter cause to be distributed on the same day (if payment was actually received by such Agent prior to 2:00 p.m. (New York time), on such day) like funds relating to the payment of principal or interest or Fees ratably to the Secured Parties entitled thereto.

(b) For purposes of computing interest or fees, any payments under this Agreement that are made later than 2:00 p.m. (New York time), shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall continue to accrue during such extension at the applicable rate in effect immediately prior to such extension.

SECTION 5.04 Net Payments.

(a) Subject to the following sentence, all payments made by or on behalf of any Borrower under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any current or future Taxes (including Other Taxes) other than Excluded Taxes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable under this Agreement, the Borrowers shall increase the amounts payable to the Administrative Agent or such Lender to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes, including any such Non-Excluded Taxes payable in respect of additional amounts paid pursuant to this Section 5.04(a)) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrowers, as promptly as possible thereafter, the Borrowers shall send to the Administrative Agent for its own account or for the account of such Secured Party, as the case may be, a certified copy of an original official receipt (or other evidence acceptable to such Lender, acting reasonably) received by the Borrowers showing payment thereof. If any Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and the Lenders for any incremental Taxes, interest, costs or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. In addition, the Borrowers, jointly and severally, shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law. The agreements in this Section 5.04(a) shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(b) Each Lender that is not organized under the laws of the United States of America or any state thereof (a “Non-U.S. Lender”) shall:

(i) deliver to the Administrative Borrower and the Administrative Agent (2) two copies of either (A) in the case of Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” United States Internal Revenue Service Form W-8BEN or W-8BEN-E (together with a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section

871(h)(3)(B) of the Code) of any Borrower and is not a controlled foreign corporation related to such Borrower (within the meaning of Section 864(d)(4) of the Code)), (B) Internal Revenue Service Form W-8BEN, W-8BEN-E or Form W-8ECI, or (C) to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-9, the certificate described in (A) above, if applicable, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender will provide the documents set forth in (A) above on behalf of each such direct and indirect partner, in each case, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. federal withholding tax on payments by the Borrowers under this Agreement;

(ii) deliver to the Administrative Borrower and the Administrative Agent two (2) further copies of any such form or certification (or any applicable successor form) promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender; and

(iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Administrative Borrower or the Administrative Agent, unless in any such case any change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required that renders any such form inapplicable or would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Administrative Agent, in which case such Lender shall not be required to provide any form under subparagraphs (i) or (ii) above. Each Person that shall become a Participant pursuant to Section 12.06 or a Lender pursuant to Section 12.06 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 5.04(b) or Section 5.04(c), as applicable; provided, that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased. Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

(c) Each Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Administrative Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law or reasonably requested by the Administrative Borrower, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate; provided, that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(d) The Borrowers shall indemnify the Administrative Agent and each Lender within ten (10) days after written demand therefor, for the full amount of any Non-Excluded Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder (including Non-Excluded Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest, additions to tax and reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(e) If a payment made to a Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(f) If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of a Tax for which an additional payment has been made by the Borrowers pursuant to this Section 5.04 or Section 12.05 of this Agreement, then such Lender or the Administrative Agent, as the case may be, shall reimburse the Borrowers for such amount (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 5.04 and Section 12.05 with respect to the Tax giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed on the receipt of such refund) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrowers, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrowers or any other Person.

(g) Any Lender claiming any additional amounts payable pursuant to this Section 5.04 shall use its reasonable efforts (consistent with its internal policies and requirements under Applicable Laws) to change the jurisdiction of its lending office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the reasonable determination of such Lender, be otherwise disadvantageous to such Lender.

(h) Each party’s obligations under this Section 5.04 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Loans and Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document.

SECTION 5.05 Computations of Interest and Fees. All interest and fees shall be computed on the basis of the actual number of days (including the first day and the last day) occurring during the period for which such interest or fee is payable over a year comprised of (a) three hundred and sixty five (365) (or three hundred and sixty six (366) as appropriate) days in the case of ABR Loans and (b) three hundred and sixty (360) days in all other cases. Payments due on a day that is not a Business Day shall (except as otherwise required by Section 2.09(c)) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

ARTICLE VI

Conditions Precedent

SECTION 6.01 Conditions Precedent to Initial Credit Extension. The making of the initial Credit Extension is subject to the satisfaction (or waiver) of the following conditions precedent on or before the Closing Date:

(a) Credit Documents. The Administrative Agent shall have received the following documents, duly executed by an Authorized Officer of each Credit Party and each other relevant party:

(i) this Agreement;

(ii) the Fee Letter, as acknowledged by each Credit Party;

(iii) a completed Borrowing Base Certificate dated as of July 29, 2022 (provided that, this clause (a)(iii) shall be a condition precedent only to the Credit Extension of the Closing Date Revolving Loans);

(iv) the Intercompany Subordination Agreement;

(v) the Guarantee Agreement;

(vi) the Security Agreement;

(vii) each Note requested by any Lender;

(viii) the Perfection Certificate;

(ix) the Notice of Borrowing, reasonably satisfactory to the Administrative Agent for the Initial Term Loans and reasonably satisfactory to Revolving Agent for the Closing Date Revolver Draw;

(x) the Letter of Direction and flow of funds, reasonably satisfactory to the Agents; and

(xi) Trademark Security Agreement.

(b) Collateral.

(i) To the extent required under the Security Documents, all Capital Stock of each Subsidiary (other than Excluded Subsidiaries) of each Credit Party shall have been pledged to the Administrative Agent.

(ii) [reserved].

(iii) The Administrative Agent shall have received the results of a search of the UCC filings (or equivalent filings), in addition to tax Lien, judgment Lien, bankruptcy and litigation searches made with respect to each Credit Party, together with copies of the financing statements and other filings (or similar documents) disclosed by such searches, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement and other filings (or similar document) are Permitted Liens or have been released or will be released substantially simultaneously with the initial Credit Extensions hereunder.

(iv) The Collateral Agent shall have received, in form and substance satisfactory to the Collateral Agent, the appropriate UCC (or equivalent) financing statements for filing in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable, to perfect the Collateral Agent’s Liens in and to the Collateral.

Notwithstanding anything to the contrary herein, to the extent a perfected security interest in any Collateral (the security interest in respect of which cannot be perfected by means of the filing of a UCC financing statement, the making of a federal intellectual property filing or delivery of possession of capital stock or other certificated security of any applicable Credit Party) is not able to be provided on the Closing Date after the Borrowers’ use of commercially reasonable efforts to do so, the perfection of such security interest in such Collateral will not constitute a condition precedent to the availability of the Initial Term Loans and Closing Date Revolving Loans on the Closing Date, but a security interest in such Collateral will be required to be perfected after the Closing Date pursuant to arrangements to be mutually agreed between the Borrowers and the Collateral Agent.

(c) Legal Opinions. The Agents shall have received executed legal opinions of (i) King & Spalding LLP, counsel to the Borrowers and the other Credit Parties, which opinion shall be addressed to the Agents and the Lenders and shall be in form and substance reasonably satisfactory to the Agents.

(d) [Reserved].

(e) [Reserved].

(f) Officer’s Certificates. The Administrative Agent shall have received a certificate for each Credit Party, dated the Closing Date, duly executed and delivered by such Credit Party’s general counsel, secretary, other duly authorized officer, sole shareholder, managing member or general partner, as applicable, as to:

(i) resolutions of each such Person’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) or shareholder(s) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents and the other Transaction Documents applicable to such Person and the execution, delivery and performance of each Credit Document and each other Transaction Document, in each case, to be executed by such Person;

(ii) the incumbency and signatures of its certain of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person;

(iii) each such Person’s Organization Documents, as amended, modified or supplemented as of Closing Date, with the certificate or articles of incorporation or formation certified by the appropriate officer or official body of the jurisdiction of organization of such Person;

(iv) certificates of good standing with respect to each Credit Party from its relevant jurisdiction of incorporation or formation, each dated within a recent date prior to the Closing Date, such certificates to be issued by the appropriate officer or official body of the jurisdiction of organization of such Credit Party, which certificate shall indicate that such Credit Party is in good standing in such jurisdiction.

(g) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate of the chief financial officer of the Administrative Borrower, on behalf of the Credit Parties, confirming the Solvency of the Credit Parties and their Subsidiaries after giving effect to the Transactions.

(h) Financial Information. The Agents shall have received (or in the case of clause (i) below, made available to the Administrative Agent through the materials filed with the SEC) the following documents and reports (each in form and substance reasonably satisfactory to the Agents):

(i) the Historical Financial Statements; and

(ii) a pro forma consolidated balance sheet of Parent, dated as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to be filed with the SEC, prepared after giving effect to the Transactions as if the Transactions have occurred as of such date, which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting.

(i) Insurance. The Agents shall have received a certificate of insurance, in each case, as to the insurance required by Section 8.03, in form and substance reasonably satisfactory to the Agents.

(j) Payment of Outstanding Indebtedness. (A) On the Closing Date, the Credit Parties and each of their respective Subsidiaries shall have no outstanding Indebtedness for borrowed money other than the Loans hereunder and the Indebtedness (if any) listed on Schedule 7.24, and the Administrative Agent shall have received copies of all documentation and instruments evidencing the discharge of all such Indebtedness paid off in connection with the Transactions on the Closing Date, and (B) all Liens (other than Permitted Liens) securing payment of any such Indebtedness shall have been released and the Administrative Agent shall have received pay-off letters and all form UCC-3 termination statements and other instruments as may be reasonably requested by Administrative Agent in connection therewith. The terms, maturity and subordination of any indebtedness listed on Schedule 7.24 shall be satisfactory to the Agents.

(k) Material Adverse Effect. Since June 24, 2022, there has not occurred any facts, events, changes, developments or effects which, individually or in the aggregate has constituted or would reasonably be expected to constitute a Material Adverse Effect (as defined in the TPG Acquisition Agreement).

(l) Fees and Expenses. Each of the Administrative Agent and each Lender shall have received, for its own respective account, (i) all fees and expenses due and payable to such Person under the Fee Letter and (ii) the reasonable fees, costs and expenses due and payable to such Person pursuant Sections 4.01 and 12.05 (including the reasonable and documented fees, disbursements and other charges of counsel) for which invoices have been presented at least two (2) Business Days prior to the Closing Date.

(m) Patriot Act Compliance. The Administrative Agent shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information required by banking regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, rules and regulations, and any required Patriot Act compliance, the results of which are satisfactory to each Agent in its sole discretion, in each case, to the extent such information is requested at least five (5) Business Days prior to the Closing Date.

(n) Specified Representations and Acquisition Agreement Representations. The Acquisition Agreement Representations and the Specified Representations shall be true and correct in all material respects, in each case, with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(o) TPG Acquisition. The TPG Acquisition shall have been consummated or shall be consummated substantially concurrently with the initial Credit Extension hereunder in all material respects in accordance with the terms of the TPG Acquisition Agreement.

SECTION 6.03 Conditions Precedent to all Credit Extensions after the Closing Date.

(a) No Default; Representations and Warranties. The agreement of each Lender to make any Loan requested to be made by it on any date after the Closing Date is subject to the satisfaction of the condition precedent that at the time of each such Credit Extension and also after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing, (ii) all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects, in each case, with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates, and (iii) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, such Credit Extension shall have been issued and remain in force by any Governmental Authority against any Borrower, the Administrative Agent, any Lender. The acceptance of the benefits of each Credit Extension shall constitute a representation and warranty by each Credit Party to each of the Lenders that all the applicable conditions specified above are satisfied as of that time.

(b) Notice of Borrowing. Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing (in writing) meeting the requirements of Section 2.02(a) or Section 2.03, as applicable.

(c) Borrowing Base Certificate. Prior to the making of each Revolving Loan, the Revolving Agent shall have received a Borrowing Base Certificate no later than 11:00 a.m. on the date of such request.

ARTICLE VII

Representations, Warranties and Agreements

In order to induce the Lenders to enter into this Agreement, make the Loans as provided for herein, the Credit Parties make the following representations and warranties as of the Closing Date and as of the date of making of each Loan thereafter, all of which shall survive the execution and delivery of this Agreement:

SECTION 7.01 Corporate Status. Each Credit Party and each of their Subsidiaries (a) is a duly organized or formed and validly existing corporation, limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except where the failure to be so qualified, authorized or in good standing could not reasonably be expected to result in a Material Adverse Effect.

SECTION 7.02 Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered the Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

SECTION 7.03 No Violation. None of (a) the execution, delivery and performance by any Credit Party of the Credit Documents to which it is a party and compliance with the terms and provisions thereof, (b) the consummation of the Transactions, or (c) the consummation of the other transactions contemplated hereby or thereby on the relevant dates therefor will (i) contravene in any material respect any applicable provision of any material Applicable Law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Permitted Liens and Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust or (B) any other Material Contracts, in the case, of either clause (A) and (B) to which any Credit Party is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents any Credit Party, except with respect to any conflict, breach or contravention or default (but not the creation of Liens other than Permitted Liens) referred to in clauses (ii)(A) or (ii)(B), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

SECTION 7.04 Litigation, Labor Controversies, etc. There is no litigation, action, proceeding or labor controversy (including, without limitation, strikes, lockouts or slowdowns) against the Credit Parties or any of their respective Subsidiaries that is pending or, to the knowledge of any Credit Party, threatened in writing except as disclosed in Schedule 7.04 and other matters that could not reasonably be expected to (x) have a Material Adverse Effect, or (y) result in monetary judgments or relief, individually or in the aggregate, in excess of $15,000,000 or (b) which purports to affect the legality, validity or enforceability of any Credit Document, any Transaction Document or the Transactions.

SECTION 7.05 Use of Proceeds; Regulations U and X. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 8.10. No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with Regulation U or Regulation X. No Credit Party and no Subsidiary of any Credit Party owns any margin stock.

SECTION 7.06 Approvals, Consents, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements and other equivalent filings for foreign jurisdictions and (c) to the extent the Capital Stock of any Licensed Insurance Entity is subject to any Applicable Laws affecting any future rights or remedies of a Secured Party with respect to such Capital Stock) is required for the consummation of the Transactions or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the other Credit Documents, in each case by any of the parties thereto. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of any Credit Extension or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under the Credit Documents.

SECTION 7.07 Investment Company Act. No Credit Party is required to be registered, or will be required to be registered after giving effect to the Transactions and the transactions contemplated under the Credit Documents, as an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940.

SECTION 7.08 Full Disclosure.

(a) In connection with the execution of this Agreement and the Transactions, Credit Parties have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which any Credit Party or any of its Subsidiaries is subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to have Material Adverse Effect. None of the factual written information and data (taken as a whole) at any time furnished by any Credit Party, any of their respective Subsidiaries or any of their respective authorized representatives in writing to the Administrative Agent or any Lender (including all information contained in the representations and warranties, reports, exhibits or otherwise in the Credit Documents but excluding the Budget, any pro forma financial information or projections, which are subject to the requirements of clause (b) below) for purposes of or in connection with this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make such information and data (taken as a whole) not materially misleading, in each case, at the time such information was provided in light of the circumstances under which such information or data was furnished.

(b) The Budget, pro forma financial information, Liquidity calculations and projections provided pursuant to this Agreement were prepared in good faith based upon assumptions believed by the Credit Parties to be reasonable at the time made in light of then current market conditions, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts, are subject to uncertainties and contingencies, and that actual results during the period or periods covered by any such projections are not guaranties of financial performance and may differ from the projected results and such differences may be material.

SECTION 7.09 Financial Condition; No Material Adverse Effect.

(a) The Historical Financial Statements present fairly in all material respects the financial position and results of operations of the Credit Parties at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year end audit adjustments and to the absence of footnotes. The Historical Financial Statements and all of the balance sheets, all statements of income and of cash flow and all other financial information furnished pursuant to Section 8.01 have been and will for all periods following the Closing Date be prepared in accordance with GAAP consistently applied. All of the financial information furnished pursuant to Section 8.01 presents fairly in all material respects the financial position and results of operations of the Credit Parties at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year end audit adjustments and to the absence of footnotes.

(b) To the knowledge of any Credit Party, there are no material liabilities of any Credit Party of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in any such liabilities, other than those liabilities provided for or disclosed in the most recently delivered financial statements pursuant to Section 8.01 or otherwise disclosed hereunder.

(c) Since December 31, 2021, there has been no circumstance, event or occurrence, and no fact is known to the Credit Parties that has resulted in or could reasonably be expected to result in a Material Adverse Effect.

SECTION 7.10 Tax Returns and Payments. Each Credit Party has filed all applicable federal and state income Tax returns and all other material Tax returns, domestic and foreign, required to be filed by them and has paid all material Taxes and assessments payable by them that have become due, other than those not yet delinquent or being diligently contested in good faith by appropriate proceedings and by proper proceedings which stay the enforcement of any Lien as to which such Credit Party has maintained adequate reserves in accordance with GAAP.

SECTION 7.11 Compliance with ERISA. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) each Pension Plan is in compliance with ERISA, the Code and any Applicable Law; (b) no ERISA Event has occurred (or is reasonably likely to occur); (c) each Pension Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service, and nothing has occurred subsequent to the issuance of such determination letter which would reasonably be expected to prevent, or cause the loss of, such qualification; (d) no failure by any Credit Party or any ERISA Affiliate to make any required contribution to a Multiemployer Plan when due has occurred; (e) none of the Credit Parties or any ERISA Affiliate has incurred (or is reasonably expected to incur) any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code; and (f) no Lien imposed under the Code or ERISA on the assets of any of the Credit Parties or any ERISA

Affiliate exists (or is reasonably likely to exist). Except as could not reasonably be expected to have a Material Adverse Effect, no employee welfare benefit plan within the meaning of § 3(1) or § 3(2)(B) of ERISA of any Credit Party provides benefit coverage subsequent to termination of employment except as required by Title I, Subtitle B, Part 6 of ERISA or applicable state insurance laws. With respect to any Foreign Plan, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) all employer and employee contributions required by applicable law or by the terms of such Foreign Plan have been made or, if applicable, accrued in accordance with normal accounting practices; (b) the accrued benefit obligations of each Foreign Plan (based on those assumptions used to fund such Foreign Plan) with respect to all current and former participants do not exceed the assets of such Foreign Plan; (c) each Foreign Plan that is required to be registered has been registered and has been maintained in good standing and applicable regulatory authorities; and (d) each Foreign Plan is in compliance in all material respects with applicable law and regulations and with the terms of such Foreign Plan.

SECTION 7.12 Capitalization and Subsidiaries. Except as set forth on Schedule 7.12 as of the Closing Date, no Credit Party and no Subsidiary of any Credit Party (a) has any Subsidiaries or (b) is engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Capital Stock of each of the Credit Parties and their Subsidiaries is validly issued, fully paid and nonassessable, free and clear of all Liens, except those created under the Credit Documents. All such securities were issued in compliance with all Applicable Laws concerning the issuance of securities. Except as set forth in Schedule 7.12, on the Closing Date there are no pre-emptive or other outstanding rights to purchase, options, warrants or similar rights or agreements (other than stock options granted to employees) pursuant to which any Credit Party may be required to issue, sell, repurchase or redeem any of its Capital Stock or any Capital Stock of its Subsidiaries.

SECTION 7.13 Intellectual Property. Each Credit Party and each of its Subsidiaries owns, or possesses the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses. To the knowledge of each Credit Party, the use of such material intellectual property does not infringe upon any intellectual property rights held by any other Person, except as could not reasonably be expected to have a Material Adverse Effect. Except as specifically set forth on Schedule 7.04 and as could not reasonably be expected to have a Material Adverse Effect, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of such Credit Party threatened in writing.

SECTION 7.14 Environmental.

(a) Except as would not reasonably be expected to result in a Material Adverse Effect: (i) the Credit Parties and each of their respective Subsidiaries are in compliance with all material Environmental Laws in all jurisdictions in which the Credit Parties or such Subsidiary, as the case may be, are currently doing business (including obtaining, maintaining in full force and effect, and complying with all Permits required under Environmental Laws to operate the business of the Credit Parties and their respective Subsidiaries as currently conducted); (ii) none of the Credit Parties or any of their respective Subsidiaries is subject to any material Environmental Claim or any other material liability under any Environmental Law that is pending or, to the knowledge of such Credit Party, threatened in writing; (iii) to the knowledge of the Credit Parties, there are no conditions relating to the formerly owned Real Property that could reasonably be expected to give rise to any material Environmental Claim against any of the Credit Parties or any of their Subsidiaries and (iv) no Lien in favor of any Governmental Authority securing, in whole or in part, material Environmental Claims has attached to any Real Property of any of the Credit Parties or any of their Subsidiaries.

(b) None of the Credit Parties or any of their respective Subsidiaries has treated, stored, transported, Released or disposed of Hazardous Materials at, from, on or under any currently or formerly owned Real Property, facility relating to its business, or, to the knowledge of any Credit Party, any other location, in each case, in a manner that could reasonably be expected to give rise to an Environmental Claim that could result in a Material Adverse Effect.

(c) Each Credit Party has made available to the Administrative Agent copies of all existing material environmental assessment reports, assessments, reviews, audits, correspondence and other documents and data that have a material bearing on actual or potential Environmental Claims or compliance with Environmental Laws, in each case to the extent such reports, assessments, reviews, audits and documents and data are in their possession or reasonable control.

(d) This Section 7.14 contains the sole and exclusive representations and warranties of the Credit Parties with respect to matters arising under or relating to Environmental Laws, Environmental Claims, Hazardous Materials, Releases, or any other environmental, health or safety matters.

SECTION 7.15 Ownership of Properties. Set forth on Schedule 7.15 is a list of all of the Real Property owned or leased by any of the Credit Parties or their respective Subsidiaries as of the Closing Date, indicating, in each case, whether the respective property is owned or leased, the identity of the owner or lessor and the location of the respective property. Each Credit Party owns (a) in the case of owned Real Property, good, indefeasible and marketable fee simple title to such Real Property, (b) in the case of owned personal property, good and valid title to such personal property and (c) in the case of leased Real Property or personal property, valid, subsisting, marketable, insurable and enforceable (except as may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws applicable to creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity) leasehold interests (as the case may be) in such leased property, in each case, free and clear in each case of all Liens, except for Permitted Liens.

SECTION 7.16 No Default. None of the Credit Parties or any of their respective Subsidiaries is in default under or with respect to, or a party to, any Material Contract (copies of which have been received by the Administrative Agent) (other than any such Material Contract in respect of Indebtedness) that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Upon the effectiveness of this Agreement and the other Credit Documents, none of the Credit Parties or any of their respective Subsidiaries is in default under or with respect to any Material Contract in respect of Indebtedness the breach of which could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continue or would result from the consummation of the transactions contemplated by this Agreement or any other Credit Document.

SECTION 7.17 Solvency. On the Closing Date after giving effect to the Transactions, Parent and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 7.18 Licensed Insurance Entities. Except as set forth on Schedule 7.18 or as otherwise permitted under this Agreement, no Licensed Insurance Entity is (i) party to any credit agreement, loan agreement, indenture, guarantee, letter of credit, note, bond or other arrangement providing for or otherwise relating to any Indebtedness owed to any third party for borrowed money or any extension of credit (or commitment for any extension of credit), or (ii) subject to any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of any such Licensed Insurance Entities (including its Capital Stock). Notwithstanding anything in this Agreement to the contrary, the existence of restrictions or requirements under Applicable Laws with respect to Licensed Insurance Entities shall not be deemed to constitute a Lien or contravene any provision hereof, including this Section 7.18.

SECTION 7.19 Compliance with Laws; Authorizations. Each Credit Party and each of its Subsidiaries (a) has complied and is complying with all Applicable Laws, (b) is in possession of and has all requisite Permits, governmental licenses, authorizations, consents and approvals required under Applicable Laws and (c) to the extent due and owing has fully paid all applicable user fees, to operate its business and relating to the Credit Party’s Products as currently conducted except, in each case, to the extent that failure to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 7.20 Contractual or Other Restrictions. Other than the Credit Documents and to the extent permitted by Section 9.10, no Credit Party or any of its Subsidiaries, other than the Licensed Insurance Entities, is a party to any agreement or arrangement or subject to any Applicable Law that limits its ability to pay dividends to, or otherwise make Investments in or other payments to any Credit Party, that limits its ability to grant Liens in favor of the Administrative Agent or that otherwise limits its ability to perform the terms of the Credit Documents.

SECTION 7.21 Transaction Documents. All representations and warranties of (a) the Credit Parties (other than the TPG Entities) set forth in the Transaction Documents and (b) to the best knowledge of the Credit Parties, of each other Person, including, but not limited to, the TPG Parties (other than Lenders) party to the Transaction Documents, were true and correct in all material respects as of the time as of which such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date (unless such representation or warranty is given as of a specific date). No default or event of default has occurred and is continuing under any Credit Document. Each Credit Document is in full force and effect, enforceable against each of the Credit Parties thereto (except as may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws applicable to creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity), the TPG Acquisition Agreement has not been amended or modified except as disclosed to the Administrative Agent on or prior to the Closing Date or otherwise in accordance with Section 9.07, and no waiver or consent has been granted under such document, except in accordance with Section 9.07.

SECTION 7.22 Collective Bargaining Agreements. Set forth on Schedule 7.22 is a list (including dates of expiration) of all collective bargaining or similar agreements between any Credit Party or any of its Subsidiaries and any labor union, labor organization or other bargaining agent, in respect of the employees of any Credit Party or any of its Subsidiaries as of the date hereof.

SECTION 7.23 Insurance. The properties of each Credit Party are insured with financially sound and reputable insurance companies which are not Affiliates of any Credit Party against loss and damage in such amounts, with such deductibles and covering such risks as are customarily carried by Persons of comparable size and of established reputation engaged in the same or similar businesses and owning similar properties in the general locations where such Credit Party operates, in each case as described on Schedule 7.23 as in effect on the Closing Date.

SECTION 7.24 Evidence of Other Indebtedness. Schedule 7.24 is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, any Credit Party outstanding on the Closing Date which will remain outstanding after the Closing Date (other than this Agreement and the other Credit Documents), and the aggregate principal or face amount outstanding in excess of $250,000, so long as the aggregate amount of all such Indebtedness does not exceed $1,000,000 under each such arrangement as of the Closing Date is correctly described in Schedule 7.24.

SECTION 7.25 [Reserved].

SECTION 7.26 Foreign Assets Control Regulations; Anti-Money Laundering and Anti-Corruption Practices. Each Credit Party and each Subsidiary of each Credit Party is (x) in compliance in all material respects with all U.S. economic sanctions laws, executive orders and implementing regulations (“Sanctions”) as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and (y) in compliance in all material respects with all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it. No Credit Party and no Subsidiary or Affiliate of a Credit Party (i) is a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions, (ii) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person or (iii) is controlled by (including without limitation, by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person or entity on the SDN List or a foreign government that is the target of U.S. economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Credit Document would be prohibited under U.S. law. Each Credit Party and each Subsidiary of each Credit Party is in compliance in all material respects with all applicable Anti-Corruption Laws. None of the Credit Parties or any Subsidiary thereof, nor to the knowledge of the Borrower, any director, officer, agent, employee, or other person acting on behalf of a Credit Party or any Subsidiary, has taken any action, directly or indirectly, that would result in a violation in any material respect of applicable Anti-Corruption Laws. Each Credit Party and each Subsidiary of a Credit Party has instituted and will continue to maintain policies and procedures reasonably designed to promote compliance with Applicable Anti-Corruption laws.

SECTION 7.27 Patriot Act. The Credit Parties, each of their Subsidiaries and each of their controlled Affiliates are in compliance in all material respects with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) the Patriot Act and (c) other federal or state laws relating to “know your customer” and Anti-Money Laundering Laws, rules and regulations. No part of the proceeds of any Loan will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.

SECTION 7.28 Holding Company. Each of Parent and EH Holding Company, Inc. is a holding company and does not have any material liabilities (other than liabilities arising under the Credit Documents and Convertible Senior Notes), own any material assets (other than the Equity Interests of Borrower) or engage in any operations or business except as permitted under Section 9.16.

SECTION 7.29 Flood Insurance. Parent and its Subsidiaries maintain, if available, fully paid flood hazard insurance on all Real Property that is located in a special flood hazard area and that constitutes Collateral, on such terms and in such amounts as required by Flood Insurance Laws or as otherwise reasonably required by the Administrative Agent.

SECTION 7.30 Location of Collateral; Equipment List. Schedule 7.30 lists:

(a) all places at which Records relating to the Collateral, including, but not limited to, all Documents and Instruments relating to receivables and Inventory, are maintained by Borrower or by any other Person; and

(b) subject to Section 9.15, all places where the Credit Parties’ Collateral is located and whether the premises are owned or leased by Credit Parties or whether the premises are the premises of a warehouseman, bailee or other third party, and if owned by a third party, the name and address of such third party.

SECTION 7.31 Health Care Matters.

(a) Compliance with Health Care Laws; Permits. Parent, each of its Subsidiaries and each Licensed Insurance Entity is and has for the last six (6) years been in compliance in all material respects with all Health Care Laws applicable to it, its products and its properties or other assets or its business or operation. Parent, each of its Subsidiaries and each Licensed Insurance Entity and, any Person acting on their behalf, has in effect all Permits, including, without limitation, all Permits necessary for it to own, lease or operate its properties and other assets and to carry on its business and operations, as presently conducted, except where the failure to have any such Permit would not be material to any of Parent, its Subsidiaries or the Licensed Insurance Entities. All such Permits are in full force and effect and there exists no default under, or material violation of, any such Permit and none of Parent, any of its Subsidiaries or any Licensed Insurance Entity has received notice of any current or proposed limitation, suspension, termination or revocation of any such Permit. Except as set forth on Schedule 7.31, no action, demand, requirement or investigation by any Governmental Authority (excluding, for the avoidance of doubt, routine audits that occur in the ordinary course of business) and no material suit, action or proceeding by any other person, in each case with respect to any of Parent, any Subsidiary or any Licensed Insurance Entity is pending or, to the knowledge of such Person, threatened.

(b) Filings. Except as set forth on Schedule 7.31, all material reports, documents, claims, notices or approvals required to be filed, obtained, maintained or furnished pursuant to any Health Care Law to any Governmental Authority have been so filed, obtained, maintained or furnished, and all such material reports, documents, claims and notices were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing).

(c) Material Statements. None of Parent, its Subsidiaries or any Licensed Insurance Entity has made an untrue statement of a material fact or fraudulent statement to any Governmental Authority, or, to the knowledge of any of Parent, its Subsidiaries or any Licensed Insurance Entity, (i) failed to disclose a material fact required to any Governmental Authority, or (ii) committed an act, or made a statement that, at the time such act occurred or such statement was made, would reasonably be expected to constitute a violation of any Health Care Law. None of Parent, its Subsidiaries or any Licensed Insurance Entity, officer, nor to the knowledge of any of Parent, its Subsidiaries or any Licensed Insurance Entity, any affiliate, employee or agent of any of Parent, its Subsidiaries or any Licensed Insurance Entity, has made any untrue statement of a material fact regarding material claims incurred but not reported.

(d) Contracts. Each Licensed Insurance Entity has the requisite contract, license, enrollment, or other Permit to fulfill its obligations as (i) a Medicare Advantage organization in the Medicare program, (ii) a managed care organization in the respective Medicaid program in the state or states in which such Licensed Insurance Entity operates, (iii) a provider service network in the state or states in which such Licensed Insurance Entity operates, or (iv) as a health maintenance organization, managed care organization, or health insurance plan providing commercial health insurance in the state or states in which such Licensed Insurance Entity operates. Except as set forth on Schedule 7.31 there is no investigation, audit, claim, or other action pending, or to the knowledge of any of Parent, its Subsidiaries or any Licensed Insurance Entity, threatened which could reasonably be expected to result in a revocation, suspension, termination, probation, restriction or limitation, or non-renewal of the contract or other Permit necessary for a Licensed Insurance Entity to operate as a managed care organization under the Medicare program, the respective Medicaid program in the state or states in which such entity operates, or as a managed care organization providing commercial health insurance in the state or states in which such Licensed Insurance Entity operates.

(e) Accreditation. Each of Parent, its Subsidiaries and any Licensed Insurance Entity has received and maintains accreditation in good standing and without limitation or impairment by all applicable accrediting organizations, to the extent required by Applicable Laws.

(f) Proceedings. Except as set forth on Schedule 7.31, to the knowledge of any Credit Party, there are no facts, circumstances or conditions that would reasonably be expected to form the basis for any material investigation, suit, claim, audit, action (legal or regulatory) or proceeding (legal or regulatory) by a Governmental Authority against or affecting any of Parent, its Subsidiaries or any Licensed Insurance Entity relating to any of the Health Care Laws. As of the Closing Date, none of Parent, its Subsidiaries or any Licensed Insurance Entity (1) is a party to a corporate integrity agreement, (2) has any reporting obligations pursuant to a settlement agreement, or (3) has any material reporting obligations pursuant to a plan of correction or other remedial measure entered into with any Governmental Authority in connection with any actual or alleged noncompliance with Health Care Laws.

(g) Prohibited Transactions. During the past six (6) years, none of Parent, its Subsidiaries or any Licensed Insurance Entity has, directly or indirectly: (1) given or agreed to give, or is aware that there has been made or that there is any illegal agreement to make, any illegal gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any past, present or potential patient, supplier, contractor, or any other person in material violation in any material respect of any Health Care Law; (2) made or agreed to make, or is aware that there has been made or that there is any agreement to make, any contribution, payment or gift of funds or property to, or for the private use of, any governmental official, employee or agent where either the contribution, payment or gift or the purpose of such contribution, payment or gift is or was illegal in any material respect under the laws of any Governmental Authority having jurisdiction over such payment, contribution or gift; (3) established or maintained any unrecorded fund or asset for any purpose or made any misleading, false or artificial entries on any of its books or records for any reason to the extent any such action would reasonably be expected to result in a Material Adverse Effect; or (4) made, or agreed to make, or is aware that there has been made or that there is any agreement to make, any payment to any person with the intention or understanding that any part of such payment would be in material violation in any material respect of any Health Care Law.

(h) Exclusion. None of Parent, its Subsidiaries or any Licensed Insurance Entity is or, to the knowledge of any of Parent, its Subsidiaries or any Licensed Insurance Entity, has been threatened to be, (i) excluded from any federal health care program pursuant to 42 U.S.C. § 1320a-7b and related regulations, (ii) “suspended” or “debarred” from selling products to the U. S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (42 C.F.R. Subpart 9.4), or other Applicable Laws, or (iii) made a party to any other action by any Governmental Authority that may prohibit it from selling products to any governmental or other purchaser pursuant to any federal, state or local laws or regulations.

(i) HIPAA Compliance. To the extent applicable to any of Parent, its Subsidiaries or any Licensed Insurance Entity and for so long as (1) any of Parent, its Subsidiaries or any Licensed Insurance Entity is a “covered entity” as defined in 45 C.F.R. § 160.103, (2) any of Parent, its Subsidiaries or any Licensed Insurance Entity is a “business associate” as defined in 45 C.F.R. § 160.103, (3) any of Parent, its Subsidiaries or any Licensed Insurance Entity is subject to or covered by the HIPAA Administrative Requirements codified at 45 C.F.R. Parts 160 & 162 (the “Transactions Rule”) and/or the HIPAA Security and Privacy Requirements codified at 45 C.F.R. Parts 160 & 164 (the “Privacy and Security Rules”), and/or (4) any of Parent, its Subsidiaries or any Licensed Insurance Entity sponsors any “group health plans” as defined in 45 C.F.R. § 160.103, such Person has: (i) developed and implemented appropriate safeguards to comply with HIPAA and (ii) is and has been for the past six (6) years in material compliance with HIPAA.

(j) Corporate Integrity Agreement. None of Parent, its Subsidiaries or any Licensed Insurance entity, nor any officer, director, partner, agent, or managing employee of Parent, its Subsidiaries, or any Licensed Insurance Entity, is party to or bound by any individual integrity agreement, corporate integrity agreement, corporate compliance agreement, deferred prosecution agreement, or other formal or informal agreement with any Governmental Authority arising from actual or alleged noncompliance any Applicable Laws.

SECTION 7.32 Eligible Accounts. As to each Account that is identified by any Credit Party as an Eligible Account in a Borrowing Base Certificate submitted to ~~Revolver~~Revolving Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the rendition of services to such Account Debtor in the ordinary course of a Credit Party’s business, (b) owed to a Credit Party without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any ~~Revolver~~Revolving Agent-discretionary criteria) set forth in the definition of Eligible Accounts.

ARTICLE VIII

Affirmative Covenants

The Credit Parties hereby covenant and agree that on the Closing Date and thereafter, until the Commitments have been terminated and the Loans and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement:

SECTION 8.01 Financial Information, Reports, Notices and Information. The Credit Parties will furnish the Administrative Agent for further distribution to each Lender copies of the following financial statements, reports, notices and information provided, that as to any information contained in materials filed with the SEC, Parent shall not be separately required to furnish such information under Sections 8.01(b) and (c) below):

(a) Liquidity Certificate. Within thirty (30) days after the end of each month, a monthly Liquidity report based upon (and including) Parent’s and its Subsidiaries’ account statements, together with a certification from an Authorized Officer of Parent, that Parent is in compliance with the minimum Liquidity requirement set forth in Section 9.13(b) in a form reasonably acceptable to Administrative Agent. To the extent that any 2024 Convertible Notes or 2025 Convertible Notes are outstanding on the date that is four (4) months prior to the respective maturity date in such Convertible Senior Notes (each such date, a “Maturity Test Date”), Borrower shall provide a Liquidity report on such Maturity Test Date, and thereafter on a weekly basis (or as frequently as may be requested by any Agent), demonstrating that the Maturity Date has not occurred.

(b) Quarterly Financial Statements. Within forty-five (45) days after the end of each Fiscal Quarter of Parent and its Subsidiaries, (i) unaudited consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and (i) unaudited consolidated statements of income and cash flow of the Parent and its Subsidiaries for such Fiscal Quarter, including, in comparative form (both in Dollar and percentage terms) the figures for the corresponding Fiscal Quarter in, and year-to-date portion of, the immediately preceding Fiscal Year of Parent, certified as complete and correct by an Authorized Officer of the Administrative Borrower.

(c) Annual Financial Statements. Within ninety (90) days after the end of each Fiscal Year of Parent, copies of the consolidated balance sheets of Parent and its Subsidiaries, and the related consolidated statements of income and cash flows of Parent and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, such consolidated statements to be audited and certified accompanied by a report and unqualified opinion of Deloitte or another independent firm of certified public accountants of nationally recognized standing (or regionally recognized standing if reasonably acceptable to the Administrative Agent) (which report and opinion shall (x) state that such financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (y) not be subject to any “going concern” or like qualifications or exceptions or any qualifications or exception as to the scope of the audit (other than as may be required as a result of (A) an actual or prospective default or event of default with respect to any financial covenant (including the financial covenant set forth in Section 9.13) or (y) the impending maturity of any Indebtedness)).

(d) Compliance Certificates. Concurrently with the delivery of the financial information pursuant to clauses (b) and (c) above, a Compliance Certificate, executed by an Authorized Officer of the Administrative Borrower, (i) showing compliance with the Financial Performance Covenants and stating that no Default or Event of Default has occurred and is continuing (or, if a Default or an Event of Default has occurred, specifying the details of such Default or Event of Default and the actions taken or to be taken with respect thereto) and (ii) specifying any change in the identity of the Subsidiaries as at the end of such Fiscal Year or period, as the case may be, from the Subsidiaries identified to the Lenders on the Closing Date or the most recent Fiscal Quarter or period, as the case may be.

(e) Other Entity Reporting. To the extent not delivered in accordance with clause (b) above, concurrently with the delivery of the financial information pursuant to clause (b) above, the Credit Parties shall deliver to the Administrative Agent statutory reporting provided in the ordinary course of business and consistent with past practices with respect to Justify Holdings, Inc. and quarterly summaries of operations provided to the respective board of directors (or equivalent governing body) of Justify Holdings, Inc.

(f) Budget. Within sixty (60) days after to the commencement of each Fiscal Year of Parent, commencing with its Fiscal Year 2023, the forecasted financial projections for the then current Fiscal Year (on a month-by-month basis), in each case (including projected consolidated balance sheet of Parent and its Subsidiaries as of the end of the following Fiscal Year, the related consolidated statements of projected cash flow, and projected income and a description or discussion of the underlying assumptions applicable thereto), in each case, as customarily prepared by management of the Credit Parties for their internal use consistent in scope with the financial statements provided pursuant to Section 8.01(b), setting forth (or offering a discussion of) the principal assumptions on which such projections are based (such projections, collectively, the “Budget”).

(g) Defaults. As soon as possible and in any event within five (5) Business Days after an Authorized Officer of the Administrative Borrower or any of its Subsidiaries obtains knowledge thereof, notice from an Authorized Officer of the Administrative Borrower of (i) the occurrence of any event that constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the applicable Credit Parties propose to take with respect thereto or (ii) the occurrence of a breach or nonperformance of, or any default under, any other Material Contracts of any Credit Party or any Subsidiary of a Credit Party, or any violation of, or noncompliance with any Applicable Laws (including Health Care Laws), in each case, which would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(h) Other Litigation. As soon as possible and in any event within five (5) Business Days after an Authorized Officer of the Administrative Borrower or any of its Subsidiaries obtains knowledge thereof, notice from an Authorized Officer of the Administrative Borrower of (i) the commencement of, or any material development in, any litigation, action, proceeding or labor controversy or proceeding affecting any Credit Party or any Subsidiary of any Credit Party or its respective property (A) in which the amount of damages claimed is $15,000,000 or more, (B) which would reasonably be expected to have a Material Adverse Effect, (C) which purports to affect the legality, validity or enforceability of any Credit Document, any other Transaction Document or (D) in which the relief sought is an injunction or other stay of the performance of this Agreement, any other Credit Document or any other document or instrument referred to in Section 9.07, or (ii) the occurrence of any development with respect to any litigation, action, proceeding or labor controversy described in Schedule 7.04 that would reasonably be expected to result in a Material Adverse Effect, and, in each case, together with a statement of an Authorized Officer of the Administrative Borrower, which notice shall specify the nature thereof, and what actions the applicable Credit Parties propose to take with respect thereto, and, to the extent the Administrative Agent requests, copies of all documentation related thereto.

(i) Transaction Documents. As soon as possible and in any event within five (5) Business Days after any Credit Party obtains knowledge of the occurrence of a breach or default or notice of termination by any party under, or material amendment entered into by any party to, any Transaction Document or any other document or instrument referred to in Section 9.07, a statement of an Authorized Officer of the Administrative Borrower setting forth details of such breach or default or notice of termination and the actions taken or to be taken with respect thereto and, if applicable, a copy of such amendment.

(j) Management Letters. Promptly upon, and in any event within five (5) Business Days after, receipt thereof, copies of all “management letters” submitted to any Credit Party by the independent public accountants referred to in Section 8.01(c) in connection with each audit made by such accountants.

(k) Casualty Event. With reasonable promptness, but in any event within five (5) days after any Credit Party obtains knowledge thereof, notice of any casualty or condemnation event with respect to a material portion of the Collateral.

(l) Other Information. With reasonable promptness, such other information (financial or otherwise) as any Agent on its own behalf or on behalf of any Lender may reasonably request in writing from time to time, including with respect to any wind down process or release of statutory capital or other capital reserves; provided, that, notwithstanding anything herein to the contrary, none of the Parent nor any Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) in respect of which disclosure to any Agent or any Lender (or their respective contractors) is prohibited by law or any binding agreement (or would otherwise cause a breach or default thereunder) or (ii) that is subject to attorney-client or similar privilege or constitutes attorney work product.

(m) Insurance Report. Within ten (10) Business days (or such longer prior as reasonably agreed to by the Administrative Agent) of the delivery of the financial statements provided for in Section 8.01(c), a report of a reputable insurance broker with respect to insurance policies maintained by the Credit Parties.

(n) Convertible Senior Notes. No event later than five (5) days after delivery thereof, copies of all material statements, reports and notices made available to or from the Trustee with respect to any Convertible Senior Notes.

(o) Health Care Reporting.

(i) In no event later than five (5) Business Days after delivery thereof, of any notice from any Governmental Authority of any investigation or audit, or pending or threatened proceedings relating to, any violation by Parent, any Subsidiary, or any Licensed Insurance Entity of any Applicable Laws, including or Health Care Laws, in each case, solely to the extent the same would reasonably be expected to result in a Material Adverse Effect.

(ii) No later than five (5) Business Days after delivery thereof, the receipt of notice from any Governmental Authority threatening to limit, revoke, suspend or materially modify any Permit or contract held by any Licensed Insurance Entity that would reasonably be expected to result in a Material Adverse Effect.

(iii) Promptly notify, in the event that Parent, any Subsidiary, or any Licensed Insurance Entity experiences any (I) Breach of Unsecured Protected Health Information as “Breach,” “Unsecured Protected Health Information” and “Protected Health Information” are defined by HIPAA, or (II) a Security Incident as “Security Incident” is defined by HIPAA, in each case which materially impacts the security or integrity of Parent, any Subsidiary, or any Licensed Insurance Entity.

(iv) In no event later than five (5) Business Days after execution thereof, in the event that Parent, any Subsidiary, or any Licensed Insurance Entity becomes a party to or becomes bound by any corporate integrity agreement, corporate compliance agreement, deferred prosecution agreement, or other formal agreement with any Governmental Authority concerning compliance with Health Care Laws.

(p) Promptly, but in any event within three (3) days, notify the Administrative Agent if average daily Liquidity for the trailing seven (7) day period is less than $30,000,000.

(q) Wind Down Process. With respect to Justify Holdings, Inc., promptly upon any material development relating to any wind down process, provide the Administrative Agent with a written notification setting forth the details of such material development, along with copies of any relevant documentation relating to such material development, including any notices or written communications from any Governmental Authority with respect to such material development.

Notwithstanding the foregoing, the obligations in clauses (b) and (c) of this Section 8.01 may be satisfied with respect to financial information of the Parent and the Subsidiaries by filing the Form 10-K, 10-Q or 8-K, as applicable, of the Parent with the Securities Exchange Commission.

Documents required to be delivered pursuant to clauses (b) and (c) of this Section 8.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest date on which (i) any Credit Party posts such documents, or provides a link thereto on Evolent’s website on the Internet and (ii) such financial statements and/or other documents are posted on the Securities Exchange Commission’s website on the internet at www.sec.gov; provided, that, (A) the Administrative Borrower shall, at the request of the Administrative Agent, continue to deliver copies (which delivery may be by electronic transmission) of such documents to the Administrative Agent and (B) the Administrative Borrower shall notify (which notification may be by facsimile or electronic transmission) the Administrative Agent of the posting of any such documents on any website described in this paragraph. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

SECTION 8.03 Books, Records and Inspections; Field Exams.

(a) Parent will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP shall be made of all material financial transactions and matters involving the assets and business of the Credit Parties or such Subsidiary, as the case may be. Parent will, and will cause each of its Subsidiaries to, permit representatives and independent contractors of any Agent to visit and inspect any of its properties (to the extent authorized pursuant to any leases for such properties), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (subject to applicable confidentiality agreements or undertakings and copyright laws), and to discuss its affairs, finances and accounts with its directors and officers (provided, that an authorized representative of the Credit Parties shall be allowed to be present and that any such inspection of properties shall not include any invasive or physically intrusive environmental sampling), all at the expense of the Credit Parties and (unless an Event of Default then exists) as often as such Agent may reasonably request, at reasonable times during normal business hours, upon reasonable advance notice to the Credit Parties; provided that during any calendar year, absent the continuation of an Event of Default, reasonable expenses of a reasonable number of people in connection with only one (1) inspection by each Agent shall be at the Borrowers’ expense and reimbursable under this Agreement. Any information obtained by the Agents pursuant to this Section 8.02 may be shared with the Administrative Agent or any Lender upon the request of such Secured Party; provided, further, that, notwithstanding anything herein to the contrary, none of the Parent nor any Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) in respect of which disclosure to the Administrative Agent or any Lender (or their respective contractors) is prohibited by law or any binding agreement (or would otherwise cause a breach or default thereunder) or (ii) that is subject to attorney-client or similar privilege or constitutes attorney work product.

(b) Each Credit Party will, and will permit each of its Subsidiaries to, permit representatives of Revolving Agent to conduct field examinations, appraisals and audits of Accounts (collectively “Field Exams”) and other personal property of the Credit Parties and their Subsidiaries, which shall, be at such reasonable times during normal business hours and unless an Event of Default is continuing, upon reasonable advance notice to Parent; provided, that for so long as no Event of Default shall have occurred and be continuing, Borrowers shall not be obligated to reimburse Revolving Agent for more than one (1) Field Exam in any twelve month period; provided, that any additional Field Exams required by Revolving Agent in any given twelve month period shall be performed at the expense of Revolving Agent; and, provided, further, that if an Event of Default shall have occurred and be continuing, Revolving Agent may conduct additional Field Exams at Borrowers’ expense. For the avoidance of doubt, the reimbursement limitations set forth in this clause (b) shall not apply to Field Exams conducted in connection with a Permitted Acquisition (provided, that unless agreed otherwise with the Administrative Borrower, there shall not be more than one such exam per Permitted Acquisition).

SECTION 8.04 Maintenance of Insurance.

(a) Parent will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect, with insurance companies that Parent believes (in its reasonable business judgment) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against in the same general area by companies engaged in businesses similar to those engaged in by the Credit Parties; and will furnish to the Collateral Agent for further delivery to the Lenders, upon written request from the Collateral Agent, information presented in reasonable detail as to the insurance so carried, including (i) endorsements to (A) all casualty policies of the Credit Parties naming the Collateral Agent, on behalf of the Secured Parties, as loss payee and (B) all property policies of the Credit Parties naming the Collateral Agent, on behalf of the Secured Parties, as additional insured and (ii) legends providing that no cancellation, material reduction in amount or material change in insurance coverage thereof shall be effective until at least thirty (30) days after receipt by the Collateral Agent of written notice thereof.

(b) Within thirty (30) days after the Closing Date, the Administrative Borrower shall have delivered to the Administrative Agent copies of each insurance policy (or binders in respect thereof).

(c) Without limiting the foregoing, Parent will, and will cause each of its Subsidiaries to, (i) maintain, if available, fully paid flood hazard insurance on all owned or leased Real Property that is located in a special flood hazard area and that constitutes Collateral, on such terms and in such amounts as required by Flood Insurance Laws or as otherwise reasonably required by the Administrative Agent or any Lender, (ii) furnish to the Administrative Agent evidence of the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof and (iii) furnish to the Administrative Agent prompt written notice of any redesignation of any such owned or leased improved Real Property into or out of a special flood hazard area.

SECTION 8.05 Payment of Taxes. The Credit Parties will pay and discharge, and will cause each of their respective Subsidiaries to pay and discharge, all material Taxes payable by them that have become due, other than those not yet delinquent or being diligently contested in good faith and by proper proceedings, which stay the enforcement of any Lien as to which such Credit Party has maintained adequate reserves in accordance with GAAP.

SECTION 8.06 Maintenance of Existence; Compliance with Laws, etc.

(a) Each Credit Party will, and will cause its Subsidiaries to, (i) preserve and maintain in full force and effect its organizational existence and good standing under the laws of its jurisdiction of incorporation, organization or formation as applicable, except as permitted by Section 9.03 or Section 9.04 and (ii) preserve and maintain its good standing under the laws of each state or other jurisdiction where such Person is required to be so qualified, to do business as a foreign entity, except in the case of this clause (ii) where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(b) Each Credit Party shall, and shall cause each of its Subsidiaries to, comply with all Applicable Laws and Permits (including without limitation, all Registrations) of any Governmental Authority having jurisdiction over it, its business or its Products, except where such failures to comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Without limiting the generality of the foregoing, each Credit Party and its Subsidiaries shall comply in all material respects with all Health Care Laws and their implementation by any applicable Governmental Authority and all lawful requests of any Governmental Authority applicable to its operations.

SECTION 8.07 Environmental Compliance.

(a) Each Credit Party will, and will cause its Subsidiaries to, use and operate all of its and their facilities and Real Property in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all Environmental Laws, and keep its and their Real Property free of any Lien imposed by any Environmental Law, in each case, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b) The Administrative Borrower will promptly give notice to the Administrative Agent upon any Credit Party or Subsidiary thereof becoming aware of: (i) any violation by any Credit Party or any of its Subsidiaries of any Environmental Law that could reasonably be expected to result in a Material Adverse Effect, (ii) any proceeding against or investigation of any Credit Party under any Environmental Law, including a written request for information or a written notice of violation or potential environmental liability from any Governmental Authority or any other Person, which could reasonably be expected to result in a Material Adverse Effect, (iii) the occurrence or discovery of a new Release or new threat of a Release (or discovery of any Release or threat of a Release previously undisclosed by any Credit Party to Administrative Agent) at, on, under or from any of the Real Property of any Credit Party or any facility or assets therein in excess of reportable or allowable standards or levels under any Environmental Law, or under circumstances, or in a manner or amount that could reasonably be expected to result in a Material Adverse Effect or (iv) any Environmental Claim arising or existing on or after the Closing Date which could reasonably be expected to result in a Material Adverse Effect.

(c) In the event of a Release of any Hazardous Material on any Real Property of any Credit Party that could reasonably be expected to result in material liability on the part of any Credit Party under any Environmental Law, such Credit Party, upon discovery thereof, shall take all necessary steps to initiate and expeditiously complete all response, corrective and other action to mitigate and resolve any such violation or potential liability in accordance with and to the extent required of such Credit Party under Environmental Law, and shall keep the Administrative Agent informed on a regular basis of their actions and the results of such actions; provided, however, that no Credit Party (or its respective Subsidiaries) shall be required to undertake any such response, corrective action or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

(d) Each Credit Party shall provide the Administrative Agent with copies of any material demand, request for information, notice, submittal, documentation or correspondence received or provided by any Credit Party or any of its Subsidiaries from or to any Governmental Authority or other Person under any Environmental Law to the extent the same would reasonably be expected to result in a Material Adverse Effect. Such notice, submittal or documentation shall be provided to the Administrative Agent promptly and, in any event, within five (5) Business Days after such material is provided to any Governmental Authority or third party.

(e) At the reasonable written request of the Administrative Agent, the Borrowers shall obtain and provide, at their sole expense, an environmental site assessment (including, without limitation, the results of any groundwater or other testing, conducted at the Administrative Agent’s reasonable request) concerning any Real Property now or hereafter owned by any Credit Party or any of its Subsidiaries, conducted by an environmental consulting firm approved by the Administrative Agent indicating, to the reasonable satisfaction of the Administrative Agent, the likely presence or absence of Hazardous Materials and the potential cost of any required action in connection with any Hazardous Materials on, at, under or emanating from such Real Property; provided, that such request may be made only if (i) there has occurred and is continuing an Event of Default, or (ii) circumstances exist that in the reasonable judgment of the Administrative Agent could be expected to result in a material violation of or material liability under any Environmental Law on the part of any Credit Party or its respective Subsidiaries; provided further, if the Borrowers fail to provide the same within ninety (90) days after such request was made, the Administrative Agent may but is under no obligation to conduct the same, and the Credit Parties shall grant and hereby do grant to the Administrative Agent and its agents access to such Real Property and specifically grants the Administrative Agent an irrevocable nonexclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrowers’ sole cost and expense.

SECTION 8.08 ERISA. (a) Promptly after any Credit Party or any Subsidiary of any Credit Party knows or has reason to know of the occurrence of any of the following events (including such events previously disclosed or exempt from disclosure hereunder, to the extent the liability therefor remains outstanding), the Borrowers will deliver to the Administrative Agent and each Lender a certificate of an Authorized Officer of the Administrative Borrower setting forth details as to such occurrence and the action, if any, that such Credit Party, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices (required, proposed or otherwise) given to or filed with or by such Credit Party, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant’s benefits) or the Plan administrator and all documentation with respect thereto: that a Reportable Event has occurred; that a failure to satisfy the minimum funding standard of Section 412 of the Code or Section 302 of ERISA (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) has occurred (or is reasonably likely to occur) or an application is to be made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412, 430 or 431 of the Code with respect to a Plan; the failure to make a required contribution to any Plan if such failure is sufficient to give rise to a Lien under Section 303(k) or 4068 of ERISA or under Section 430(k) of the Code; that a Pension Plan having an Unfunded Current Liability has been or is to be terminated, reorganized or partitioned under Title IV of ERISA (including the giving of written notice thereof); the taking of any action with respect to a Plan which would reasonably be expected to result in the requirement that any Credit Party furnish a bond or other security to the PBGC or such Plan; that a proceeding has been instituted against a Credit Party, a Subsidiary thereof or an ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; or that the

PBGC has notified any Credit Party, any Subsidiary thereof or any ERISA Affiliate of its intention to appoint a trustee to administer any Plan; or the occurrence of any event with respect to any Plan which could result in the incurrence by any Credit Party or any Subsidiary of any Credit Party of any material liability (including any contingent or secondary liability), fine or penalty.

(b) Promptly following any request therefor, copies of any documents or notices described in Sections 101(f), 101(k) or 101(l) of ERISA that any Credit Party or any ERISA Affiliate may reasonably request with respect to any Plan; provided, that if any Credit Party or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Plan, the applicable Credit Party or the ERISA Affiliate(s) shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.

SECTION 8.09 Maintenance of Property and Assets. Each Credit Party will, and will cause its Subsidiaries to, maintain, preserve, protect and keep its tangible properties and assets in good repair, working order and condition (ordinary wear and tear and casualty excepted in the commercially reasonably business judgment of the Borrowers and subject to dispositions permitted pursuant to Section 9.04), and make necessary repairs, renewals and replacements thereof and will maintain and renew as necessary all licenses, permits and other clearances necessary to use and occupy such properties and assets, in each case, so that the business carried on by such Person may be properly conducted at all times, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 8.10 End of Fiscal Years; Fiscal Quarters. The Credit Parties will, for financial reporting purposes, cause (a) each of their, and each of their Subsidiaries’, Fiscal Years to end on December 31 of each year and (b) each of their and each of their Subsidiaries’, Fiscal Quarters to end on dates consistent with such Fiscal Year-end; provided, that the Credit Parties may change their, and each of their respective Subsidiaries’, Fiscal Year-end (and change the end of the Fiscal Quarters in a corresponding manner) upon fifteen (15) days’ prior written notice to the Administrative Agent.

SECTION 8.11 Use of Proceeds. The proceeds of the Initial Term Loan shall be used to (i) to finance the TPG Acquisition, (ii) to pay fees and expenses incurred in connection with the transactions contemplated hereby (including the TPG Acquisition), and (iii) to fund acquisitions, ongoing working capital needs and other growth capital expenditure investments (to the extent permitted hereunder). The proceeds of the Amendment No. 1 Incremental Term Loan shall be used to (i) on the Amendment No. 1 Effective Date to finance the Minuet Acquisition and to pay fees and expenses incurred in connection with the transactions contemplated by Amendment No. 1 (including the Minuet Acquisition and the Preferred Equity Issuance), and (ii) thereafter, to fund acquisitions, ongoing working capital needs, and other growth capital investments and to pay fees and expenses in connection with the foregoing. The proceeds of the Revolving Facility shall be used to (i) on the Closing Date, to finance the TPG Acquisition and to pay fees and expenses incurred in connection with the transactions contemplated hereby (including the TPG Acquisition) and (ii) thereafter to fund acquisitions, ongoing working capital needs, and other growth capital investments and to pay fees and expenses in connection with the foregoing. The Credit Parties shall not use the proceeds of any Credit Extension made hereunder, or use or allow its respective directors, officers, employees and agents to use, the proceeds of any extension of credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, Anti-Terrorism Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person on the SDN List or (iii) in any manner that would result in the violation of any Sanctions applicable to any party.

SECTION 8.12 Further Assurances; Additional Guarantors and Grantors.

(a) The Credit Parties will and will cause their Subsidiaries (other than Excluded Subsidiaries) to execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust (excluding leasehold deeds of trust) and other documents), which may be required under any Applicable Law, or which the Administrative Agent may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Agreement, any Mortgage or any other Security Document, all at the sole cost and expense of the Borrowers.

(b) Subject to any applicable limitations set forth in the Guarantee Agreement and the Security Agreement, as applicable, the Credit Parties will promptly upon the formation or acquisition thereof (and in any event within thirty (30) days after the formation, division or acquisition thereof (or such later date as agreed by the Administrative Agent)) cause any direct or indirect Subsidiary formed or otherwise purchased or acquired after the Closing Date to execute (i) a supplement to the Guarantee Agreement in the form of Annex I to the Guarantee Agreement or a guarantee in form and substance reasonably satisfactory to the Agents, and (ii) a supplement to the Security Agreement in the form of Annex I to the Security Agreement or a security agreement in form and substance reasonably satisfactory to the Agents; provided, however, that no Excluded Subsidiary shall be required to execute the documentation described in clauses (i) and (ii) above for so long as it is an Excluded Subsidiary.

(c) Subject to any applicable limitations set forth in the Security Agreement and, in the case of the Licensed Insurance Entities, subject to Applicable Laws, the Credit Parties (i) will promptly upon the formation or acquisition thereof (and in any event within thirty (30) days after the formation or acquisition thereof (or such later date as agreed by the Administrative Agent)) pledge to the Administrative Agent for the benefit of the Secured Parties, all the Capital Stock of each Subsidiary (other than Excluded Subsidiaries) held by such Credit Party in each case, formed or otherwise purchased or acquired after the Closing Date; provided, however, that, with respect to any pledge of the Capital Stock of any Foreign Subsidiary or Domestic Holding Company, such pledge shall be limited to sixty five percent (65%) of the issued and outstanding Voting Stock and one hundred percent (100%) of the outstanding nonvoting Capital Stock of each Foreign Subsidiary and Domestic Holding Company, and (ii) will promptly deliver to the Administrative Agent any promissory notes executed after the Closing Date evidencing Indebtedness of any Credit Party or Subsidiary of any Credit Party that is owing to any other Credit Party or any other promissory notes executed after the Closing Date evidencing Indebtedness in excess of $~~4,000,000~~6,000,000 owing to the Credit Parties.

(d) Subject to any applicable limitations set forth in any applicable Security Document, if any fee simple interest in Material Real Property is acquired by any Credit Party after the Closing Date, the Borrowers will notify the Administrative Agent and the Lenders thereof and will cause such assets to be subjected to a Lien securing the applicable Obligations and will take, and cause the other Credit Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and/or perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in this Section 8.11(d), all at the sole cost and expense of the Borrowers within sixty (60) days after the acquisition of such Material Real Property (or such longer period as the Administrative Agent may agree). Any Mortgage delivered to the Administrative Agent in accordance with the preceding sentence shall be accompanied by (A) a policy or policies (or unconditional binding commitment thereof) of title insurance issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien (with the priority described therein) on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 9.02, together with such endorsements as the Administrative Agent may reasonably request and (B) if requested by the Administrative Agent, an opinion of local counsel to the applicable Credit Party(ies) in form and substance reasonably satisfactory to the Agents. In addition to the obligations set forth in Section 8.03(a), the Credit Parties shall, in connection with the grant to the Administrative Agent for the benefit of the Secured Parties of any Mortgage with respect to any Real Property, (X) provide at least twenty (20) days’ prior written notice to the Administrative Agent of the contemplated pledge of such Real Property as Collateral, (Y) the Borrowers shall provide each of the documents and determinations required by the Real Property Flood Insurance Requirements and (Z) notwithstanding anything to the contrary contained herein or in any other Credit Document, the Administrative Agent shall not enter into, accept or record (and no Credit Party shall be required to grant) any mortgage in respect of such Real Property until the Administrative Agent shall have received written confirmation (which shall, for purposes hereunder, include email) from each Lender that flood insurance compliance has been completed by such Lender with respect to such Real Property (such written confirmation not to be unreasonably withheld or delayed). Any increase, extension or renewal of this Agreement shall be subject to flood insurance due diligence and flood insurance compliance reasonably satisfactory to each Agent and each Lender.

(e) Notwithstanding anything herein to the contrary, if the Administrative Borrower and the Administrative Agent determine that the cost of creating or perfecting any Lien on any property is excessive in relation to the practical benefits afforded to the Lenders thereby, then such property may be excluded from the Collateral for all purposes of the Credit Documents.

(f) For the avoidance of doubt, for all purposes under this Section 8.11, the formation and acquisition of a Person shall be deemed to include any formations and acquisitions by division; provided that compliance with the requirements of this Section 8.11 shall not cure any Default or Event of Default for the occurrence of such division.

SECTION 8.13 [Reserved].

SECTION 8.14 Compliance with Health Care Laws.

(a) Without limiting or qualifying any other provision of this Agreement, Parent will comply, and will cause each other Credit Party, each Subsidiary and each Licensed Insurance Entity, to comply in all material respects, with all applicable Health Care Laws relating to the operation of such Person’s business.

(b) Parent will maintain, and will cause each other Credit Party, each Subsidiary and each Licensed Insurance Entity, to maintain, all records required to be maintained by any Governmental Authority or otherwise required under any Health Care Law except where failure could not reasonably be expected to have a Material Adverse Effect.

(c) Parent will, and will cause each other Credit Party, each Subsidiary and each Licensed Insurance Entity, to keep in full force and effect all material Permits required to operate such the business of Parent each other Credit Party, each Subsidiary, and each Licensed Insurance Entity under applicable Health Care Laws.

(d) Parent will maintain, and will cause each other Credit Party, Subsidiary and Licensed Insurance Entity, to maintain on its behalf, a corporate compliance program that is reasonably designed to promote compliance with applicable Health Care Laws. Parent will permit and will cause such other Credit Parties, Subsidiaries and Licensed Insurance Entities to permit, Administrative Agent and/or any of its outside consultants to review such corporate compliance program(s) from time to time.

Notwithstanding anything to the contrary in this Agreement, no Credit Party, Subsidiary, or Licensed Insurance Entity shall be required to furnish to Administrative Agent or Lender any protected health information or any patient related information, to the extent such disclosure to Administrative Agent or Lender is prohibited by Health Care Laws.

SECTION 8.15 Intellectual Property.

(a) Except as set forth in Section 9.04(j) of this Agreement, each Credit Party will (i) maintain its ownership of all Intellectual Property owned by such Credit Party, and shall not do any act knowingly or omit to do any act whereby any owned Intellectual Property may lapse, expire, become abandoned or cancelled, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted hereunder and (ii) take all reasonable steps in the United States Patent and Trademark Office and the United States Copyright Office and any other applicable Governmental Authority to pursue any application and maintain any registration of each trademark, patent, and copyright owned by such Credit Party, in each of (i) and (ii) except as could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b) Each Credit Party will (i) maintain all licenses for third party Intellectual Property (including commercial software) licensed to such Credit Party and (ii) not violate any such licenses and not cause any such license to cease to be legal, valid, binding, enforceable and in full force and effect following the Closing Date, except for licenses that expire or are terminated in accordance with their terms and in the ordinary course of business (other than a termination resulting from a default or breach by the applicable Credit Party), in each of (i) and (ii), except as could not reasonably be expected to have a Material Adverse Effect.

SECTION 8.16 Distributable Cash. At least once in each Fiscal Year the Credit Parties shall evaluate (a) whether any Licensed Insurance Entity (or any Person that was previously a Licensed Insurance Entity) holds any cash or Cash Equivalents that were previously subject to risk-based capital requirements or other statutory capital reserve requirements under Applicable Laws or pursuant to the discretion of any Governmental Authority and (b) whether it is reasonably likely (in the reasonable business judgment of the Credit Parties) that the cash and Cash Equivalents described in clause (a) are no longer required to be restricted by such Applicable Laws or would be released with the consent of such Governmental Authority, as applicable, (collectively, “Subject Cash”). To the extent that the Credit Parties determine in their reasonable business judgment during such evaluation period that any Subject Cash is likely to be permitted to be distributed to the Credit Parties, then the Credit Parties shall use commercially reasonable efforts to promptly cause such Subject Cash to be so distributed.

SECTION 8.17 Post-Closing. Notwithstanding anything to the contrary set forth in this Agreement and the Credit Documents:

(a) Endorsements. Within sixty (60) days after the date hereof (or such later date approved by Administrative Agent), the Borrowers shall deliver to the Agents, in form and substance reasonably satisfactory to the Agents, such insurance endorsements as required to be delivered pursuant to Section 8.03 of the Agreement.

(b) Springing Control Agreements. Within sixty (60) days after the date hereof (or such later date approved by Collateral Agent), the Borrowers shall deliver to the Collateral Agent all Springing Control Agreements required to be delivered under this Agreement, in each case in a form and substance reasonably satisfactory to the Collateral Agent and duly executed by the parties thereto.

(c) Global Intercompany Note. Within thirty (30) days after the date hereof (or such later date approved by Collateral Agent), the Borrowers shall deliver to the Collateral Agent the Global Intercompany Note, together with an allonge related thereto indorsed in blank.

(d) NCIS Holdings Note. Within thirty (30) days after the date hereof (or such later date approved by Collateral Agent), the Borrowers shall deliver to the Collateral Agent that certain Note issued by NCIS Holdings, Inc. to Evolent, with a maturity date of October 2, 2025, together with an allonge related thereto indorsed in blank.

SECTION 8.18 Borrowing Base and Financial Statement Reporting. The Borrowers will deliver to Revolving Agent each of the financial statements, reports, projections or other items set forth below at the following times in form and substance satisfactory to Revolving Agent in its discretion:

(a) Borrowing Base Reporting. As soon as available, but in any event no later than thirty (30) days after the end of each fiscal month, calculated in respect of the immediately preceding month:

(i) an executed Borrowing Base Certificate;

(ii) a detailed aging of each Credit Party’s Accounts (each, based on and describing the respective invoice and due dates or terms of such invoice and delivered electronically in an acceptable format, if such Credit Party has implemented electronic reporting), along with a detailed calculation of those Accounts that are not Eligible Accounts;

(iii) an Account roll-forward of each Credit Party’s Accounts, with supporting details supplied from sales journals, collection journals, credit registers and any other records, tied to the beginning and ending account receivable balances of each Credit Party’s general ledger (it being understood that such reporting will be consistent with the form provided prior to the Closing Date);

(iv) a summary aging (including the invoice or due date and, upon Revolving Agent’s request, with a detailed aging and aged by invoice or due date as so requested), by vendor, of each Credit Party’s accounts payable and any book overdraft (delivered electronically in an acceptable format, if such Credit Party has implemented electronic reporting) and a detailed aging, by vendor, of any held checks; and

(v) a reconciliation of reported balances in the foregoing clauses (ii) and (iv) above to each Credit Party’s applicable general ledger account, and to its quarterly financial statements including any book reserves related to each category; and

(b) Updated Borrowing Base Certificate. Within three (3) Business Days of the written request of Required Revolving Lenders (i) after the occurrence and during the continuance of an Event of Default or (ii) any time, the Revolver Usage on such date exceeds the lesser of (i) Revolver Commitment and (ii) the Borrowing Base, an updated executed Borrowing Base Certificate reflecting changes in the Eligible Accounts availability since the last Borrowing Base Certificate.

ARTICLE IX

Negative Covenants

Each Credit Party hereby covenants and agrees that on the Closing Date and thereafter, until the Commitments have been terminated and the Loans and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement:

SECTION 9.01 Limitation on Indebtedness. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries or any Licensed Insurance Entity to, directly or indirectly, create, incur, issue, assume, guarantee, suffer to exist or otherwise become directly or indirectly liable, contingently or otherwise with respect to any Indebtedness, except for:

(a) Indebtedness in respect of the Obligations;

(b) Indebtedness existing as of the Closing Date (other than the Convertible Senior Notes) which is identified in Schedule 7.24 and which is not otherwise permitted by this Section 9.01, and, Permitted Refinancing Indebtedness thereof;

(c) unsecured Indebtedness (i) incurred in the ordinary course of business of such Credit Party and its Subsidiaries in respect of open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, which are not overdue for a period of more than ninety (90) days or, if overdue for more than ninety (90) days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Credit Party or Subsidiary and (ii) in respect of performance, surety or appeal bonds, bid bonds and similar obligations provided in the ordinary course of business, but excluding (in each case) Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

(d) Indebtedness (i) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of such Credit Party and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party), provided, that such Indebtedness is incurred within ninety (90) days after such acquisition of such equipment, and (ii) Capitalized Lease Obligations, and, with respect to each of clause (i) and (ii), Permitted Refinancing Indebtedness thereof; provided, that the aggregate amount of all Indebtedness outstanding pursuant to this clause (d) shall not at any time exceed $~~4,000,000~~6,000,000;

(e) intercompany Indebtedness permitted pursuant to Section 9.05;

(f) Contingent Liabilities of the Credit Parties and their Subsidiaries arising in the ordinary course of business with respect to surety and appeals bonds, bid bonds, performance bonds and other similar obligations;

(g) Hedging Obligations not prohibited by Section 9.11;

(h) Indebtedness incurred in the ordinary course of business to finance insurance policy premiums;

(i) Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protection, returned items, employee credit card programs and other similar services in connection with cash management and deposit accounts;

(j) 2024 Convertible Senior Notes and any Additional Notes exchanged therefor;

(k) 2025 Convertible Senior Notes and any Additional Notes exchanged therefor;

(l) Additional Notes issued after the Closing Date;

(m) Letters of credit and reimbursement obligations in respect thereof in favor of suppliers, landlords and other counterparties at any one time outstanding not to exceed $~~50,000,000~~75,000,000 in the aggregate after taking into account any outstanding letters of credit and similar reimbursement obligations scheduled pursuant to Section 9.01(b), and Permitted Refinancings thereof;

(n) Guarantee Obligations of any Credit Party and its Subsidiaries in respect of Indebtedness otherwise permitted hereunder or other obligations not prohibited hereunder; provided that if such Indebtedness is subordinated to the Obligations, such Guarantee Obligation shall be subordinated to the same extent; and

(o) other unsecured Indebtedness not to exceed $~~5,000,000~~7,500,000 at any time outstanding;

(p) the Existing Earnout;

(q) Indebtedness of the type set forth in Section 9.01(d) of a Person whose assets or Capital Stock are acquired by a Credit Party or any of its Subsidiaries in a Permitted Acquisition so long as (i) such Indebtedness was in existence prior to the date of such acquisition and was not incurred in connection with, or in contemplation of, such acquisition, (ii) no Credit Party (other than such Person so acquired in such acquisition or any other Person that such Person merges with or that acquires the assets of such Person in connection with such acquisition) shall have any liability or other obligation with respect to such Indebtedness, (iii) if such Indebtedness is secured, no Lien thereon shall extend to or cover any other assets other than the property or equipment acquired in such acquisition (other than the proceeds or products thereof, accessions or additions thereto and improvements thereon) or attach to any other property of any Credit Party and (iv) the aggregate outstanding principal amount of such Indebtedness does not exceed $~~5,000,000~~7,500,000 at any time;

(r) Indebtedness consisting of promissory notes issued by any Credit Party or Subsidiary to former employees, officers, former officers, directors, and former directors (or any spouses, ex-spouses, beneficiaries, or estates of any of the foregoing) of any Credit Party or any Subsidiary issued to purchase or redeem Capital Stock of Parent (“Shareholder Redemption Notes”) issued in lieu of Restricted Payments permitted under Section 9.06(k);

(s) Indebtedness (x) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, (y) in respect of netting services, overdraft protection and other similar arrangements in connection with deposit or securities accounts in the ordinary course of business and (z) incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”), or cash management services, in each case, incurred in the ordinary course of business;

(t) endorsement of negotiable instruments for deposit in the ordinary course of business;

(u) unsecured contingent liabilities arising with respect to customary indemnification provisions or deferred purchase price adjustments in connection with any Investment permitted hereunder or in connection with any asset sale or other dispositions permitted hereunder;

(v) Indebtedness in respect of (x) workers’ compensation claims and self-insurance obligations (in each case other than for or constituting an obligation for money borrowed), including guarantees or obligations of Parent, the Borrowers and their respective Subsidiaries with respect to letters of credit supporting such workers’ compensation claims and/or self-insurance obligations and (y) bankers’ acceptances, bank guarantees, letters of credit and bid, performance, surety bonds or similar instruments issued for the account of Parent, the Borrowers and their respective Subsidiaries in the ordinary course of business, including guarantees or obligations of any such Person with respect to bankers’ acceptances and bid, performance or surety and appeals obligations;

(w) to the extent constituting Indebtedness, deferred compensation to employees, former employees, officers, former officers, directors, former directors, consultants (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in the ordinary course of business or in connection with the Transactions, the Amendment No. 1 Transactions, Permitted Acquisitions or other Investments permitted hereunder; ~~and~~

(x) unsecured earn-outs, seller notes, deferred purchase price obligations, holdbacks or similar obligations of any Credit Party, to the extent subordinated to the Obligations on terms and conditions reasonably satisfactory to the Agents~~.~~; and

(y) the Amendment No. 1 Preferred Stock with an aggregate initial liquidation preference of $175,000,000 (and any increase to the liquidation preference thereof as a result of any accumulated dividends in respect thereof not paid in cash).

SECTION 9.03 Limitation on Liens. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries or any Licensed Insurance Entity to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of any such Person (including its Capital Stock), whether now owned or hereafter acquired, except for the following (collectively, the “Permitted Liens”):

(a) Liens securing the Obligations;

(b) Liens existing as of the Closing Date and disclosed in Schedule 9.02 securing Indebtedness permitted under Section 9.01(b) (other than the Convertible Senior Notes) and any renewals or extensions thereof; provided, that no such Lien shall (1) secure Indebtedness under any Convertible Senior Notes or (2) encumber any additional property and the principal amount of Indebtedness secured by such Lien shall not be increased (as such Indebtedness may be permanently reduced subsequent to the Closing Date), except to the extent permitted by Section 9.01(b);

(c) Liens securing Capitalized Lease Liabilities and Liens securing Indebtedness of the type permitted under Section 9.01(d)(i); provided, that (i) the principal amount of the Indebtedness secured thereby does not exceed the cost of the applicable property at the time of such acquisition, replacement or construction and any fees, costs and expenses incurred in connection with the incurrence of such Indebtedness and (ii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause and proceeds thereof;

(d) Liens arising by operation of law in favor of carriers, warehousemen, mechanics, materialmen, suppliers, laborers and landlords and other similar Liens incurred in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been established on its books;

(e) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety, bid, appeal or performance bonds;

(f) judgment Liens not constituting an Event of Default under Section 10.01(f);

(g) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached and other Liens on any Real Property subject to a Mortgage that are identified in any title insurance policy issued in favor of the Administrative Agent;

(h) Liens for Taxes, assessments or other governmental charges or levies not yet due and payable or the non-payment of which is permitted by Section 7.10;

(i) Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary, so long as the applicable provisions of Section 8.12 have been complied with, in respect of such deposit accounts (other than Excluded Accounts);

(j) Nonexclusive licenses, leases and sublicenses, and subleases granted by any Credit Party or any Subsidiary of a Credit Party or leases or subleases by any Credit Party or any Subsidiary of a Credit Party, in the ordinary course of its business and covering only the assets so licensed, sublicensed, leased or subleased;

(k) Liens that are customary rights of set-off relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness;

(l) Liens arising from precautionary Uniform Commercial Code financing statements (or similar filings under other applicable law) regarding operating leases or consignment or bailee arrangements in the ordinary course of business;

(m) Cash collateral securing Indebtedness permitted under Section 9.01(m) in an amount not to exceed one hundred and ten percent (110%) of the amount of such Indebtedness;

(n) [reserved];

(o) Liens in favor of the Borrowers or any other Credit Party securing intercompany Indebtedness permitted under the Credit Documents so long as any such Liens on the Collateral are subject to the Intercompany Subordination Agreement;

(p) statutory and common law landlords’ liens under leases to which Parent or any of its Subsidiaries is a party;

(q) Liens of counterparties attaching solely to cash earnest money deposits made by Credit Parties or their Subsidiaries in connection with any letter of intent or purchase agreement entered into with respect to Permitted Acquisitions or capital expenditures permitted hereunder; and

(r) other Liens securing Indebtedness or other obligations in an aggregate principal amount at the time of incurrence of any such Indebtedness or other obligations not exceeding $~~5,000,000.~~7,500,000.

SECTION 9.04 Consolidation, Merger, etc. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except Permitted Acquisitions and other Investments permitted hereunder, provided, that (a) any Credit Party or Subsidiary of any Credit Party may liquidate or dissolve voluntarily into, and may merge with and into, any Borrower (so long as such Borrower is the surviving entity), (b) any Guarantor may liquidate or dissolve voluntarily into, and may merge with and into any Credit Party, (c) any Subsidiary that is not a Credit Party may liquidate or dissolve voluntarily into, and may merge with and into any other Subsidiary, (d) the assets or Capital Stock of any Credit Party may be purchased or otherwise acquired by any other Credit Party, (e) the assets or Capital Stock of any Subsidiary that is not a Credit Party may be purchased or otherwise acquired by any Borrower or any Subsidiary and (f) any Subsidiary of any Credit Party may file a certificate of division, adopt a plan of division or otherwise take any action to effectuate a division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any analogous action taken pursuant to Applicable Law with respect to any corporation, limited liability company, partnership or other entity), so long as such surviving Person shall have complied with the requirements of Section 8.11 within the time periods set forth therein.

SECTION 9.05 Permitted Dispositions. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, make a Disposition, or enter into any agreement to make a Disposition, of such Credit Party’s or such other Person’s assets (including receivables and Capital Stock of Subsidiaries) to any Person in one transaction or a series of transactions, unless such Disposition:

(a) is in the ordinary course of its business and is of surplus, used, obsolete or worn-out property or property no longer used or useful in its business;

(b) is a sale of Inventory in the ordinary course of business;

(c) is the leasing, subleasing or licensing, as lessor, of real or personal property no longer used or useful in such Person’s business or otherwise in the ordinary course of business;

(d) is a sale or disposition of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such Dispositions are reasonably promptly applied to the purchase price of similar replacement equipment, all in the ordinary course of business;

(e) is otherwise permitted by Section 9.02(j), 9.03, 9.05 (other than 9.05(l)) and 9.06 (other than 9.06(s));

(f) is a Disposition of property by one Credit Party to another Credit Party; provided, that no Credit Party shall consummate a Disposition of the Capital Stock of a Licensed Insurance Entity to another Credit Party, unless such Credit Party is subject to and in compliance with Section 9.16;

(g) is a Disposition of property by a non-Credit Party to a Credit Party if the purchase price of said property is not higher than its fair market value;

(h) is a Disposition of property by a non-Credit Party to a non-Credit Party;

(i) is a Disposition of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business or consistent with past practice (and not for financing purposes);

(j) is the lapse or abandonment of Intellectual Property that is in the reasonable judgment of any Borrower or its Subsidiaries no longer commercially desirable to maintain or necessary or material for the conduct of the business of such Borrower or its Subsidiaries;

(k) [reserved];

(l) so long as no Event of Default has occurred and is continuing, is a Disposition set forth on Schedule 1.01(g) the purchase price of which is paid with not less than 75% of cash and the seller thereof receives not less than fair market value for such assets;

(m) is a Disposition of cash or Cash Equivalents;

(n) is a Disposition of assets acquired in connection with a Permitted Acquisition which is made to obtain the approval of an anti-trust authority;

(o) is a Disposition constituting a taking by condemnation or eminent domain or transfer in lieu thereof, or a Disposition consisting of or subsequent to a total loss or constructive total loss of property;

(p) is the surrender or waiver of contractual rights and settlement or waiver of contractual or litigation claims;

(q) is the unwinding of any Hedging Transaction pursuant to its terms;

(r) is, to the extent required by applicable law and with respect to any Subsidiary that is a Foreign Subsidiary, the sale or other disposition of a nominal amount of Capital Stock in any Subsidiary in order to qualify members of the board of directors or equivalent governing body of such Subsidiary; ~~or~~

(s) so long as no Event of Default has occurred and is continuing, is a Disposition the purchase price of which is paid with not less than 75% of cash and the seller thereof receives not less than fair market value for such assets, not to exceed a value of $~~10,000,000~~15,000,000 in the aggregate for all Credit Parties and their Subsidiaries in any Fiscal Year; or

(t) the sale of Evolent Care Partners assets, including the employees, contracts, IP, and other assets required to operate the business represented by the Evolent Care Partners segment (and not required to operate any other business segment) (the “ECP Sale”), so long as (x) no Event of Default has occurred and is continuing, (y) the purchase price of the ECP Sale is paid with not less than 75% of cash and (z) the seller thereof receives not less than fair market value for such assets; provided that the ECP Sale shall only be permitted under this Section 9.04 pursuant to this clause (t);

provided, that, notwithstanding the foregoing, in no event shall any Credit Party, nor shall any Credit Party permit any of its Subsidiaries to, directly or indirectly, sell or otherwise dispose of any Capital Stock of any of its Subsidiaries, except (1) to qualify directors if required by Applicable Law or (2) pursuant to clause (e), (f), (g), (h), (k) or (l) above;

provided, further, that notwithstanding the foregoing, in no event shall any Credit Party, nor shall any Credit Party permit any of its Subsidiaries to, directly or indirectly, sell or otherwise dispose of any Intellectual Property, except in accordance with (j) and (l) above.

SECTION 9.06 Investments. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a) Investments existing on the Closing Date and identified in Schedule 7.12;

(b) Investments in cash and Cash Equivalents;

(c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(d) Investments by way of contributions to capital or purchases of Capital Stock (i) outstanding as of the date hereof and (ii) hereafter (x) by any Credit Party in any other Credit Party and (y) by any Subsidiary that is not a Credit Party in any Subsidiary that is not a Credit Party;

(e) Investments constituting (i) receivables arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case, in the ordinary course of business;

(f) Investments consisting of any deferred portion of the sales price received by any Credit Party in connection with any Disposition permitted under Section 9.04;

(g) Investments consisting of intercompany loans, other extensions of credit or other Investments (i) outstanding as of the date hereof and (ii) hereafter (x) by a Credit Party to any other Credit Party, (y) by a Subsidiary that is not a Credit Party to a Credit Party or another Subsidiary that is not a Credit Party or (z) by a Credit Party to any Subsidiary that is not a Credit Party or to any Licensed Insurance Entity, in each case so long as at the time of such Investment pursuant to this clause (z), (x) no Event of Default has occurred and is continuing and (y) either such Investment is scheduled on Schedule 9.05(g) or until the consummation of the Disposition set forth on Schedule 1.01(g), the amount of such non-scheduled Investments shall be in the ordinary course of business consistent with past practice and not exceed $~~35,000,000~~52,500,000 (which such amount shall be increased by 20% on each anniversary of the Closing Date) in the aggregate at any time; provided, that, any intercompany Indebtedness described above: (1) shall be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Agents, duly executed and delivered in pledge to the Administrative Agent pursuant to the Security Documents, and shall not be forgiven or otherwise discharged for any consideration other than and to the extent of repayment in cash; and (2) shall be subordinated to the Obligations pursuant to the subordination terms set forth therein;

(h) Permitted Acquisitions;

(i) the maintenance of deposit accounts in the ordinary course of business so long as the applicable provisions of Section 8.12 have been complied with in respect of such deposit accounts;

(j) [reserved];

(k) Investments in any Person to the extent such Investment represents the non-cash portion of the consideration received in a Disposition permitted pursuant to Section 9.04(i) or (m);

(l) Investments consisting of (i) Indebtedness permitted by Section 9.01 (other than Section 9.01(e)), (ii) transactions permitted by Section 9.03, (iii) Dispositions permitted by Section 9.04 (other than Section 9.04(e)), (iv) Restricted Payments permitted by Section 9.06 (other than Section 9.06(s)) and (v) transactions permitted under Section 9.09 (other than Section 9.09(b);

(m) the Credit Parties and their Subsidiaries may (i) extend trade credit in the ordinary course of business and (ii) acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

(n) the Credit Parties and their Subsidiaries may endorse negotiable instruments held for collection in the ordinary course of business;

(o) to the extent constituting Investments, the Credit Parties and their Subsidiaries may make earnest money deposits made in connection with the acquisition of property or assets not prohibited hereunder;

(p) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof in connection with the settlement of delinquent accounts in the ordinary course of business or from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(q) prepaid expenses or lease, utility and other similar deposits, in each case made in the ordinary course of business;

(r) promissory notes or other obligations of officers or other employees of such Credit Party or such Subsidiary acquired in connection with such officers’ or employees’ acquisition of Capital Stock in such Credit Party or such Subsidiary, so long as no cash is advanced by any Borrower or any of their respective Subsidiaries in connection with such Investment;

(s) Investments of any person that becomes a Subsidiary on or after the Closing Date; provided that (i) such Investments exist at the time such person is acquired, (ii) such Investments are not made in anticipation or contemplation of such person becoming a Subsidiary, and (iii) such Investments are not directly or indirectly recourse to any Credit Party or any other Subsidiary or any of their respective assets, other than to the person that becomes a Subsidiary;

(t) so long as no Default or Event of Default has occurred and is continuing, Investments funded with equity proceeds of Qualified Capital or consideration paid in respect of the Capital Stock of Parent and contributed as Qualified Capital Stock to Evolent;

(u) the Transactions;

(v) ~~[reserved];~~ the Amendment No. 1 Transactions;

(w) [reserved];

(x) Investments made in any Licensed Insurance Entity and Justify Holdings, Inc. to be used as statutory capital or for other capital reserves to the extent required by Applicable Laws or regulations or to the extent required by any Governmental Authority; provided, that, any Investments described in this clause (x) in an aggregate amount exceeding $~~4,000,000~~6,000,000 at any time shall be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Agents (it being understood that any provisions required to be included in such note or notes under Applicable Law or as required by any applicable regulator or regulatory entity shall be satisfactory to the Agents), duly executed and delivered in pledge to the Administrative Agent pursuant to the Security Documents, and shall not be forgiven or otherwise discharged for any consideration other than and to the extent of repayment in cash;

(y) loans and other advances to officers, director and employees in an amount not to exceed $~~2,000,000~~3,000,000 at any time;

(z) [reserved]; and

(aa) so long as no Event of Default has occurred and is continuing, additional Investments in an amount not to exceed $~~10,000,000~~15,000,000 at any time.

In addition, to the extent an Investment is permitted to be made by a Subsidiary directly in any Subsidiary or any other Person who is not a Credit Party (each such person, a “Target Person”) under any provision of this Section 9.05, such Investment may be made by advance, contribution or distribution by a Credit Party to a Subsidiary or Parent, which is further contemporaneously advanced or contributed to a Subsidiary for purposes of making the relevant Investment in the Target Person without such initial advance, contribution or distribution constituting an Investment (it being understood that such ultimate Investment in the Target Person must satisfy the requirements of, and shall count towards any thresholds in, a provision of this Section 9.05 as if made by the applicable Subsidiary directly to the Target Person).

SECTION 9.07 Restricted Payments, etc. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, make any Restricted Payment, or make any deposit for any Restricted Payment, other than:

(a) payments by any Subsidiary of a Borrower to such Borrower or its direct parent (and, in the case of a Restricted Payment by a non-wholly owned Subsidiary, to a Borrower and any other Subsidiaries and to each other owner of Capital Stock of such Subsidiary based on their relative ownership interests of the relevant class of Capital Stock);

(b) Restricted Payments by any Credit Party or any of its Subsidiaries to pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock (other than Disqualified Capital Stock);

(c) Restricted Payments by any Credit Party or any of its Subsidiaries to Parent to enable Parent to pay any applicable income or franchise Taxes then due and payable, to the extent such Taxes are attributable to the activities or income of the Borrowers and its Subsidiaries;

(d) regularly scheduled, nonaccelerated payments with respect to Indebtedness subordinated to the Obligations (including, without limitation, seller notes and earnout obligations) to the extent expressly permitted by the applicable subordination agreement or such other subordination terms with respect thereto;

(e) the 2024 Convertible Notes Repurchase on the maturity date (as set forth in the 2024 Convertible Notes);

(f) redemptions, repurchases, retirements or other acquisitions of Capital Stock (i) deemed to occur on the exercise of options by the delivery of Capital Stock in satisfaction of the exercise price of such options or (ii) in consideration of withholding or similar taxes payable by any future, present or former officer, employee, director, member of management, or consultant (or their respective estates, executors, administrators, heirs, family members, legatees, distributees, spouses, former spouses, domestic partners and former domestic partners), including deemed repurchases in connection with the exercise of stock options or vesting of performance stock units or restricted stock units; provided, that, any Restricted Payments made pursuant to this clause (f) are not be made in cash;

(g) conversion of the 2024 Convertible Notes and/or the 2025 Convertible Notes into Qualified Capital Stock of Parent in accordance with the terms thereof;

(h) all mandatory or scheduled payments in respect of the Convertible Senior Notes;

(i) payment and/or satisfaction of the Existing Earnouts (whether by way of cash payments or issuance of Capital Stock of the Parent);

(j) the 2025 Convertible Notes Repurchase on the maturity date (as set forth in the 2025 Convertible Notes);

(k) to the extent no Event of Default has occurred and is continuing at the time of such distribution (both before and after giving effect thereto), any Credit Party and any of its Subsidiaries may make distributions in an amount sufficient to make payments (with cash or Shareholder Redemption Notes) on account of the purchase, redemption, or other acquisition or retirement of any shares of the Capital Stock of a Credit Party or Subsidiary from former employees, officers, or directors of the Credit Parties and their Subsidiaries (or any spouses, ex-spouses, beneficiaries or estates of any of the foregoing) which may be in the form of forgiveness of Indebtedness, and Parent may make such payments (with cash or Shareholder Redemption Notes) on account of the purchase, redemption, or other acquisition or retirement of any shares of its Capital Stock, and, in each case, make distributions to satisfy any tax liabilities arising in connection with such transactions; provided that the amount of such distributions and repurchases (including any such distributions or repurchases in the form of forgiveness of Indebtedness) may not exceed the sum of (x)  $~~2,000,000~~3,000,000 in any Fiscal Year plus (y) the amount of the cash proceeds of any permitted issuance of Qualified Capital Stock received by the Parent or Evolent for the purpose of making such payments and used solely for such purpose plus (z) key man life insurance proceeds received by the Parent, Borrowers or any of their respective Subsidiaries during such Fiscal Year;

(l) [reserved];

(m) the making of any Restricted Payment within 60 days after the date of declaration thereof, if at the date of such declaration such Restricted Payment would have complied with another provision of this Section 9.06; provided that the making of such Restricted Payment will reduce capacity for Restricted Payments pursuant to such other provision when so made;

(n) to the extent constituting Restricted Payments, the consummation of the Transactions and the Amendment No. 1 Transactions;

(o) (i) the redemption, repurchase, retirement or other acquisition of any Capital Stock (“Retired Capital Stock”) of Parent in exchange for, or out of the proceeds of, the substantially concurrent sale of, Capital Stock of Parent or contributions to the equity capital of Parent (other than any Disqualified Capital Stock) (collectively, including any such contributions, “Refunding Capital Stock”) and (ii) the declaration and payment of dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale of Refunding Capital Stock;

(p) the Parent and its Subsidiaries may make any payments required by the terms of the TRA;

(q) the Parent or any of the Subsidiaries may pay cash in lieu of fractional Capital Stock in connection with any dividend, split or combination thereof, any Permitted Acquisition or any exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock;

(r) to the extent no Event of Default has occurred or is continuing and to the extent not prohibited by the applicable subordination provisions applicable thereto, the Parent and its Subsidiaries may pay earn-outs, seller notes, deferred purchase price obligations, holdbacks or similar obligations that were incurred pursuant to Section 9.01(x);

(s) to the extent constituting Restricted Payments, the Borrowers and their respective Subsidiaries may enter into and consummate transactions permitted by Section 9.04 (other than Section 9.04(e)) and Section 9.05 (other than Section 9.05(l))~~.~~ ; or

(t) with respect to the Amendment No. 1 Preferred Stock, (i) the making of all Regular Dividends (as defined in that certain Certificate of Designation of Cumulative Series A Convertible Preferred Shares of the Parent, as in effect on the Amendment No. 1 Effective Date) required by the terms of the Parent’s Organizational Documents (as in effect on the Amendment No. 1 Effective Date) and (ii) the making of any other dividend or distribution thereon or redemption (whether optionalor mandatory), repurchase, retirement or other acquisition thereof; provided that the amount of such Restricted Payments made pursuant to clause (t)(ii) may not exceed the sum of (x) $10,000,000,plus (y) additional amounts, so long as after giving effect to such Restricted Payment made in reliance on this clause (t)(ii), the Total Leverage Ratio on a Pro Forma Basis as of the last day of, and for, the most recently ended Test Period would be less than or equal to 2.40:1.00.

To the extent that the Parent or its Subsidiaries are permitted to make any Restricted Payments pursuant to this Section 9.06, the same may be made as a loan or advance to the recipient thereof, and in such case the amount of such loan or advance so made shall reduce the amount of Restricted Payments that may be made by the Parent or its Subsidiaries in respect thereof.

SECTION 9.08 Modification of Certain Agreements. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in (a) any of the Organization Documents (other than any such amendment in connection with the Preferred Equity Issuance) if such amendment, modification or change would (i) require any mandatory redemption date of any Capital Stock, (ii) require any cash dividends or other payments in cash to be made earlier than the Maturity Date, (iii) in the case of a Credit Party, modify any name, jurisdiction of organization, organizational identification number or federal identification number unless at least five (5) Business Days prior written notice shall be given to the Administrative Agent (or such shorter period of time reasonably agreed to by the Administrative Agent) or (iv) otherwise be materially adverse to the interests of the Administrative Agent or the Lenders in any respect, (b) any document, agreement or instrument evidencing or governing any Indebtedness that has been contractually subordinated to the Obligations in right of payment or any Liens that have been contractually subordinated in priority to the Liens of the Administrative Agent, unless such amendment, supplement, waiver or other modification is permitted under the terms of the subordination agreement applicable thereto or (c) any Material Contract, except to the extent that such amendment, modification or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lender.

SECTION 9.09 Sale and Leaseback. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person.

SECTION 9.10 Transactions with Affiliates. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any Affiliate except (a) on fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not an Affiliate, (b) any transaction expressly permitted under Section 9.03, Section 9.05(d), Section 9.05(g), Section 9.05(j), Section 9.05(r), Section 9.05(v), Section 9.05(w), Section 9.05(y) or Section 9.06, (c) customary fees to, and indemnifications of, directors, officers, consultants and employees of the Credit Parties and their respective Subsidiaries, (d) the payment of reasonable and customary compensation and indemnification arrangements and benefit plans (including, without limitation, health, disability and insurance plans) for officers and employees of the Credit Parties and their respective Subsidiaries in the ordinary course of business, (e) arrangements, transactions and contracts consented to by the Administrative Agent, (f) employment agreements and severance arrangements entered into by a Credit Party or any of the Subsidiaries in the ordinary course of business, (g) capital contributions by Parent or any of its Subsidiaries to any Subsidiary, to the extent otherwise permitted hereunder, (h) payments of loans (or cancellations of loans) to employees that are (A) approved by a majority of the board of directors (or other governing body) of the applicable Credit Party in good faith, (B) made in compliance with applicable law, and (C) otherwise permitted under this Agreement, (i) arrangements, transactions or contracts among the Credit Parties, their Subsidiaries, (j) (A) the Transactions and performance of the Credit Parties and their Subsidiaries of their obligations under the ~~TPG~~Minuet Acquisition Agreement and (B) the Amendment No. 1 Transactions and performance of the Credit Parties and their Subsidiaries of their obligations under the TPG Acquisition Agreement, (k) the non-exclusive licensing of patents, trademarks, software, know-how, copyrights or other intellectual property rights in the ordinary course of business to permit the commercial exploitation of intellectual property rights, (l) payments to or from, and transactions with, joint ventures, in the ordinary course of business, in each case to the extent otherwise permitted under Section 9.05 and (m) arrangements, transactions or contracts set forth on Schedule 9.09.

SECTION 9.11 Restrictive Agreements, etc. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into any agreement (other than a Transaction Document) prohibiting:

(a) the creation or assumption by any Credit Party of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;

(b) the ability of such Person to amend or otherwise modify any Credit Document; or

(c) the ability of such Person to make any dividends, directly or indirectly, to the Credit Parties.

The foregoing prohibitions shall not apply to (i) customary restrictions of the type described in clause (a) above (which do not prohibit the Credit Parties from complying with or performing the terms of this Agreement and the other Credit Documents) which are contained in any agreement, (A) governing any Indebtedness permitted by Section 9.01(d) as to assets financed with the proceeds of such Indebtedness, (B) for the creation or assumption of any Lien on the sublet or assignment of any leasehold interest of any Credit Party or any of its Subsidiaries entered into in the ordinary course of business, (C) for the assignment of any contract entered into by any Credit Party or any of its Subsidiaries in the ordinary course of business or (D) for the transfer of any asset pending the close of the sale of such asset pursuant to a Disposition permitted under this Agreement, (ii) the agreements listed on Schedule 9.10, (iii) agreements in relation to the obligations set forth in Section 9.01(q) and (y) and (iv) any subordination agreement entered into by the Administrative Agent and any applicable counterparty as required hereunder;

SECTION 9.12 Hedging Transactions. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into any Hedging Transaction, except (a) Hedging Transactions entered into to hedge or mitigate risks to which such Credit Party or such Subsidiary has actual exposure (other than those in respect of Capital Stock) and (b) Hedging Transactions entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rate, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of such Credit Party or such Subsidiary.

SECTION 9.13 Changes in Business. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to engage in any business other than the businesses the Credit Parties and their Subsidiaries are engaged in as of the date hereof and other businesses that are reasonably related, ancillary or incidental thereto or reasonable extensions thereof.

SECTION 9.14 Financial Performance Covenant. The Credit Parties will not permit:

(a) [Reserved].

(b) Minimum Liquidity. Liquidity to be less than $15,000,000 at any time.

(c) Total Secured Leverage Ratio. The Total Secured Leverage Ratio, as of the last day of each Fiscal Quarter for each Test Period (commencing with the Test Period ending on September 30, 2022) to ~~be greater than 6:00:1.00~~.exceed the ratio set forth below opposite such date:

Fiscal Quarter End Date	Maximum Total Secured Leverage Ratio
September 30, 2022	6.00 to 1.00
December 31, 2022	6.00 to 1.00
March 31, 2023	6.50 to 1.00
June 30, 2023	6.50 to 1.00
September 30, 2023	6.50 to 1.00
December 31, 2023	6.50 to 1.00
March 31, 2024 and thereafter	6.00 to 1.00

(d) Cure Right.

(i) Notwithstanding anything to the contrary contained in this Section 9.13, in the event the Borrowers fail or reasonably believes they will fail to comply with the requirements of the financial covenants set forth in Section 9.13) (the “Leverage Covenant”) until the expiration of the day that is ten (10) Business Days after the earlier to occur of (i) the date the Compliance Certificate calculating such covenants is actually delivered to the Administrative Agent and (ii) the date the Compliance Certificate calculating such covenants is required to be delivered pursuant to Section 8.01(d) Parent shall have the right to cure (and shall be deemed to have cured) any Event of Default resulting from such breach if Parent or any parent entity thereof issues Capital Stock (other than Disqualified Capital Stock), directly or indirectly, to the equity holders of Parent or any parent thereof for cash, or otherwise receives cash contributions to the capital of Parent, which is contributed contemporaneously to Evolent (the “Cure Right”) in such amounts as are necessary to be in compliance with such Leverage Covenant (the “Cure Amount”), which Cure Amount shall be deemed to increase Consolidated Adjusted EBITDA for such period and shall be so calculated for any subsequent period that includes the Fiscal Quarter in respect of which the Cure Right was exercised. In no event shall the Cure Amount be greater than the amount required for purposes of complying with the Leverage Covenant as set forth herein. The Cure Right may not be exercised more than two (2) times in any four (4) consecutive quarterly periods, and not more than five (5) times during the term of this Agreement.

(ii) Upon the Administrative Agent’s receipt of the Cure Amount, the Leverage Covenant shall be recalculated and if the Credit Parties in compliance with the requirements of the Leverage Covenant, then the Credit Parties shall be deemed to have satisfied such Leverage Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Leverage Covenant that occurred shall be deemed cured for the purposes of this Agreement; it being understood and agreed that, upon receipt by Administrative Agent of a timely irrevocable written notice from the Administrative Borrower stating that it intends to exercise the Cure Right hereunder and until the expiration of the ten (10) Business Day period referenced above, neither Administrative Agent nor any Lender shall exercise any remedies (including applying any Default Rate), or take any actions, against any Credit Party or any of its Subsidiaries or their respective assets or property as a result of any Event of Default arising solely due to the breach of the Leverage Covenant; provided, that, subject to the foregoing, such Default or Event of Default shall be deemed existing for all other purposes of the Credit Documents. The resulting increase to Consolidated Adjusted EBITDA from the exercise of the Cure Right shall not result in any adjustment to Consolidated Adjusted EBITDA or any other financial definition for any purposes under this Agreement or any Credit Document, other than for purposes of calculating the applicable Leverage Covenant.

SECTION 9.15 Disqualified Capital Stock. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, issue any Disqualified Capital Stock (other than the Amendment No. 1 Preferred Stock (and any increase to the liquidation preference thereof as a result of any accumulated dividends in respect thereof not paid in cash)).

SECTION 9.16 [Reserved].

SECTION 9.17 Holdings Covenant.

(a) Parent.

(i) Parent shall not own or acquire any assets (other than Capital Stock, cash and Cash Equivalents) or engage in any business or activity other than (i) the ownership of Capital Stock, and activities and assets incidental thereto, (ii) the maintenance of its corporate existence and activities incidental thereto and to its existence as a public company, including general and corporate overhead and the ability to incur fees, costs and expenses relating to such maintenance, (iii) activities required to comply with Applicable Laws, (iv) maintenance and administration of stock option and stock ownership plans and activities incidental thereto, (v) the receipt of Restricted Payments to the extent permitted by Section 9.06, (vi) concurrently with any issuance of Capital Stock, the redemption, purchase or retirement of any Capital Stock of Parent using the proceeds of, or conversion or exchange of any Capital Stock of, Parent for, such Capital Stock, (viii) the obtainment of, and the payment of any fees and expenses for, management, consulting, investment banking and advisory services to the extent otherwise permitted by this Agreement, (ix) compliance with its obligations under the Credit Documents, the Amendment No. 1 Preferred Stock or any Indebtedness or guarantees permitted under Section

9.16(a)(ii), (x) activities necessary or reasonably advisable for or incidental to the registration and listing of Parent’s common stock and the continued existence of Parent as a public company, (xi) any public offering of its common stock, the Preferred Equity Issuance or any other issuance of its Capital Stock (including Qualified Capital Stock), (xii) the execution, delivery and performance of contracts in the ordinary course of business and consistent with past practice, (xiii) any transaction that Parent is expressly permitted to enter into or consummate under this Article IX, (xiv) providing indemnification and contribution to directors, officers, employees, members of management, and consultants, (xv) activities incidental to any of the foregoing activities.

(ii) Parent shall not create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Credit Documents (or any Permitted Refinancing thereof), (ii) other unsecured Indebtedness permitted under Section 9.01, (iii) unsecured Guarantee Obligations of obligations of the Borrowers and their respective Subsidiaries to the extent not prohibited herein and (iv) liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence and permitted business and activities.

(iii) Parent shall not create, incur, assume or permit to exist any Lien (other than Liens permitted by Sections 9.02(a), (f) and (h) or other non-consensual Permitted Liens arising by operation of applicable law) on any of the Voting Stock issued by Evolent to Parent.

(b) EH Holding Company, Inc.

(i) EH Holding Company, Inc. shall not own or acquire any assets (other than Capital Stock, cash and Cash Equivalents) or engage in any business or activity other than (i) the ownership of Capital Stock, and activities and assets incidental thereto, (ii) the maintenance of its corporate existence and activities incidental thereto, including general and corporate overhead, (iii) activities required to comply with Applicable Laws, (iv) maintenance and administration of stock option and stock ownership plans and activities incidental thereto, (v) the receipt of Restricted Payments to the extent permitted by Section 9.06, (vi) concurrently with any issuance of Capital Stock, the redemption, purchase or retirement of any Capital Stock of Parent using the proceeds of, or conversion or exchange of any Capital Stock of, EH Holding Company, Inc. for, such Capital Stock, (viii) the obtainment of, and the payment of any fees and expenses for, management, consulting, investment banking and advisory services to the extent otherwise permitted by this Agreement, (ix) compliance with its obligations under the Credit Documents or any Indebtedness or guarantees permitted under Section 9.16(b)(ii), (x) any transaction that EH Holding Company, Inc. is expressly permitted to enter into or consummate under this Article IX and (xi) activities incidental to any of the foregoing activities.

(ii) EH Holding Company, Inc. shall not create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Credit Documents (or any Permitted Refinancing thereof) and (ii) liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence.

(iii) EH Holding Company, Inc. shall not create, incur, assume or permit to exist any Lien on any Capital Stock of any Subsidiary or joint venture of EH Holding Company, Inc. to EH Holding Company, Inc.

(c) Holding Company Guarantor.

(i) No Holding Company Guarantor shall own or acquire any assets (other than Capital Stock, cash and Cash Equivalents) or engage in any business or activity other than (i) the ownership of Capital Stock, and activities and assets incidental thereto, (ii) the maintenance of its corporate existence and activities incidental thereto, including general and corporate overhead, (iii) activities required to comply with Applicable Laws, (iv) maintenance and administration of stock option and stock ownership plans and activities incidental thereto, (v) the receipt of Restricted Payments to the extent permitted by Section 9.06, (vi) concurrently with any issuance of Capital Stock, the redemption, purchase or retirement of any Capital Stock of Parent using the proceeds of, or conversion or exchange of any Capital Stock of, such Holding Company Guarantor for, such Capital Stock, (viii) the obtainment of, and the payment of any fees and expenses for, management, consulting, investment banking and advisory services to the extent otherwise permitted by this Agreement, (ix) compliance with its obligations under the Credit Documents or any Indebtedness or guarantees permitted under Section 9.16(c)(ii), (x) any transaction that Holding Company Guarantor is expressly permitted to enter into or consummate under this Article IX and (xi) activities incidental to any of the foregoing activities.

(ii) No Holding Company Guarantor shall create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Credit Documents (or any Permitted Refinancing thereof) and (ii) liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence.

(iii) No Holding Company Guarantor shall create, incur, assume or permit to exist any Lien on any Capital Stock of any Subsidiary or joint venture of such Holding Company Guarantor to such Holding Company Guarantor.

ARTICLE X

Events of Default

SECTION 10.01 Listing of Events of Default. Each of the following events or occurrences described in this Section 10.01 shall constitute an “Event of Default”:

(a) Nonpayment of Obligations. The Borrowers shall default in the payment of:

(i) any principal of any Loan when such amount is due; or

(ii) any interest on any Loan when such amount is due and such default shall continue unremedied for a period of five (5) Business Days after such amount is due; or

(iii) any fee described in Article IV or any other monetary Obligation under the Credit Documents when such amount is due and such default shall continue unremedied for a period of five (5) Business Days after such amount is due.

(b) Breach of Warranty. Any representation or warranty of any Credit Party made or deemed to be made in any Credit Document (including any certificates delivered pursuant to Article VI) which, by its terms, is subject to a materiality qualifier, is or shall be incorrect in any respect when made or deemed to have been made or any other representation or warranty of any Credit Party made or deemed to be made in any Credit Document (including any certificates delivered pursuant to Article VI) is or shall be incorrect in any material respect when made or deemed to have been made.

(c) Non-Performance of Certain Covenants and Obligations. Any Credit Party shall default in the due performance or observance of any of its obligations under (i) Section 8.01(a) through (d), Section 8.01(f), Section 8.03, Section 8.05(a)(i) (solely with respect to the existence of the Parent and the Credit Parties), Section 8.10, Section 8.11(b), Section 8.11(c), Section 8.12, Section 8.15, Section 8.16, 8.17 or Article IX and (ii) Section 8.01(e) and such default under this subclause (ii) shall continue unremedied for a period of five (5) Business Days after the earlier of (x) any officer of any Credit Party shall first have actual knowledge thereof or (y) any Credit Party receives written notice from the Administrative Agent or the Required Lenders in respect thereof.

(d) Non-Performance of Other Covenants and Obligations. Any Credit Party shall default in the due performance and observance of any covenant obligation contained in any Credit Document executed by it (other than as specified in Section 10.01(a), Section 10.01(b) or Section 10.01(c)), and such default shall continue unremedied for a period of thirty (30) Business Days after the earlier of (i) any officer of any Credit Party shall first have actual knowledge thereof or (ii) any Credit Party receives written notice from the Administrative Agent or the Required Lenders in respect thereof.

(e) Default on Other Indebtedness. (i) A default shall occur in the payment of any amount when due (subject to any applicable grace period or cure period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than the Obligations) of any Credit Party, or Subsidiary of any Credit Party having a principal or stated amount, individually or in the aggregate, in excess of $20,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become immediately due and payable or (iii) an “Event of Default” (as defined in the Convertible Senior Notes) shall have occurred and be continuing under the Convertible Senior Notes if the effect of such Event of Default is to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become immediately due and payable or if, as a result of such Event of Default thereunder, the maturity of any Notes (as defined in the Convertible Senior Notes) thereunder has been accelerated, the Commitments (as defined therein) shall have been terminated or the noteholders otherwise shall cause such Notes to become due and payable (or require the conversion of such Convertible Senior Notes) in its entirety prior to its expressed maturity; provided that clauses (i) and (ii) shall not apply to (x) Indebtedness which is convertible into Capital Stock and converts to Capital Stock in accordance with its terms and such conversion is not prohibited hereunder or (y) any breach or default that is waived (including in the form of amendment or forbearance) by the required holders of the applicable item of Indebtedness, in either case, prior to the acceleration of Loans pursuant to Section 10.02.

(f) Judgments. Any final judgment or order for the payment of money individually or in the aggregate in excess of $20,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has been notified of the claim and has not disputed coverage) shall be rendered against any Credit Party or any of its Subsidiaries and such judgment shall not have been satisfied, vacated or discharged or stayed or bonded pending appeal within sixty (60) days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

(g) Plans. An ERISA Event occurs that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(h) Bankruptcy, Insolvency, etc. Any Credit Party or any of its Significant Subsidiaries shall:

(i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, its debts as they become due;

(ii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the assets or other property of any such Person, or make a general assignment for the benefit of creditors;

(iii) in the absence of such application, consent or acquiesce to or permit or suffer to exist, the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days; provided, that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such sixty (60)-day period to preserve, protect and defend their rights under the Credit Documents;

(iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced in by such Person, or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; provided, that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents; or

(v) take any action authorizing, or in furtherance of, any of the foregoing.

(i) Impairment of Security, etc. Any Credit Document or any Lien granted thereunder with respect to any material portion of the Collateral (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Credit Party thereto, or any Credit Party or any other Person shall contest in writing such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Credit Document, any Lien on any material portion of the Collateral shall cease to be a perfected Lien (other than as a result of the Administrative Agent’s failure to take any action within its control).

(j) Change of Control. Any Change of Control shall occur.

(k) Subordination. The subordination provisions of any subordination agreement or any subordination provisions governing any subordinated Indebtedness shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Credit Party or any Affiliate of a Credit Party shall contest in writing the validity or enforceability thereof or deny in writing that it has any further liability or obligation thereunder, or the Obligations, for any reason shall not have the priority contemplated by such subordination provisions (other than as a result of the Administrative Agent’s failure to take any action within its control).

SECTION 10.02 Remedies Upon Event of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent (i) may, and at the direction of the Required Revolving Lenders or Required Lenders, shall, by notice to the Administrative Borrower permanently reduce the Revolver Commitment in whole or in part, (ii) may, at the direction of the Required Lenders, declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate, (iii) may, and at the direction of the Required Lenders shall, set-off against any outstanding Obligations amounts held for the account of the Credit Parties as cash collateral or in the accounts of any Credit Party maintained by or with the any Agent, any Lender or their respective Affiliates and (iv) may, and at the direction of the Required Lenders shall, take any action or exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Credit Documents or applicable Law; provided, that notwithstanding the foregoing, upon the occurrence of an Event of Default under Section 10.01(h), all Commitments shall be automatically terminated and all Obligations shall automatically become due and payable. The Borrowers, jointly and severally, shall pay the Prepayment Premium upon any Term Loans so accelerated or any Commitments so reduced or terminated pursuant to this Section 10.02, if required by Section 4.04. The Lenders and the Administrative Agent shall have all other rights and remedies available at law or in equity or pursuant to any Credit Documents.

ARTICLE XI

The Administrative Agent

SECTION 11.01 Appointment. Each Lender (and, if applicable, each other Secured Party) hereby appoints Ares as its Administrative Agent under and for purposes of each Credit Document and hereby authorizes the Administrative Agent to act on behalf of such Lender (or, if applicable, each other Secured Party) under each Credit Document and, in the absence of other written instructions from the Lenders, pursuant to the terms of the Credit Documents received from time to time by the Administrative Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto. Each Lender (and, if applicable, each other Secured Party) hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent.

SECTION 11.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 11.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders or any other Secured Party for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of any Credit Party or other Person to perform its obligations hereunder or thereunder. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any bankruptcy or insolvency law or other similar law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any bankruptcy or insolvency law or other similar law. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party.

SECTION 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, electronic mail, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other requisite Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and all other Secured Parties.

SECTION 11.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder, except with respect to any Default or Event of Default in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders unless the Administrative Agent has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as the Administrative Agent shall deem advisable in the best interests of the Secured Parties.

SECTION 11.06 Nonreliance on Administrative Agent and Other Lenders. Each Lender (and, if applicable, each other Secured Party) expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Credit Party or any Affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender or any other Secured Party. Each Lender (and, if applicable, each other Secured Party) represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender (and, if applicable, each other Secured Party) also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Credit Party or any Affiliate of a Credit Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

SECTION 11.07 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Total Credit Exposure in effect on the date on which indemnification is sought under this Section 11.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Total Credit Exposure immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents, any Specified Hedging Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section 11.07 shall survive the payment of the Loans and all other amounts payable hereunder.

SECTION 11.08 Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though the Administrative Agent were not the Administrative Agent. With respect to its Loans made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender,” “Lenders,” “Secured Party” and “Secured Parties” shall include the Administrative Agent in its individual capacity.

SECTION 11.09 Successor Agents. The Administrative Agent may resign as Administrative Agent, upon twenty (20) days’ notice to the Lenders and the Administrative Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Credit Documents, then the Required Lenders (or with respect to the Revolving Agent, the Required Revolving Lenders) shall appoint from among the Lenders a successor agent, which successor agent shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by the Administrative Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights (other than any rights to indemnity payments owed to the retiring Administrative Agent), powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights (other than any rights to indemnity payments owed to the retiring Administrative Agent), powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no applicable successor agent has accepted appointment as Administrative Agent by the date that is twenty (20) days following such retiring Administrative Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless thereupon become effective (except that in the case of any Collateral held by the Administrative Agent for the benefit of the Secured Parties under any of the Credit Documents, the Administrative Agent will continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After an Agent’s resignation as the Administrative Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Credit Documents.

SECTION 11.10 Agents Generally. Except as expressly set forth herein, the Administrative Agent shall not have any duties or responsibilities hereunder in its capacity as such.

SECTION 11.11 Restrictions on Actions by Lenders; Sharing of Payments.

(a) Each of the Lenders agrees that it shall not, without the express written consent of the Administrative Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Administrative Agent, set-off against the Obligations, any amounts owing by such Lender to any Credit Party or any of their respective Subsidiaries or any deposit accounts of any Credit Party or any of their respective Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Administrative Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Credit Document against any Credit Party or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b) Subject to Section 12.09, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from the Administrative Agent pursuant to the terms of this Agreement, or (ii) payments from the Administrative Agent in excess of such Lender’s pro rata share of all such distributions by the Administrative Agent, such Lender promptly shall (A) turn the same over to the Administrative Agent, in-kind, and with such endorsements as may be required to negotiate the same to the Administrative Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders, so that such excess payment received shall be applied ratably as among the Lenders in accordance with their pro rata shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

SECTION 11.12 Agency for Perfection. Administrative Agent hereby appoints each other Secured Party as its agent (and each Secured Party hereby accepts such appointment) for the purpose of perfecting the Administrative Agent’s Liens in assets which, in accordance with Article 7 or Article 8, as applicable, of the Uniform Commercial Code of any applicable state can be perfected only by possession or control. Should any Secured Party obtain possession or control of any such Collateral, such Secured Party shall notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefor shall deliver possession or control of such Collateral to Administrative Agent or in accordance with Administrative Agent’s instructions.

SECTION 11.13 Authorization to File Proof of Claim. In case of the pendency of any bankruptcy, insolvency or other similar proceeding with respect to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable or whether the Administrative Agent shall have made any demand therefor) shall be entitled: (i) to file and prove a claim in such proceeding for the full amount of the principal and interest owing and unpaid in respect of the Loans and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for reimbursement under Section 12.05) allowed in such proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any trustee, liquidator or another similar official in any such proceedings is hereby authorized by each Lender to make such payments to the Administrative Agent for the account of such Lender. Nothing contained herein shall be deemed to authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the obligations of the Credit Party hereunder or the rights of any Lender, or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 11.14 Credit Bids. Each Credit Party and each Secured Party hereby irrevocably authorizes Administrative Agent, based upon the written instruction of the Required Lenders, to bid and purchase (either directly or through one (1) or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted (i) by the Administrative Agent under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code (ii) under the provisions of the Bankruptcy Code, including Section 363, 365 and/or 1129 of the Bankruptcy Code or (iii) by the Administrative Agent (whether by judicial action or otherwise, including a foreclosure sale) in accordance with applicable law (clauses (i), (ii) an (iii), a “Collateral Sale”); and in connection with any Collateral Sale based upon the written instruction of Required Lenders, the Administrative Agent may accept noncash consideration, including debt and equity securities issued by such acquisition vehicle under the direction or control of the Administrative Agent and the Administrative Agent may offset all or any portion of the Obligations against the purchase price of such Collateral. Each Secured Party hereby agrees that, except as otherwise provided in any Credit Documents, or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any Credit Documents, or exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.

SECTION 11.15 Binding Effect. Each Secured Party, by accepting the benefits of the Credit Documents, agrees that (i) any action taken by the Administrative Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Credit Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

ARTICLE XII

Miscellaneous

SECTION 12.01 Amendments and Waivers. Neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 12.01. The Required Lenders may, or, with the consent of the Required Lenders or the Administrative Agent, as applicable, may, from time to time, (a) enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or the Credit Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, that no such waiver, amendment, supplement or modification shall directly:

(i) (A) reduce or forgive any portion of any Loan or extend the final expiration date of any Lender’s Commitment or extend the final scheduled maturity date of any Loan or reduce the stated interest rate (it being understood that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrowers to pay interest at the Default

Rate or amend Section 2.08(c)), or (B) reduce or forgive any portion or extend the date for the payment, of any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates) or (C) amend or modify any provisions of Section 12.09(b) or any other provision that provides for the pro rata nature of disbursements by or payments to Lenders, in each case, without the written consent of each Lender directly and adversely affected thereby;

(ii) (A) amend, modify or waive any provision of this Section 12.01 or consent to the assignment or transfer by any Credit Party of its rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 9.03), in each case, without the written consent of each Lender directly and adversely affected thereby or (B) amend, modify or waive, or reduce the percentages specified in the definition of the term (x) “Required Revolving Lenders” without the written consent of each Revolving Lender and (y) “Required Term Lenders” without the written consent of each Term Lender ;

(iii) increase the aggregate amount of any Commitment of any Lender without the consent of such Lender;

(iv) amend, modify or waive any provision of Article XI applicable to the Administrative Agent without the written consent of the Administrative Agent;

(v) release all or substantially all of the Guarantors under the Guarantee Agreement (except as expressly permitted by the Guarantee Agreement), or release all or substantially all of the Collateral under the Security Agreement and the Mortgages (except as expressly permitted thereby and in Section 12.19), in each case without the prior written consent of each Lender; or

(vi) amend, modify or waive (or have the effect of amending, modifying or waiving) Section 5.02(j) or the definition of Waterfall Trigger Event in any manner that adversely affects the Lenders without the consent of each Lender directly and adversely affected thereby.

Notwithstanding the foregoing or anything to the contrary herein:

(i) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrowers (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders;

(ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended, and amounts payable to such Lender hereunder may not be permanently reduced without the consent of such Lender (other than reductions in fees and interest in which such reduction does not disproportionately affect such Lender);

(iii) schedules to this Agreement and the Security Agreement may be amended or supplemented with the consent of the Administrative Agent;

(iv) this Agreement and any other Credit Document may be amended solely with the consent of the Administrative Agent and the Borrowers without the need to obtain the consent of any other Lender if such amendment is delivered in order to (x) correct or cure ambiguities, errors, omissions, defects, (y) effect administrative changes of a technical or immaterial nature or (z) correct or cure incorrect cross references or similar inaccuracies in this Agreement or the applicable Credit Document, in each case, with regards to clauses (x) through (z), the correction of which is not adverse to the interest of any Lender. Guarantees, collateral documents, security documents, intercreditor agreements, and related documents executed in connection with this Agreement may be amended, modified, terminated or waived, and consent to any departure therefrom may be given, without the consent of any Lender if such amendment, modification, waiver or consent is given in order to cause such guarantee, collateral document, security document, intercreditor agreement or related document to be consistent with this Agreement and the other Credit Documents. Any such amendment shall become effective without any further consent of any other party to such Credit Document;

(v) (1) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Credit Document that relates only to the relationship of the Lenders and the Agents among themselves, and that does not affect the rights or obligations of Parent or the Borrowers, shall not require consent by or the agreement of any Credit Party, (2) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Credit Document may be entered into without the consent of, or over the objection of, any Defaulting Lender and (3) any amendment contemplated by Section 2.08(e) in connection with Conforming Changes or Section 2.16 in connection with a Benchmark Transition Event shall be effective as contemplated by Section 2.08(e) or Section 2.16, as applicable; and

(vi) solely with the consent of the Required Revolving Lenders and the Required Lenders (and, to the extent involving the Swingline Advances, the Revolving Agent), any such agreement may amend, modify or waive any term relating solely to the Revolving Loans and the Swingline Advances; provided that without limiting this clause (vi), no such amendment, modification, consent, waiver or elimination, without the consent of the Required Revolving Lenders (and, to the extent involving the Swingline Advances, the Revolving Agent), shall (A) amend or waive any provision of (including defined terms therein which pertain to Revolver Commitments) Section 2.01 (as it pertains to the Revolving Loans), 2.02 (as it pertains to the Revolving Loans and the Swingline Advances), 2.03 (as it pertains to the Revolving Loans), 2.04 (as it pertains to the Revolving Loans and the Swingline Advances), 2.05 (as it pertains to the Revolving Loans), 2.14, 4.01, 4.02 (as it pertains to the Revolving Loans), 4.03, 5.01 (as it pertains to the Revolving Loans), 2.08 (as it pertains to the Revolving Loans), 7.05 and 8.10 (in each case, as it pertains to the use of proceeds of Revolving Loans), 8.17, 11.14, 12.01 and 12.19 (in each case, as it pertains to amendments, waivers or modifications of the Administrative Agent’s or Revolving Agent’s rights to take action on behalf of the Revolving Lenders), Section 12.06(d) and Article X (in each case, as it pertains to the right of Required Revolving Lenders to terminate Revolver Commitments), (B) amend, modify or waive compliance with the conditions precedent to the obligations of any Revolving Lender or the

Revolving Agent to make any Revolving Loan or Swingline Advance in Section 6.02, (C) amend modify or terminate any provision set forth in Section 6.02 or waive any Default or Event of Default for the sole purpose of satisfying the conditions precedent to the obligations of Revolving Lenders or the Revolving Agent to make any Revolving Loans or Swingline Advances in Section 6.02, (D) change the definition of “Change of Control” or waive (including, for the avoidance of doubt, by forbearance with respect to) any Default or Event of Default under or pursuant to Section 10.01(j), (E) amend, waive or otherwise modify (or consent to any departure from including any waiver of a Default or Event of Default arising from a breach of) Section 9.13 and/or the definition of Liquidity, Total Secured Leverage Ratio, Test Period, and/or any other component definition used in any of the foregoing if the effect of any such amendment, waiver, modification or consent (together with each other amendment, waiver, consent or modification made in respect thereof without the consent of the Required Revolving Lenders) is to loosen (or have the effect of loosening) the covenant levels or any of them set forth in Section 9.13 by more than ten percent (10%) on a cumulative basis for any particular covenant level; (F) amend, waive or otherwise modify (or consent to any departure from including any waiver of a Default or Event of Default arising from a breach of) any of (1) Sections 8.01(a), 8.01(b) or 8.01(c) (delivery of quarterly and annual financials), solely to the extent such financial statements are not delivered to the Administrative Agent for delivery to each Lender within 20 days following the date such financial statements were required to be delivered pursuant to Sections 8.01(a), 8.01(b) and 8.01(c) (2) Sections 9.02 (liens), Section 9.05 (investments), Section 9.01 (indebtedness), Section 9.04 (dispositions) or Section 9.06 (restricted payments), (3) Section 10.01(a) (payment), (4) Section 10.01(c) arising from the failure of any Borrower or any other Credit Party to observe or perform its obligations under Section 9.12 (conduct of business); (5) Section 10.01(h) (insolvency proceedings, dissolution or liquidation); (6) Section 10.01(f) (judgment default); (7) Section 10.01(i) (liens) or (8) Section 10.01(k) (subordination); (G) amend, waive or otherwise modify any of the following definitions: “Borrowing Base” (or any component definition used therein), “Borrowing Base Certificate”, “Minimum Revolver Interest Amount”, “Minimum Revolver Borrowing Amount”, “Notice of Borrowing”, “Cash Dominion Event”, “Collection Account”, “Excluded Account”, “Extraordinary Advance”, “Maximum Revolver Amount”, “Overadvance”, “Permitted Discretion”, “Reserves”, “Revolving Agent’s Account”, “Revolving Availability Period”, “Revolving Borrowing”, “Revolving Facility”, “Revolving Loan Exposure”, “Revolving Facility Commitment”, “Revolving Facility Exposure”, “Revolving Facility Maturity Date”, “Revolving Lender”, “Revolving Loans”, “Revolving Loan Account”, “Springing Controlled Account”, “Springing Control Agreement”, “Swingline Advance”, “Swingline Loan Limit”, “Waterfall Trigger Event”; or (H) shorten the maturity or weighted average life to maturity of the Term Loans or require that any payment on the Term Loans be made earlier than the date originally scheduled for such payment.

SECTION 12.03 Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by electronic transmission). All such written notices shall be mailed, e-mailed or delivered to the applicable address or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Credit Parties, the Administrative Agent, to the address, electronic mail address or telephone number specified for such Person on Schedule 12.02 or to such other address, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Administrative Borrower, and the Administrative Agent.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three (3) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 12.02(c)), when delivered; provided, that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person.

(c) Effectiveness of Electronic Documents and Signatures. Credit Documents may be transmitted and/or signed by email or other electronic communication. The effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all Credit Parties, the Administrative Agent and the Lenders.

(d) Reliance by the Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Credit Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 12.04 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 12.05 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Credit Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

SECTION 12.06 Payment of Expenses; Indemnification. The Borrowers, severally and jointly, agrees, subject to any limitations set forth in the Fee Letter, (a) to pay or reimburse the Administrative Agent and the Lenders for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of, and any amendment, waiver, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees, disbursements and other charges of one counsel (and, to the extent necessary, one local counsel in any relevant jurisdiction and, if reasonably required, one regulatory counsel) to the Administrative Agent, (b) to pay or reimburse (i) a single firm of counsel to the Administrative Agent, (ii) if reasonably necessary, one local counsel in each relevant jurisdiction (which may include special counsel acting in multiple jurisdictions) and (iii) solely in the case of an actual or perceived conflict of interest, one additional primary counsel and one additional counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for each group of affected Lenders similarly situated taken as a whole, for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, and (c) to pay, indemnify and hold harmless each Lender and the Administrative Agent and their respective Related Parties from and against any and all other actual liabilities, obligations, losses, damages, penalties, actions, judgments, suits, and reasonable out-of-pocket costs, expenses or disbursements of any kind or nature whatsoever, including reasonable and documented fees, disbursements and other charges of one counsel, arising as a result of the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law on the part of any Credit Party or any of its Subsidiaries or any actual or alleged presence of Hazardous Materials as a result of the operations of each Credit Party or any of its Subsidiaries, including at any of their Real Property (all the foregoing in this clause (c), collectively, the “indemnified liabilities”); provided, that the Credit Parties shall have no obligation hereunder to the Administrative Agent or any Lender nor any of their Related Parties with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the party to be indemnified or one of their Related Parties; (ii) disputes among the Administrative Agent, the Lenders and/or their transferees; or (iii) diminution in value of any Real Property of any Credit Party resulting from the presence of Hazardous Materials existing at such Real Property on or before the Closing Date. The agreements in this Section 12.05 shall survive repayment of the Loans and all other amounts payable hereunder and termination of this Agreement. To the fullest extent permitted by Applicable Law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against any Lender, the Administrative Agent and their respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Lender, the Administrative Agent nor any of their respective Related Parties shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby. This Section 12.05 shall not apply to Taxes other than any Taxes that represent losses, claims, damages, etc., arising from a non-Tax claim.

SECTION 12.07 Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as set forth in Section 9.03, no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.06. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 12.06) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. Notwithstanding anything to the contrary herein, (a) any Lender shall be permitted to pledge or grant a security interest in all or any portion of such Lender’s rights hereunder including, but not limited to, any Loans (without the consent of, or notice to or any other action by, any other party hereto) to secure the obligations of such Lender or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Lender or any of its Affiliates and any agent, trustee or representative of such Person and (b) the Administrative Agent shall be permitted to pledge or grant a security interest in all or any portion of its respective rights hereunder or under the other Credit Documents, including, but not limited to, rights to payment (without the consent of, or notice to or any other action by, any other party hereto), to secure the obligations of the Administrative Agent or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of the Administrative Agent or any of its Affiliates and any agent, trustee or representative of such Person.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than to a Defaulting Lender or to any Borrower or to any of the Borrower’s Affiliates or Subsidiaries) (each, an “Eligible Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (which consent in each case shall not be unreasonably withheld or delayed) of:

(A) the Administrative Borrower; provided, that (1) no consent of the Administrative Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if Default or an Event of Default pursuant to Section 10.01(a), 10.01(c) (solely with respect to a default under Section 9.13) or Section 10.01(h) has occurred and is continuing, any other assignee ~~and~~, (2) the Administrative Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof, and (3) no consent of the Administrative Borrower shall be required in connection with the assignment of Revolver Commitments (and Revolving Loans funded thereunder) in an aggregate principal amount of up to $25,000,000 by ACF Finco I LP within 120 days of the Amendment No. 1 Effective Date;

(B) the Administrative Agent; provided, that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Administrative Borrower and the Administrative Agent otherwise consents, which consent, in each case, shall not be unreasonably withheld or delayed; provided, however, that no such consent of the Administrative Borrower shall be required if an Event of Default under Section 10.01(a), (c) (solely in respect of a breach of Section 8.01(a), (b), (c), (d) or (e), or Section 9.13) or Section 10.01(h) has occurred and is continuing; and provided further, that contemporaneous assignments to a single assignee made by affiliated Lenders or related Approved Funds and contemporaneous assignments by a single assignor to affiliated Lenders or related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided, that this paragraph shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided, that only one such fee shall be payable in connection with simultaneous assignments to two or more Approved Funds;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all “know your customer” documentation; and

(E) No Lender may assign or otherwise transfer its rights or obligations hereunder to any of the Credit Parties.

In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Administrative Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee (by its execution and delivery of the applicable Assignment and Acceptance to the Administrative Agent) and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full respective Pro Rata Share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 12.06, from and after the recordation date of each Assignment and Acceptance in the Register, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 5.03 and 12.05); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 12.06.

(i) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Further, the Register shall contain the name and address of the Administrative Agent and the lending office through which each such Person acts under this Agreement. The entries in the Register shall be conclusive absent manifest error, and the Credit Parties, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register, as in effect at the close of business on the preceding Business Day, shall be available for inspection by the Administrative Borrower, and any Lender, at any reasonable time and from time to time upon reasonable prior written notice.

(ii) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and any written consent to such assignment required by paragraph (b)(i) of this Section 12.06, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this paragraph.

(iii) Disqualified Institutions.

(A) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or transferring Lender entered into a binding agreement to sell and assign, or grant a participation in, all or a portion of its rights and obligations under this Agreement, as applicable, to such Person unless Administrative Agent and the Administrative Borrower (unless a Default or Event of Default under Section 10.01(a) or 10.01(h) has occurred and is continuing, in which case no consent from the Administrative Borrower is required) have consented in writing in their sole and absolute discretion to such assignment or participation, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation. For the avoidance of doubt, (x) no assignment or participation shall be retroactively invalidated pursuant to this Section 12.06(b)(vi) if the Trade Date therefor occurred prior to the assignee’s or participant’s becoming a Disqualified Institution (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), and (y) the execution by the Administrative Borrower or Agent of an Assignment and Acceptance with respect to such an assignment will not by itself result in such assignee no longer being considered a Disqualified Institution.

(B) Administrative Agent and each assignor of a Loan or seller of a participation hereunder shall be entitled to rely conclusively on a representation of the assignee Lender or Participant in the relevant Assignment or participation agreement, as applicable, that such assignee or purchaser is not a Disqualified Institution. The Administrative Agent shall have the right, and the Borrowers hereby expressly authorize Administrative Agent, to verbally disclose to any potential Lender or Participant whether not such Person is on the list of Disqualified Institutions provided by the Administrative Borrower and any updates thereto from time to time (collectively, the “DQ List”). Any assignment to a Disqualified Institution or grant or sale of participation to a Disqualified Institution in violation of this Section 12.06(b)(vi) shall not be void, but the other provisions of this Section 12.06 shall apply.

(c) (i) Any Lender may, without the consent of the Borrowers, or the Administrative Agent, sell participations to one or more banks or other entities (other than a natural person, a Defaulting Lender or any Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i) of the first proviso to Section 12.01. Subject to paragraph (c)(ii) of this Section 12.06, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, and 5.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 12.06. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.09(b) as though it were a Lender, provided, that such Participant agrees to be subject to Section 12.09(a) as though it were a Lender.

(i) A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11 or 5.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent. A Participant shall not be entitled to the benefits of Section 5.04 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 5.04(b) as though it were a Lender.

(ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Lender’s obligations hereunder (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall not have any responsibility for maintaining a Participant Register.

(d) Each Term Lender and, to the extent its claim arises in connection with a Term Loan, each other Indemnitee and holder of an Obligation of a Credit Party (collectively, the “Term Creditors”) acknowledges and agrees that because of their differing rights in proceeds of the Collateral, the Obligations arising under or in respect of the Term Loans (collectively, the “Term Loan Obligations”) are fundamentally different from the obligations arising under or in respect of the Revolving Loans and the Revolver Commitments (and participations therein) (collectively, the “Revolving Credit Obligations”) and must be separately classified in any plan of reorganization proposed or confirmed in any bankruptcy or insolvency proceeding involving any Borrower or any Guarantor as a debtor. No Term Creditor shall seek in any such bankruptcy or insolvency proceeding to be treated as part of the same class of creditors as the Revolving Loans and/or the Revolver Commitments (and participations therein), each other Indemnitee and holder of an Obligation of a Credit Party (collectively, the “Revolving Creditors”) or shall oppose any pleading or motion by the Revolving Creditors for the Revolving Creditors and the Term Creditors to be treated as separate classes of creditors. Notwithstanding the foregoing, and regardless of whether the Term Loan Obligations and the Revolving Credit Obligations are separately classified in any such plan of reorganization, the Term Creditors hereby acknowledge and agree that to the extent that the aggregate value of the Collateral exceeds the amount of the Revolving Credit Obligations, the Revolving Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of interest, and fees, costs and charges incurred subsequent to the commencement of the applicable bankruptcy or insolvency proceeding (regardless of whether such interest, and fees, costs and charges incurred subsequent to the commencement of the applicable bankruptcy or insolvency proceeding is allowed as part of the claims of the Revolving Creditors under Section 506(b) of the Bankruptcy Code or otherwise) before any distribution (whether pursuant to a plan of reorganization or otherwise) is made in respect of any of the claims held by the Term Creditors. The Term Creditors hereby acknowledge and agree to hold in trust for the benefit of the Revolving Creditors and to turn over to the Revolving Creditors all distributions received or receivable by them in any bankruptcy or insolvency proceeding (whether pursuant to a plan of reorganization or otherwise) to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Term Creditors.

SECTION 12.08 Replacements of Lenders Under Certain Circumstances.

(a) Any Borrower, at its sole cost and expense, shall be permitted to replace any Lender (or any Participant), other than an Affiliate of the Administrative Agent, that (i) requests reimbursement for amounts owing pursuant to Section 2.10, Section 2.11, Section 2.12 or Section 5.04, or (ii) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken, provided, that (A) such replacement does not conflict with any Applicable Law, (B) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (C) the Borrowers, jointly and severally, shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts (other than any disputed amounts) pursuant to Section 2.10, Section 2.11, Section 2.12 or Section 5.04, as the case may be, owing to such replaced Lender prior to the date of replacement, (D) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to each Agent, (E) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 12.06 (except that such replaced Lender shall not be obligated to pay any processing and recordation fee required pursuant thereto) and (F) any such replacement shall not be deemed to be a waiver of any rights that any Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) If any Lender (a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination, which pursuant to the terms of Section 12.01 requires the consent of all of the Lenders affected or the Required Lenders and with respect to which the Required Lenders shall have granted their consent, then, provided that no Default or Event of Default then exists, any Borrower shall have the right (unless such Non-Consenting Lender grants such consent), at its own cost and expense, to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and Commitments to one or more assignees reasonably acceptable to the Administrative Agent, provided, that: (i) all Obligations of the Borrowers owing to such Non-Consenting Lender being replaced shall be paid in full to such

Non-Consenting Lender concurrently with such assignment and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrowers, the Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 12.06 (except that such Non-Consenting Lender shall not be obligated to pay any processing and recordation fee required pursuant thereto).

SECTION 12.09 Securitization. The Credit Parties hereby acknowledge that the Lenders and their Affiliates may securitize the Loans (a “Securitization”) through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans to their controlled Affiliates, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody’s, S&P or one or more other rating agencies. The Credit Parties shall, to the extent commercially reasonable, cooperate with the Lenders and their Affiliates to effect any and all Securitizations. Notwithstanding the foregoing, no such Securitization shall release the Lender party thereto from any of its obligations hereunder or substitute any pledgee, secured party or any other party to such Securitization for such Lender as a party hereto and no change in ownership of the Loans may be effected except pursuant to Section 12.06.

SECTION 12.10 Adjustments; Set-off. (a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 10.01(h) or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans or interest thereon, such Benefited Lender shall (i) notify the Administrative Agent of such fact and (ii) purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that (x) if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest and (y) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant (as to which the provisions of this Section shall apply).

Notwithstanding the foregoing, in the event that any Defaulting Lender shall exercise any such right of setoff, (1) all amounts so set-off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.05(d) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (2) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off.

Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation.

(a) After the occurrence and during the continuance of an Event of Default, to the extent consented to by Administrative Agent, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower or any other Credit Party, any such notice being expressly waived by the Credit Parties to the extent permitted by Applicable Law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrowers, as the case may be. Each Lender agrees promptly to notify the Administrative Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 12.11 Counterparts. This Agreement and the other Credit Documents may be executed by one or more of the parties thereto on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Administrative Borrower and the Administrative Agent.

SECTION 12.12 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 12.11, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

SECTION 12.13 Integration. This Agreement and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 12.14 GOVERNING LAW. THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 12.15 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Affiliate of the foregoing in any way relating to this Agreement or any other Credit Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth on Schedule 12.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Borrower or any other Credit Party or their respective properties in the courts of any jurisdiction;

(e) waives, to the maximum extent not prohibited by law, all rights of rescission, set-off, counterclaims, and other defenses in connection with the repayment of the Obligations; and

(f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.14 any special, exemplary, punitive or consequential damages.

SECTION 12.16 Acknowledgments. Each Credit Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Credit Parties arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Administrative Agent and Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Credit Parties and the Lenders.

SECTION 12.17 WAIVERS OF JURY TRIAL. THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 12.18 Confidentiality. The Administrative Agent and Lender shall hold all Confidential Information confidential in accordance with its customary procedure for handling confidential information of this nature and (in the case of a Lender that is a bank) in accordance with safe and sound banking practices; provided, that Confidential Information may be disclosed by the Administrative Agent or Lender:

(a) as required by any governmental agency or representative thereof (including, without limitation, public disclosures by the Administrative Agent, Lender, or any of their Related Parties required by the SEC or any other governmental or regulatory authority);

(b) pursuant to legal process;

(c) in connection with the enforcement of any rights or exercise of any remedies by the Administrative Agent or Lender under this Agreement or any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document;

(d) to the Administrative Agent’s or Lender’s attorneys, professional advisors, independent auditors or Affiliates,

(e) in connection with:

(i) the establishment of any special purpose funding vehicle with respect to the Loans,

(ii) any Securitization permitted under Section 12.08;

(iii) any prospective assignment of, or participation in, its rights and obligations pursuant to Section 12.06, to prospective assignees or Participants, as the case may be;

(iv) any Hedging Transaction entered into or proposed to be entered into in connection with the Loans made hereunder, to actual or proposed direct or indirect contractual counterparties; and

(v) any actual or proposed credit facility for loans, letters of credit or other extensions of credit to or for the account of the Administrative Agent or Lender or any of its Affiliates, to any Person providing or proposing to provide such loan, letter of credit or other extension of credit or any agent, trustee or representative of such Person; or

(f) with the consent of the Administrative Borrower;

provided, that in the case of clause (e) hereof, the Person to whom Confidential Information is so disclosed is advised of and has been directed to comply with the provisions of this Section 12.17.

For purposes of this Section, “Confidential Information” means all information received from a Credit Party or any Subsidiary, whether directly or from a Credit Party or a Subsidiary’s managers, officers, employees, attorneys, agents, or other advisors, relating to the Credit Parties or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Secured Party on a nonconfidential basis prior to disclosure by or on behalf of such Credit Party or any Subsidiary.

Notwithstanding the foregoing, (A) each of the Administrative Agent, the Lenders and any Affiliate thereof is hereby expressly permitted by the Credit Parties to refer to any Credit Party and any of their respective Subsidiaries in connection with any promotion or marketing undertaken by the Administrative Agent, Lender or Affiliate and, for such purpose, the Administrative Agent, Lender or Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with such Credit Party or such Subsidiary or any of their businesses and (B) any information that is or becomes generally available to the public (other than as a result of prohibited disclosure by the Administrative Agent or Lender) shall not be subject to the provisions of this Section 12.17.

EACH LENDER ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION (AS DEFINED IN THIS SECTION 12.17) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWERS AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING WAIVERS AND AMENDMENTS, FURNISHED BY THE CREDIT PARTIES OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NONPUBLIC INFORMATION ABOUT THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES.

ACCORDINGLY, EACH LENDER REPRESENTS TO THE CREDIT PARTIES AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NONPUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 12.19 Press Releases, etc. Each Credit Party will not, and will not permit any of its respective Subsidiaries, directly or indirectly, to publish any press release or other similar public disclosure or announcements (including any marketing materials) regarding this Agreement, the other Credit Documents, the Transaction Documents, or any of the Transactions, without the consent of the Administrative Agent, which consent shall not be unreasonably withheld.

SECTION 12.20 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Credit Document, the Administrative Agent is hereby irrevocably authorized and directed by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 12.01) (x) to take any action requested by the Administrative Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Credit Document or that has been consented to in accordance with Section 12.01 or (ii) under the circumstances described in paragraph (b) below and (y) enter into subordination or intercreditor agreements with respect to Indebtedness to the extent the Administrative Agent or the Collateral Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement.

(a) At such time as (i) the Loans and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full and (ii) the Commitments have been terminated, the Collateral shall be automatically released from the Liens created by the Security Documents, and the Security Documents and all pledges and obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Credit Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

(b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any guarantee obligations pursuant to this Section 12.19. In each case as specified in this Section 12.19, the Administrative Agent will (and each Lender irrevocably authorizes and directs the Administrative Agent to), at the Administrative Borrower’s request and expense, (i) execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Administrative Agent’s Liens and all notices of security interests and liens previously filed by the Administrative Agent and (ii) deliver all possessory collateral in the Administrative Agent’s possession, custody or control to the Administrative Borrower (or the Administrative Borrower’s designee), and (iii) execute and deliver to the applicable Credit Party such other documents as such Credit Party may reasonably request to evidence the release of such item of Collateral or obligation from the assignment, lien or security interest granted under the Security Documents, in each case in accordance with the terms of the Credit Documents and this Section 12.19.

SECTION 12.21 USA Patriot Act. Each Lender hereby notifies each Credit Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act. Each Credit Party agrees to provide all such information to the Lenders upon request by the Administrative Agent at any time, whether with respect to any Person who is a Credit Party on the Closing Date or who becomes a Credit Party thereafter.

SECTION 12.22 No Fiduciary Duty. Each Credit Party, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Credit Parties, their respective Subsidiaries and Affiliates, on the one hand, and the Administrative Agent, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their respective Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications.

SECTION 12.23 Authorized Officers. The execution of any certificate requirement hereunder by an Authorized Officer shall be considered to have been done solely in such Authorized Officer’s capacity as an officer of the applicable Credit Party (and not individually). Notwithstanding anything to the contrary set forth herein, the Secured Parties shall be entitled to rely and act on any certificate, notice or other document delivered by or on behalf of any Person purporting to be an Authorized Officer of a Credit Party and shall have no duty to inquire as to the actual incumbency or authority of such Person.

SECTION 12.24 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution, and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 12.25 Purchase Option.

(a) Termination Notice; Purchase Notice. On one occasion exercised within 30 days of a Purchase Option Trigger Event, the Term Lenders shall have the option, but not the obligation, to (x) purchase from the Revolving Lenders all, but not less than all, of the Revolving Loans and other Revolving Credit Obligations owing to the Revolving Lenders and (y) assume all, but not less than all, of the then-existing Revolver Commitments. Such right shall be exercised by the applicable Term Lenders giving a written notice (the “Purchase Notice”) to the Administrative Agent (who shall in turn promptly deliver such notice to each Revolving Lender). A Purchase Notice once delivered shall be irrevocable. Each Term Lender shall have the right to purchase its pro rata share of the Revolving Credit Obligations and assume its pro rata share of the Revolver Commitments, and Term Lenders exercising such rights may exercise the rights of non-exercising Term Lenders, in each case on a pro rata basis as among exercising Term Lenders until such rights have been exercised as to all Revolving Credit Obligations and all Revolver Commitments (in any case, prior to issuance of the Purchase Notice).

(b) Purchase Option Closing. On the date specified in the Purchase Notice (which shall not be less than 3 Business Days nor more than 5 Business Days after delivery to Administrative Agent of the Purchase Notice) (such date the “Purchase Option Date”), the Revolving Lenders shall sell to the exercising Term Lenders, and the exercising Term Lenders shall purchase from the Revolving Lenders, all, but not less than all, of the Revolving Credit Obligations, and the Revolving Lenders shall assign to the exercising Term Lenders, and the exercising Term Lenders shall assume from the Revolving Lenders all, but not less than all, of the then existing Revolver Commitments. Upon such closing, each selling Revolving Lender shall be released from all of its Revolver Commitments hereunder.

(c) Purchase Price. The purchase, sale and assumption pursuant to this Section 12.24 shall be made by execution and delivery by the Administrative Agent, Revolving Lenders and exercising Term Lenders of an Assignment and Acceptance. Upon the date of such purchase and sale, (i) the exercising Term Lenders shall pay to the Administrative Agent for the Obligations with respect to the Revolving Loans and Swingline Advances owing to the Revolving Lenders and the ~~Revolver~~Revolving Agent, including principal, interest accrued and unpaid thereon, and any fees accrued and unpaid thereon, to the extent earned or due and payable in accordance with the Credit Documents and irrespective of whether allowed or allowable in connection with any bankruptcy or insolvency proceeding, (ii) any contingent indemnification Obligations in respect of asserted indemnity claims payable to the Revolving Lenders or their respective Affiliates (which, in the case of contingent Obligations in respect thereof, shall be satisfied by providing the Administrative Agent cash collateral in an amount equal to 100% of such obligations; it being agreed by the parties hereto that the Administrative Agent shall (A) be entitled to apply such cash collateral solely to satisfy such obligations owing to the selling Revolving Lenders and their respective Affiliates and (B) promptly return any unapplied portion of such cash collateral to the Collateral Agent for the benefit of the Term Lenders at such time as all such Obligations have been paid in full) and (iii) all expenses to the extent owing to the Revolving Lenders in accordance with the Credit Documents shall have been paid in full. Such purchase price and cash collateral shall be remitted by wire transfer of immediately available funds to the Collateral Agent in accordance with Section 2.08, solely for the account of the selling Revolving Lenders and shall be immediately distributed to such selling Lenders in accordance with their respective ratable shares. Interest and fees shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Term Lenders are received by the Administrative Agent prior to 2:00 p.m. (New York time) and interest and fees shall be calculated to and including such Business Day if the amounts so paid by the Term Lenders are received by Administrative Agent later than 2:00 p.m. (New York time). If, within 12 months after the consummation of the purchase, sale and assumption made pursuant to this Section 12.24, any Term Lender receives any Prepayment Premium solely and directly arising from the reduction or termination of Revolver Commitments in accordance with Section 4.04, then such Prepayment Premium shall be segregated and held in trust and promptly paid over to the ~~Revolver~~Revolving Agent, for the benefit of the selling Revolver Lenders, in the same form as received, with any necessary endorsements. For the avoidance of doubt, the foregoing sentence shall not apply to any Prepayment Premium payable in respect of the Term Loans.

(d) Nature of Sale. The purchase and sale pursuant to this Section 12.24 shall be expressly made without representation or warranty of any kind by the Revolving Lenders as to the Revolving Credit Obligations or otherwise and without recourse to the Revolving Lenders, except for representations and warranties as to the following made by each selling Lender severally (and not jointly): (i) the amount of the Revolving Credit Obligations being purchased from such selling Lender (including as to the principal of and accrued and unpaid interest on such Revolving Credit Obligations, fees and expenses thereof), (ii) that such selling Lender owns the Revolving Credit Obligations held by it free and clear of any Liens created by it and (iii) such selling Lender has the full right and power to assign its Revolving Credit Obligations and such assignment has been duly authorized by all necessary corporate action by such selling Lender. Notwithstanding anything herein, each selling Revolving Lender shall retain all of their respective indemnification rights under the Credit Documents arising in respect of any act or omission that occurred on or before the date of such purchase and sale, and in furtherance of the foregoing, no amendment to such indemnification rights or their priority under any waterfall provision shall be amended, modified, waived or terminated without the consent of each affected selling Lender. In connection with any such exercise of the purchase option pursuant to this Section 12.24, the purchasing Term Lenders may amend the payment priority of all or any portion of the Revolving Loans and Revolver Commitments so purchased to remove the “super priority” provisions relating thereto and cause such purchased Revolving Loans and Revolver Commitments to be pari passu in right of payment with the Term Loans hereunder (it being understood that such purchased Revolving Loans and Revolver Commitments shall otherwise contain the same terms and provisions otherwise applicable to the existing Revolving Loans and Revolver Commitments). The Borrowers and the Lenders hereby agree that this Agreement may be amended without the consent of any Person to effect the foregoing changes.

(e) Affiliates. For the avoidance of doubt, the purchase option of the Term Lenders described in this Section 12.24 may be exercised by such Term Lenders’ respective Affiliates who are Eligible Assignees hereunder.

SECTION 12.26 All Obligations to Constitute Joint and Several Obligations.

(a) All Obligations shall constitute joint and several obligations of the Credit Parties and shall be secured by the Collateral Agent’s Lien, for the benefit of the Lenders, upon all of the Collateral, and by all other Liens heretofore, now or at any time hereafter granted by each Credit Party to the Collateral Agent, for the benefit of the Lenders, to the extent provided in the Credit Documents under which such Lien arises. Each Credit Party expressly represents and acknowledges that it is part of a common enterprise with the other Credit Parties and that any financial accommodations by the Administrative Agent and the other members of the Lenders to any other Credit Party hereunder and under the other Loan Documents are and will be of direct and indirect interest, benefit and advantage to all Credit Parties. Each Credit Party acknowledges that any notice or request given by any Credit Party (including the Administrative Borrower) to the Administrative Agent shall bind all Credit Parties, and that any notice given by the Administrative Agent or any other member of the Lenders to any Credit Party shall be effective with respect to all Credit Parties. Each Credit Party acknowledges and agrees that each Credit Party shall be liable, on a joint and several basis, for all of the Loan and other Obligations, regardless of which Credit Party actually may have received the proceeds of any of the Loan or other extensions of credit or the amount of such Loan received or the manner in which the Administrative Agent or any other member of the Lenders accounts among the Credit Parties for such Loan or other extensions of credit on its books and records, and further acknowledges and agrees that the Loan and other extensions of credit to any Credit Party inure to the mutual benefit of all of the Credit Parties and that the Administrative Agent and the other members of the Lenders is relying on the joint and several liability of the Credit Parties in extending the Loan and other financial accommodations hereunder. Each Credit Party shall be entitled to subrogation and contribution rights from and against the other Credit Party to the extent any Credit Party is required to pay to any member of the Lenders any amount in excess of the Loan advanced directly to, or other Obligations incurred directly by, such Credit Party or as otherwise available under Applicable Law; provided, however, that such subrogation and contribution rights are and shall be subject to the terms and conditions of this Section 12.25.

(b) In the event any Credit Party (a “Funding Credit Party”) shall make any payment or payments under this Agreement or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, such Funding Credit Party shall have the right to seek contribution payments from each other Credit Party (each, a “Contributing Credit Party”) to the extent permitted by Applicable Law. Nothing in this Section 12.25(b) shall affect any Credit Party’s joint and several liability to the Lenders for the entire amount of its Obligations. Each Credit Party covenants and agrees that (i) its right to receive any contribution hereunder from a Contributing Credit Party shall be subordinate and junior in right of payment to all obligations of the Credit Parties to the Lenders hereunder and (ii) it shall not exercise any such contribution rights unless and until the Obligations shall have been paid in full in cash.

(c) Nothing in this Section 12.25 shall affect any Credit Party’s joint and several liability to the Lenders for the entire amount of its Obligations. Each Credit Party covenants and agrees that its right to receive any contribution hereunder from a contributing Credit Party shall be subordinate and junior in right of payment to all Obligations of the Borrower to the Lenders hereunder. No Credit Party will exercise any rights that it may acquire by way of subrogation hereunder or under any other Loan Document or at law by any payment made hereunder or otherwise, nor shall any Credit Party seek or be entitled to seek any contribution or reimbursement from any other Credit Party in respect of payments made by such Credit Party hereunder or under any other Loan Document, until all amounts owing to the

Lenders on account of the Obligations are paid in full in cash. If any amounts shall be paid to any Credit Party on account of such subrogation or contribution rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Credit Party in trust for the Lenders segregated from other funds of such Credit Party, and shall, forthwith upon receipt by such Credit Party, be turned over to the Administrative Agent in the exact form received by such Credit Party (duly endorsed by such Credit Party to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, as provided for herein.

SECTION 12.27 Administrative Borrower. Each Borrower hereby irrevocably appoints the Evolent as the borrowing agent and attorney-in-fact for all Borrower Parties (the “Administrative Borrower”), which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed the Administrative Borrower. Each Credit Party hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Administrative Agent with all notices with respect to the Loan obtained for the benefit of any Credit Party and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain the Loan and to exercise such other powers as are incidental thereto to carry out the purposes of this Agreement.

SECTION 12.28 Erroneous Payments.

(a) If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (other than a Credit Party or any Subsidiary thereof) (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the Defaulting Lender Rate. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) an error may have been made (in the case of immediately preceding clauses (x) or (y)) or an error has been made (in the case of immediately preceding clause (z)) with respect to such payment, prepayment or repayment; and

(ii) such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof and that it is so notifying the Administrative pursuant to this Section 12.27(b).

(c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s request to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Administrative Borrower) deemed to execute and deliver an Assignment and Acceptance with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Administrative Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment and (iii) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from a Borrower, any other Credit Party or any Subsidiary thereof for the purpose of discharging any Obligation.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 12.27 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	EVOLENT HEALTH LLC,
a Delaware limited liability company

By:
Name:
Title:

IMPLANTABLE PROVIDE GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

ENDZONE MERGER SUB, INC.,
a Delaware corporation

By:
Name:
Title:

TPG GROWTH ICEMAN PARENT INC.,
a Delaware corporation

By:
Name:
Title:

Signature Page to Credit Agreement

PARENT:	EVOLENT HEALTH, INC.,
a Delaware corporation

By:
Name:
Title:

OTHER GUARANTORS:	EH HOLDING COMPANY, INC.,
a Delaware corporation

By:
Name:
Title:

EVOLENT CARE PARTNERS HOLDING COMPANY, INC.,
a Delaware corporation

By:
Name:
Title:

NCIS HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

NCH MANAGEMENT SYSTEMS, INC.,
a California corporation

By:
Name:
Title:

Signature Page to Credit Agreement

EVOLENT CARE PARTNERS OF TEXAS, INC., a Texas corporation

By:
Name:
Title:

MTS III VITAL DECISIONS BLOCKER CORP., a Delaware corporation

By:
Name:
Title:

VITAL DECISIONS ACQUISITION LLC, a Delaware limited liability company

By:
Name:
Title:

VITAL DECISIONS LLC, a New Jersey limited liability company

By:
Name:
Title:

Signature Page to Credit Agreement

THE ACCOUNTABLE CARE ORGANIZATION LTD., a Michigan limited company

By:
Name:
Title:

EVOLENT CARE PARTNERS OF NORTH CAROLINA, INC., a North Carolina corporation

By:
Name:
Title:

SURGICAL COLLECTIONS GROUP, INC., a Delaware corporation

By:
Name:
Title:

TPG GROWTH ICEMAN INTERMEDIATE, INC., a Delaware corporation

By:
Name:
Title:

Signature Page to Credit Agreement

ADMINISTRATIVE AGENT AND A LENDER:	ARES CAPITAL MANAGEMENT LLC, a Delaware limited liability company

By:
Name:
Title:

COLLATERAL AGENT AND A LENDER:	ACF FINCO I LP,
a Delaware limited partnership

By:
Name:
Title:

REVOLVING AGENT:	ACF FINCO I LP,
a Delaware limited partnership

By:
Name:
Title:

Signature Page to Credit Agreement